                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                             Ocean Energy, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

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   (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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   (5)  Total fee paid:

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   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

                                     [LOGO]

                               OCEAN ENERGY, INC.
                                 HOUSTON, TEXAS

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 9, 2001

Dear Shareholder:

     You are cordially invited to attend the 2001 Annual Meeting of Shareholders (the "Annual Meeting") of Ocean Energy, Inc., a Texas corporation (the "Company"), which will be held on Wednesday, May 9, 2001 at 11:00 a.m., local time, at The St. Regis Hotel, 1919 Briar Lane, Houston, Texas. The Annual Meeting will be held for the following purposes:

          1. To elect three directors to serve until the 2004 Annual Meeting of Shareholders.

          2. To approve the merger of the Company into a wholly-owned subsidiary organized under the laws of Delaware to effect the change of the Company's state of incorporation from Texas to Delaware. Upon consummation of the merger, we will continue our operations as a Delaware corporation under the name "Ocean Energy, Inc."

          3. To approve our 2001 Long-Term Incentive Plan.

          4. To approve our 2001 Employee Stock Purchase Plan.

          5. To ratify the appointment of KPMG LLP as independent auditors of the Company for the fiscal year ending December 31, 2001.

          6. To transact such other business as may properly come before such meeting or any adjournment(s) or postponement(s) thereof.

     The close of business on March 28, 2001 has been fixed as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) or postponement(s) thereof.

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE ASK THAT YOU SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED. A SELF-ADDRESSED ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW ANY PREVIOUSLY GIVEN PROXY AND VOTE YOUR SHARES IN PERSON.

                                            By Order of the Board of Directors,

                                      /s/ ROBERT K. REEVES

                                            Robert K. Reeves
                                            Secretary

April 5, 2001

                               TABLE OF CONTENTS

DESCRIPTION OF PROPOSAL                                       PAGE
-----------------------                                       ----
Item 1 -- Election of Directors.............................    2
Item 2 -- Approval of Reincorporation from Texas to
          Delaware..........................................   19
Item 3 -- Approval of 2001 Long-Term Incentive Plan.........   24
Item 4 -- Approval of 2001 Employee Stock Purchase Plan.....   30
Item 5 -- Ratification of Appointment of Independent
  Auditors..................................................   34

                               OCEAN ENERGY, INC.
                            1001 FANNIN, SUITE 1600
                              HOUSTON, TEXAS 77002
                                 (713) 265-6000

                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                    SOLICITATION AND REVOCABILITY OF PROXIES

     The enclosed proxy is solicited by and on behalf of the Board of Directors (the "Board of Directors" or the "Board") of Ocean Energy, Inc., a Texas corporation (the "Company"), for use at the 2001 Annual Meeting of Shareholders (the "Annual Meeting") to be held on Wednesday, May 9, 2001 at 11:00 a.m., local time, at The St. Regis Hotel, 1919 Briar Oaks Lane, Houston, Texas, or at any adjournment(s) or postponement(s) thereof. The solicitation of proxies by the Board of Directors will be conducted primarily by mail. Georgeson & Company Inc. has been retained to assist the Company in the solicitation of proxies in connection with the Annual Meeting for a fee of $10,000, plus out-of-pocket expenses. In addition, officers, directors and employees of the Company may solicit proxies personally or by telephone, telegram or other forms of wire or facsimile communication. The Company will reimburse brokers, custodians, nominees and fiduciaries for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of common stock (the "Common Stock") of the Company. The costs of the solicitation will be borne by the Company. This proxy statement and the form of proxy were first mailed to shareholders of the Company on or about April 5, 2001.

     The enclosed proxy, even though executed and returned, may be revoked at any time prior to the voting of the proxy (a) by the execution and submission of a revised proxy, (b) by written notice to the Secretary of the Company or (c) by voting in person at the Annual Meeting. In the absence of such revocation, shares represented by the proxies will be voted at the Annual Meeting.

     At the close of business on March 28, 2001, the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting, there were outstanding 169,774,519 shares of Common Stock and 50,000 shares of the Company's Series C Convertible Preferred Stock (the "Convertible Preferred Stock"). Each shareholder is entitled to one vote for each share of Common Stock, and 68.96 votes for each share of Convertible Preferred Stock. Holders of Common Stock and Convertible Preferred Stock will vote together as a single class on the matters to be voted on at the Annual Meeting. The Common Stock and Convertible Preferred Stock are the only classes of outstanding securities of the Company entitled to notice of and to vote at the Annual Meeting.

     The Company's annual report to shareholders for the year ended December 31, 2000, including financial statements, is being mailed with this proxy statement to all shareholders entitled to vote at the Annual Meeting. The annual report does not constitute a part of this proxy soliciting material.

                             ELECTION OF DIRECTORS
                             (ITEM 1 ON PROXY CARD)

     Three directors are to be elected at the Annual Meeting. The Company's Bylaws provide for a classified Board of Directors, divided into Classes I, II and III, the terms of office of which are currently scheduled to expire, respectively, on the dates of the Company's Annual Meetings of Shareholders in 2002, 2003 and 2001. The three nominees are to be elected to Class III for a three-year term expiring at the Company's annual meeting of shareholders in 2004.

     THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE ELECTION OF EACH OF THE DIRECTOR NOMINEES.

     A plurality of the votes cast in person or by proxy by the holders of Common Stock and Convertible Preferred Stock, voting together as a class, is required to elect a director. Accordingly, under the Texas Business Corporation Act ("TBCA") and the Company's Bylaws, abstentions and broker non-votes would have no effect on the election of directors. Shareholders may not cumulate their votes in the election of directors.

     Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted FOR the election of the nominees listed below. Although the Board of Directors does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed proxy will vote for the election of such other person(s) as may be nominated by the Board of Directors.

     The following table sets forth information regarding the names, ages and principal occupations of the nominees and directors, directorships in other companies held by them and the length of continuous service as a director of the Company (or its predecessor):

                  NOMINEES FOR ELECTION AT THE ANNUAL MEETING

CLASS III DIRECTORS                        PRINCIPAL OCCUPATION AND DIRECTORSHIPS           AGE
-------------------                        --------------------------------------           ---
John B. Brock...................  Director, Southwest Bank of Texas, Southwest              68
                                  Bancorporation
                                  of Texas, Inc., St. Luke's Episcopal Health System and
                                  St. Luke's Episcopal Hospital. Director of Ocean Energy
                                  Inc., a
                                  Delaware corporation ("Old OEI") and a predecessor
                                  entity of
                                  Old OEI, United Meridian Corporation ("UMC"), from 1989
                                  until election as a director of the Company in March
                                  1999.
Milton Carroll..................  Chairman of the Board and Chief Executive Officer,        50
                                  Instrument Products, Inc.; Director, Health Care Service
                                  Corporation, Reliant Energy, Inc. and TEPPCO Partners,
                                  LP.
                                  Director of the Company since 1997.
James T. Hackett................  Chairman of the Board, President and Chief Executive      47
                                  Officer
                                  of the Company. Director, Flour Corporation, Kaiser
                                  Aluminum
                                  Corp., New Jersey Resources Corporation and Temple-
                                  Inland Inc. Director of the Company since 1998.

                              CONTINUING DIRECTORS

CLASS II DIRECTORS                         PRINCIPAL OCCUPATION AND DIRECTORSHIPS           AGE
------------------                         --------------------------------------           ---
J. Evans Attwell.................  Retired managing partner, Vinson & Elkins L.L.P.         70
                                   Director,
                                   American General Corporation. Director of the Company
                                   since 1974.
Barry J. Galt....................  Director, StanCorp Financial Group, Inc., Trinity        67
                                   Industries, Inc. and Friede Goldman Halter, Inc.
                                   Director of the Company since 1983.

CLASS II DIRECTORS                         PRINCIPAL OCCUPATION AND DIRECTORSHIPS           AGE
------------------                         --------------------------------------           ---
Elvis L. Mason...................  Principal, Elvis Mason & Associates, Inc. Consulting     67
                                   and Advisory Services. Director of Old OEI and UMC,
                                   from 1987 until election as a director of the Company
                                   in March 1999.
David K. Newbigging..............  Chairman, Friends' Provident Life Office, Faupel         67
                                   Trading Group plc and Thistle Hotels PLC; Director,
                                   Merrill Lynch & Co., Inc. and PACCAR Inc. Director of
                                   Old OEI and UMC, from 1987 until election as a director
                                   of the Company in March 1999.
Dee S. Osborne...................  President, Crest Investment Company (investments);       70
                                   Director, EOTT Energy Corp. (the general partner of
                                   EOTT Energy Partners, L.P.). Director of the Company
                                   since 1983.

CLASS I DIRECTORS                          PRINCIPAL OCCUPATION AND DIRECTORSHIPS           AGE
-----------------                          --------------------------------------           ---
Thomas D. Clark, Jr. ............  Ourso Distinguished Professor of Business and Dean of    60
                                   College of Business Administration at Louisiana State
                                   University. Director of Old OEI from 1997 until
                                   election as a director of the Company in March 1999.
Peter J. Fluor...................  President and Chief Executive Officer, Texas Crude       53
                                   Energy, Inc. (independent oil and gas company);
                                   Director, Fluor Corporation. Director of the Company
                                   since 1980.
Robert L. Howard.................  Retired Vice President of Domestic Operations,           64
                                   Exploration and Production, Shell Oil Company.
                                   Director, Southwestern Energy Company and McDermott
                                   International Inc. Director of Old OEI and UMC, from
                                   1996 until election as a director of the Company in
                                   March 1999.
Charles F. Mitchell, M.D. .......  Otolaryngologist and facial plastic surgeon. Director    52
                                   of Old OEI from 1995 until election as a director of
                                   the Company in March 1999.

     Each of the nominees and directors named above has been engaged in the principal occupation set forth opposite his name for the past five years except as follows:

     Mr. Brock served as Chairman of the Board of Old OEI from March 1998 until March 1999. He also served as Chairman of the Board of UMC from 1995 to March 1998 at which time UMC was merged into Old OEI. From 1989 to 1998, Mr. Brock held a variety of positions with UMC, including as President and Chief Executive Officer from 1992 to March 1998.

     Mr. Hackett served as Chairman of the Board of the Company from January 1999 to March 1999 prior to the merger with Old OEI and was renamed Chairman of the Board in January 2000. Prior to joining the Company, he served as Group President of the Energy Services division of Duke Energy from June 1997 through September 1998, following the merger of Duke Power Company and PanEnergy Corporation. From January 1996 until the merger, Mr. Hackett served as PanEnergy's Executive Vice President. Prior to his employment with PanEnergy, Mr. Hackett was employed by NGC Corporation (now Dynegy, Inc.) from 1990 through December 1995.

     Mr. Galt served as Vice Chairman of the Company from January 1999 to March 1999 and as Chairman of the Board of the Company from 1983 to December 1998.

     Mr. Mason served as Chairman of the Board of Directors of San Jacinto Holdings, Inc. from 1991 to 1999 and served as Managing Partner of Mason Best Company, L.P., a merchant banking firm, from 1984 to

1998. He served as Chief Executive Officer of San Jacinto Holdings, Inc. from 1991 to March 1999 and Safeguard Business Systems Inc. from August 1997 to March 1999 and from 1992 to October 1996.

     Mr. Newbigging has served as Chairman of Faupel Trading Group P.L.C. since January 1994. He has also served as Chairman of Equitas Holdings Limited and Equitas Reinsurance Limited from December 1995 to October 1998, and Equitas Limited from March 1996 to October 1998. He was appointed Chairman of Thistle Hotels PLC in March 1999.

SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

     The following table sets forth the number of shares of Common Stock beneficially owned by each director, each nominee for director, the Chief Executive Officer and each of the other four most highly compensated individuals for 2000 who were serving as executive officers of the Company as of December 31, 2000 (the "Named Officers"), two additional highly compensated officers and the directors and executive officers of the Company as a group, as of the date of this Proxy Statement:

                                                                  COMMON STOCK
                                                             BENEFICIALLY OWNED(1)
                                                      ------------------------------------
                                                                                  PERCENT
                                                      NUMBER OF SHARES (2)        OF CLASS
                                                      --------------------        --------
J. Evans Attwell....................................          88,000                  *
John B. Brock.......................................       1,167,681(3)               *
Milton Carroll......................................          21,000                  *
Thomas D. Clark, Jr. ...............................          42,172                  *
Peter J. Fluor......................................          75,998(4)               *
Barry J. Galt.......................................         817,000                  *
Robert L. Howard....................................          48,800                  *
Elvis L. Mason......................................          67,547                  *
Charles F. Mitchell, M.D. ..........................          48,700                  *
David K. Newbigging.................................              --(5)               *
Dee S. Osborne......................................         133,193                  *
James T. Hackett....................................       1,247,640(6)               *
William L. Transier.................................         596,637(6)(7)            *
Robert K. Reeves....................................         638,462(6)(7)            *
John D. Schiller, Jr. ..............................         339,289(6)(7)            *
William S. Flores, Jr. .............................         346,453(6)(7)(8)         *
Scott A. Griffiths..................................         178,697(6)(7)(8)         *
Stephen A. Thorington...............................          91,033(6)(7)            *
Directors and executive officers as a group: (17
  persons)..........................................       5,426,152(9)             3.2%

---------------

 *  Less than 1%

(1) Unless otherwise indicated, beneficial owners have sole voting and investment power with respect to the shares listed. Amounts shown are as of March 15, 2001, except for amounts held by the trustees of the Company's Thrift Plan and Employee Stock Ownership Plan, which are as of December 31, 1999.

(2) Includes shares that the above named persons have a right to purchase within 60 days pursuant to stock options granted under the Company's stock option plans. Such shares are allocated as follows: Mr. Attwell -- 48,000; Mr. Brock -- 871,125; Mr. Carroll -- 20,000; Mr. Clark -- 41,680; Mr. Fluor --
    48,000; Mr. Galt -- 566,000; Mr. Howard -- 44,800; Mr. Mason -- 52,600; Dr.
    Mitchell -- 46,360; Mr. Osborne -- 48,000; Mr. Hackett -- 777,411; Mr.
    Transier -- 341,667; Mr. Reeves -- 502,037; Mr. Schiller -- 179,998; Mr.
    Flores -- 321,088; Mr. Griffiths -- 152,370; and Mr. Thorington -- 58,333. Prior to exercising these options, the directors and officers will have no voting or investment power with respect to the underlying shares.

(3) Includes 5,000 shares owned by his wife as separate property with respect to which Mr. Brock disclaims beneficial ownership because he has neither voting nor dispositive power with respect to such shares.

(4) Includes 4,000 shares held by certain trusts with respect to which Mr. Fluor is the sole trustee but for which he disclaims any beneficial ownership.

(5) Mr. Newbigging has been the recipient of various stock options which have been assigned to a trust of which members of his family are the beneficiaries and of which Mr. Newbigging is not the trustee.

(6) Includes shares held by the trustee of the Company's Employee Stock Ownership Plan for which the listed officers have sole voting power and no investment power. Shares held are as follows: Mr. Hackett -- 49; Mr. Transier -- 6,037; Mr. Reeves -- 2,124; Mr. Schiller -- 2,124; Mr.
    Flores -- 2,124; Mr. Griffiths -- 5,507; and Mr. Thorington -- 5,880.

(7) Includes shares held by the trustees of the Company's Thrift Plan for which the listed officers have sole voting power and no investment power. Shares held are as follows: Mr. Transier -- 69,195; Mr. Reeves -- 2,090; Mr. Schiller -- 2,295; Mr. Flores -- 1,922; Mr. Griffiths -- 2,270; and Mr. Thorington -- 3,410.

(8) Messrs. Flores and Griffiths are not executive officers of the Company.

(9) Includes 93,204 shares held for directors and executive officers as a group in the Company's Thrift Plan and Employee Stock Ownership Plan for which such persons have sole voting power and no investment power. Also, includes 3,614,678 shares for directors and executive officers as a group that such persons have the right to purchase within 60 days pursuant to options granted under the Company's stock option plans. Prior to exercising these options, said persons will have no voting or investment power with respect to the underlying shares.

                             PRINCIPAL SHAREHOLDERS

     To the Company's knowledge and based upon filings with the Securities and Exchange Commission ("SEC"), the only person who may be deemed to own beneficially more than 5% of the outstanding Common Stock (including any "group" as that term is used in Section 13(d)(3) of the Exchange Act), as of the date of this Proxy Statement, is named in the following table:

NAME AND ADDRESS OF BENEFICIAL OWNER                     NUMBER OF SHARES   PERCENT OF CLASS
------------------------------------                     ----------------   ----------------
State Street Research & Management Co..................     9,298,130             5.5%
  One Financial Center, 30th Floor
  Boston, MA 02111-2690

DIRECTORS' MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Company's Board of Directors held eight meetings during 2000. Each director attended at least 75% of the aggregate total meetings of the Board of Directors and the committees on which such director served during his tenure of service.

          Audit Committee. The Audit Committee currently consists of Messrs. Osborne (Chairman), Attwell, Carroll, Howard and Newbigging. The Committee's principal functions are to confirm the existence of effective accounting and internal control systems and to oversee the entire audit function, both independent and internal. During 2000, the Audit Committee held six meetings. The report of the Audit Committee is set forth on page 6.

          Organization and Compensation Committee. The Organization and Compensation Committee currently consists of Messrs. Mason (Chairman), Carroll, Clark and Mitchell. The Committee's principal functions are to study, advise and consult with the Company's management respecting the compensation of officers and other key employees of the Company. During 2000, the Organization and Compensation Committee held five meetings. The report of the Organization and Compensation Committee is set forth on page 13.

          Executive Committee. The Executive Committee currently consists of Messrs. Fluor (Chairman), Attwell, Brock, Galt and Mason. The Committee's principal function is to aid and assist the Company's management in the day-to-day operation of the Company. During 2000, the Executive Committee held nine meetings.

          Nominating Committee. The Nominating Committee currently consists of Messrs. Clark (Chairman), Carroll, Fluor, Howard and Mitchell. The Committee's principal function is to make proposals to the Board of Directors for candidates to be nominated by the Board to fill vacancies or for new directorship positions, if any, which may be created from time to time. The Nominating Committee will consider suggestions from any source, particularly shareholders, regarding possible candidates for director. With respect to the procedures that must be followed in order for nominations from shareholders to be considered, see "Shareholder Proposals and Director Nominations." During 2000, the Nominating Committee held three meetings.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee is governed by a restated charter adopted by the Board of Directors on January 23, 2001. A copy of the charter is attached to this Proxy Statement as Annex A. The Audit Committee's primary duties and responsibilities are to:

     - periodically assess the integrity of the Company's financial reporting process and systems of internal control regarding accounting;

     - periodically assess the independence and performance of the Company's outside auditors; and

     - provide an avenue of communication among the outside auditors, management and the Board of Directors.

     Management is responsible for the Company's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

     The Audit Committee held six meetings during fiscal 2000. During these meetings, the Audit Committee reviewed and discussed the Company's financial statements with management and KPMG LLP ("KPMG"), its independent certified public accountants.

     The Audit Committee reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2000 with the Company's management and management represented to the Audit Committee that the Company's financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee discussed with KPMG matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     The Audit Committee received the written disclosures and the letter from KPMG required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees), and the Audit Committee discussed with KPMG their independence from the Company. The Audit Committee considered the non-audit services provided by KPMG and determined that the services provided are compatible with maintaining KPMG's independence. The total fees paid to KPMG for fiscal 2000 consisted of:

Audit Fees..................................................  $  472,750
Financial Information Systems Design and Implementation
  Fees......................................................           0
All Other Fees..............................................   1,369,356
                                                              ----------
Total.......................................................  $1,842,106
                                                              ==========

     Based on the Audit Committee's discussions with management and the independent accountants and the Audit Committee's review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission.

     Each of the members of the Audit Committee listed below is independent as defined under the listing standards of the New York Stock Exchange.

                                            Audit Committee

                                            Dee S. Osborne (Chairman)
                                            J. Evans Attwell
                                            Milton Carroll
                                            Robert L. Howard
                                            David K. Newbigging

COMPENSATION OF DIRECTORS

     During 2000, each director of the Company who was not a full-time employee was paid an annual director's fee of $35,000 plus $1,000 for each Board of Directors and Committee meeting attended. Each nonemployee director who served as a committee chairman received an additional $5,000 per year. In addition, each director was reimbursed for reasonable travel expenses incurred in connection with such director's attendance at Board of Directors and Committee meetings.

     Stock Options. The 1999 Long Term Incentive Plan (the "Plan") provides for the grant of options to acquire Common Stock to each director who is not also an employee of the Company (each a "Director"). On the date of any annual meeting of shareholders prior to the termination of the Plan, each Director who is continuing in office will automatically receive an option to purchase 6,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of grant with one-third vested at each of the next three annual meeting dates. In addition, each Director who is elected or appointed to the Board of Directors for the first time will receive on the date of such director's election or appointment an option to purchase 10,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of grant with 50% immediately vested and the remaining 50% vested on the next annual meeting of shareholders of the Company. All outstanding options have terms of ten years.

     Deferred Fee Plan. The Company has an Outside Directors Deferred Fee Plan (the "Deferred Fee Plan"), a non-qualified deferred compensation plan, pursuant to which all directors who are not employees of the Company ("Outside Directors") may elect to defer all or a portion of their directors' fees. Outside Directors are permitted to make elections regarding the method of income crediting for these deferrals, which are credited based upon the performance of various investment funds selected by the committee responsible for administering the Deferred Fee Plan, including a fund investing in Common Stock (a "Stock Fund"). However, an Outside Director may not make or revoke an election designating a Stock Fund for the income crediting for his deferrals under the Deferred Fee Plan within six months after making or revoking a previous election designating a Stock Fund for such crediting. Distributions under the Deferred Fee Plan can be made only in cash. As of March 1, 2001, all Outside Directors except Messrs. Brock, Clark and Newbigging were participants in the Deferred Fee Plan.

CERTAIN TRANSACTIONS

     During 2000, as part of a previously announced stock repurchase program, the Company purchased from Mr. Barry J. Galt, a director of the Company, and Mr. James C. Flores, a former director of the Company, and an affiliated entity 150,000 shares and 600,000 shares of Common Stock, respectively, at then current market prices. The Company purchased Mr. Galt's shares on June 20, 2000 for an aggregate purchase price of $2,278,125 and purchased Mr. Flores' shares on May 17, 2000 for an aggregate purchase price of $9,262,500.

     As previously disclosed, the Company paid James C. Flores, who served as a director of the Company's during the Company's last fiscal year, $5.4 million in cash and vested all of his outstanding and unvested stock options in connection with his resignation as Chairman of the Board of the Company in December 1999. This cash payment was made in January 2000. Mr. Flores resigned his position as a director of the Company in January 2001.

     During 2000, the Company paid $341,454 to Sable Minerals, Inc. ("Sable"), a corporation owned by Mr. Flores, pursuant to a non-cost bearing overriding royalty interest held by Sable in the Company's Main Pass 69, South Pass 24 and South Pass 27 fields.

     During 2000, the Company retained the law firm of Vinson & Elkins L.L.P., of which Mr. Attwell, a director of the Company, is retired managing partner, to perform various legal services for the Company. Vinson & Elkins L.L.P. has been retained to perform similar services in 2001.

     The following executive officers have outstanding loans from the Company. These loans were made in 1998 in order to encourage stock ownership by the management team and were designed to facilitate the immediate exercise of stock options to purchase shares.

                                                     AMOUNT OUTSTANDING
                                                (INCLUDING ACCRUED INTEREST)
NAME                                              AS OF DECEMBER 31, 2000      MATURITY DATE   INTEREST RATE
----                                            ----------------------------   -------------   -------------
William L. Transier...........................            $368,062             12/17/2002           4.8%
John D. Schiller, Jr. ........................            $464,891             12/17/2002           4.8%

     Since the inception of these loans, and in accordance with the terms of the loans, no payments of principal or interest have been made. The loans to Mr. Transier and Mr. Schiller were made on December 17, 1998 to allow for the exercise of 60,982 and 77,025 stock options, respectively, pursuant to the Company's Equity Ownership Program. Each of these loans is secured by the shares of Common Stock acquired upon exercise of the stock options described above. Portions of the loans are forgiven based on the Company's stock performance against its peer group and the respective tenure of Mr. Transier and Mr. Schiller with the Company. The maximum aggregate amount outstanding (including accrued interest) during 2000 for Mr. Transier and Mr. Schiller was $404,134 and $510,454, respectively.

SECTION 16 COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers, directors and persons who own more than 10% of the Common Stock to file reports of ownership and changes in ownership concerning the Common Stock with the SEC and to furnish the Company with copies of all Section 16(a) forms they file. Based upon the Company's review of the Section 16(a) filings that have been received by the Company, the Company believes that all filings required to be made under Section 16(a) during 2000 were timely made.

                             EXECUTIVE COMPENSATION

     The following table sets forth the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended December 31, 2000, 1999 and 1998, of the Named Officers and two additional highly compensated officers:

                           SUMMARY COMPENSATION TABLE

                                                                                 LONG-TERM COMPENSATION
                                                                             -------------------------------
                                                  ANNUAL COMPENSATION                    AWARDS
                                             -----------------------------   -------------------------------
                                                                                                 SECURITIES
                                                                             RESTRICTED STOCK    UNDERLYING     ALL OTHER
                                                     SALARY        BONUS         AWARD(S)       OPTIONS/SARS   COMPENSATION
NAME & PRINCIPAL POSITION                    YEAR      ($)          ($)           ($)(1)           (#)(2)         ($)(3)
-------------------------                    ----   ---------     --------   ----------------   ------------   ------------
James T. Hackett...........................  2000   $606,148      $630,000      $1,404,688        150,000        $173,087
  Chairman of the Board,                     1999   $  3,600(4)   $475,000      $1,527,600        575,000        $ 57,815
  President and Chief Executive Officer      1998   $    875(4)   $500,000      $  677,922        391,996        $ 22,015
William L. Transier........................  2000   $351,025      $350,000      $  274,219         75,000        $ 92,528
  Executive Vice President and               1999   $341,500      $350,000      $       --        250,000        $ 36,246
  Chief Financial Officer                    1998   $290,500      $300,000      $  554,186        130,982        $ 53,586
Robert K. Reeves(5)........................  2000   $350,000      $315,000      $  137,109         50,000        $ 34,485
  Executive Vice President,                  1999   $262,500      $300,000      $       --        250,000        $ 15,611
  General Counsel and Secretary              1998   $     --      $     --      $       --             --        $     --
John D. Schiller, Jr. .....................  2000   $342,828      $350,000      $  137,109         50,000        $100,631
  Executive Vice President, Operations       1999   $287,500      $250,000      $       --        200,000        $ 26,129
                                             1998   $ 72,917      $ 70,614      $       --        117,025        $ 63,970
William S. Flores, Jr.(5)(6)...............  2000   $251,025      $210,000      $   54,844         45,000        $ 24,391
  Senior Vice President, Drilling            1999   $187,500      $175,000      $       --        120,000        $ 26,130
                                             1998   $     --      $     --      $       --             --        $     --
Scott A. Griffiths(6)......................  2000   $245,902      $185,000      $   54,844         45,000        $ 24,604
  Senior Vice President                      1999   $225,000      $175,000      $       --        120,000        $ 38,294
  Exploration, International                 1998   $186,123      $ 35,006      $       --         20,000        $ 31,202
Stephen A. Thorington......................  2000   $200,000      $160,000      $   54,844         45,000        $ 20,085
  Senior Vice President, Finance,            1999   $200,000      $160,000      $       --        100,000        $ 32,619
  Treasury and Corporate Development         1998   $175,000      $ 83,500      $       --         11,000        $ 29,345

---------------

(1) The restricted stock included in the table represents the fair market value of the entire restricted stock award on the date of grants. The Company currently pays dividends on its Common Stock, but no dividends were paid during 2000. The following restricted stock grants were made during 2000:
    Mr. Hackett -- 125,000 shares; Mr. Transier -- 37,500 shares; Mr.
    Schiller -- 18,750 shares; Mr. Reeves -- 18,750 shares; Mr. Flores -- 7,500 shares; Mr. Griffiths -- 7,500 shares; and Mr. Thorington -- 7,500 shares. All restricted stock grants in 2000 were made on January 3, 2000, except 50,000 shares granted to Mr. Hackett on September 16, 2000. All restricted stock grants have restrictions that lapse in equal annual increments during the three year period following the grant date. Prior to the merger between the Company and Old OEI, Mr. Hackett received 241,996 shares of restricted stock with respect to which the restrictions were scheduled to lapse on various dates through September 16, 2002. As a result of the merger between the Company and Old OEI, all of the restrictions related to the restricted stock held by Mr. Hackett and Mr. Transier lapsed in March 1999. The following is the aggregate number of shares of unreleased restricted stock and its value at December 31, 2000 for each of the listed officers: Mr. Hackett -- 116,667 shares valued at $2,027,083; Mr. Transier -- 37,500 shares valued at $651,563; Mr. Reeves -- 18,750 shares valued at $325,781; Mr. Schiller -- 18,750 shares valued at $325,781; Mr. Flores -- 7,500 shares valued at $130,313; Mr. Griffiths -- 7,500 shares valued at $130,313; and Mr. Thorington -- 7,500 shares valued at $130,313.

(2) No grants of stock appreciation rights have been made.

(3) Amounts reported under "All Other Compensation," represent contributions by the Company to defined contribution plans, parking or car allowances and premiums paid on life insurance policies, and where applicable, include amounts for personal use of aircraft chartered by the Company. In the case of Mr. Hackett, includes annual premium payments paid by the Company for Mr. Hackett's Flexible Premium Adjustable Life Insurance policy of $1,390 for 2000, 1999 and 1998. In the case of Messrs. Transier and Schiller, includes for 2000 amounts forgiven pursuant to the terms of Equity Ownership Program loans of $52,930 and $66,855, respectively.

(4) Under Mr. Hackett's employment agreement, Mr. Hackett received his annual compensation of $500,000 for 1998 and 1999 in the form of stock options. In connection with the merger between the Company and Old OEI, Mr. Hackett's salary increased from $500,000 to $600,000. Mr. Hackett deferred this increase under the Company's Supplemental Benefit Plan as phantom shares or common stock equivalents. As a result, Mr. Hackett received only a nominal amount of 1999 base salary in cash sufficient to cover costs associated with the Company's benefit plans. During 1998, Mr. Hackett elected to waive receipt of his 1998 and 1999 salary in exchange for an option to purchase 200,000 shares of Common Stock.

(5) Messrs. Reeves and Flores assumed their positions with the Company in March 1999 in connection with the merger between the Company and Old OEI.

(6) Messrs. Flores and Griffiths are not executive officers of the Company.

COMPENSATION ARRANGEMENTS

  Employment Agreements.

     Mr. Hackett entered into a three-year employment agreement with the Company effective September 16, 1998. The term of Mr. Hackett's employment agreement is extended automatically for an additional year on each anniversary of the employment agreement, unless terminated prior to such renewal by either Mr. Hackett or the Company. Consequently, the remaining term of Mr. Hackett's employment agreement will always range from two to three years. However, if the Company terminates Mr. Hackett's employment for cause (as defined in the agreement), or because of Mr. Hackett's uncorrected material breach of the employment agreement, the employment agreement will terminate. Similarly, if Mr. Hackett voluntarily terminates his employment for reasons other than the Company's uncorrected material breach of the employment agreement, his failure to be re-elected to the positions specified in the employment agreement, including as a director, the assignment of duties materially inconsistent with his positions, or the relocation of the principal place of his employment by more than 50 miles, the employment agreement will terminate. The employment agreement provides for Mr. Hackett to serve as the Company's President and Chief Executive Officer and as Chairman of the Company's Board of Directors. The employment agreement also includes noncompetition provisions that apply while Mr. Hackett is employed by the Company and for two years following a termination of Mr. Hackett's employment by reason of his disability or a voluntary termination by Mr. Hackett prior to September 16, 2000. During his term of employment, Mr. Hackett will also receive various club memberships and certain other personal and business-related benefits.

     The foregoing description reflects an amendment to Mr. Hackett's employment agreement effective January 1, 2000, that amended the provision pertaining to Mr. Hackett's service as Chairman of the Company's Board of Directors and the noncompetition provision, both of which had been amended previously in connection with the merger between the Company and Old OEI.

     Mr. Transier entered into a five-year employment agreement with the Company effective June 22, 1999, which replaced an existing severance agreement. If the Company terminates Mr. Transier's employment because of his misconduct or disability (both as defined therein), the employment agreement will terminate. Similarly, if Mr. Transier resigns for other than good reason (as defined therein), the employment agreement will terminate. The employment agreement provides for Mr. Transier to serve as Executive Vice President and Chief Financial Officer of the Company. Mr. Transier's salary is subject to review and possible increase by the Company's Board of Directors on an annual basis. Further, during his term of employment, Mr. Transier will receive certain other personal and business-related benefits.

     Mr. Reeves entered into a five-year employment agreement with the Company effective June 22, 1999, which replaced an existing employment agreement. If the Company terminates Mr. Reeves' employment because of his misconduct or disability (both as defined therein), the employment agreement will terminate. Similarly, if Mr. Reeves resigns for other than good reason (as defined therein), the employment agreement will terminate. The employment agreement provides for Mr. Reeves to serve as Executive Vice President, General Counsel and Corporate Secretary of the Company. Mr. Reeves' salary is subject to review and possible increase by the Company's Board of Directors on an annual basis. Further, during his term of employment, Mr. Reeves will receive certain other personal and business-related benefits.

     Mr. Schiller entered into a five-year employment agreement with the Company effective July 20, 2000, which replaced an existing severance agreement. If the Company terminates Mr. Schiller's employment because of his misconduct or disability (both as defined therein), the employment agreement will terminate. Similarly, if Mr. Schiller resigns for other than good reason (as defined therein), the employment agreement will terminate. The employment agreement provides for Mr. Schiller to serve as Executive Vice President -- Operations of the Company. Mr. Schiller's salary is subject to review and possible increase by the Company's Board of Directors on an annual basis. Further, during his term of employment, Mr. Schiller will receive certain other personal and business-related benefits.

     Mr. Flores entered into a five-year employment agreement with the Company effective June 22, 1999, which replaced an existing employment agreement. If the Company terminates Mr. Flores' employment because of his misconduct or disability (both as defined therein), the employment agreement will terminate. Similarly, if Mr. Flores resigns for other than good reason (as defined therein), the employment agreement will terminate. The employment agreement provides for Mr. Flores to serve as Senior Vice President, Drilling of the Company. Mr. Flores' salary is subject to review and possible increase by the Company's Board of Directors on an annual basis.

  Executive Severance Agreement.

     Messrs. Hackett and Griffiths have entered into agreements with the Company (each a "Severance Agreement") that provide certain severance benefits in the event their employment is subject to an involuntary termination (as defined therein) within two years following a change of control (as defined therein) of the Company. The merger between the Company and Old OEI in March 1999 (the "OEI Merger") was deemed as a change of control within the meaning of the Severance Agreements.

     Mr. Hackett's Severance Agreement became effective as of August 25, 1998, with an initial term of two years. This term may be extended for successive two-year terms following the initial term; however, if a change of control occurs during the term of Mr. Hackett's Severance Agreement, the Severance Agreement cannot terminate until two years after the change of control. Accordingly, as a result of the OEI Merger, Mr. Hackett's Severance Agreement will pursuant to its terms expire on March 30, 2001. Notwithstanding the foregoing, in the event that the Board of Directors of the Company fails to act with respect to Mr. Hackett's Severance Agreement within sixty days of its scheduled expiration, the Severance Agreement will by its terms automatically renew for a term of two years.

     Mr. Griffiths' Severance Agreement, which replaced an existing severance agreement, became effective as of June 22, 1999, with an initial term of three years. This term may be extended for successive three-year terms following the initial term; however, if a change of control occurs during the term of Mr. Griffiths' Severance Agreement, the Severance Agreement cannot terminate until two years after the change of control.

     The Severance Agreements generally provide for (a) the payment of 2.99 times the sum of annual salary and targeted incentive bonus or, where applicable, two-year average bonus at the time of the change of control or the involuntary termination, whichever is greater, and, where applicable, reduced by the present value of any salary continuation, bonus or severance payments payable under any other Company plan, policy or agreement, other than a plan within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, (b) where applicable, the payment of targeted incentive bonus if the involuntary termination occurs after a bonus is earned but before it is paid, (c) the continuation of health and insurance benefit coverage at active employee cost for up to thirty-six months, and (d) outplacement services up to a maximum cost of $6,000. Additionally, the Severance Agreements provide that if any payments to an executive by the Company would be subject to any excise tax imposed by section 4999 of the Code, a "gross-up" payment will be made to place such executive in the same net after-tax position as would have been the case if no excise tax had been imposed.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

     The following is information with respect to the unexercised options to purchase Common Stock under the Company's stock option plans granted to the Named Officers and two additional highly compensated officers and held by them at December 31, 2000.

                                                       NUMBER OF SECURITIES
                                                      UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                          OPTIONS/SARS AT          IN-THE-MONEY OPTIONS/SARS
                          SHARES                       DECEMBER 31, 2000(#)       AT DECEMBER 31, 2000($)(1)
                        ACQUIRED ON      VALUE      ---------------------------   ---------------------------
                        EXERCISE(#)   REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
                        -----------   -----------   -----------   -------------   -----------   -------------
James T. Hackett......      --            --          577,412        539,584      $4,019,706     $4,726,959
William L. Transier...      --            --          283,333        241,667      $  892,498     $2,417,189
Robert K. Reeves......      --            --          541,036        216,667      $3,327,801     $2,165,627
John D. Schiller,
  Jr. ................      --            --          106,666        183,334      $  892,494     $1,833,131
William S. Flores,
  Jr. ................      --            --          330,986        125,000      $2,795,183     $1,297,813
Scott A. Griffiths....      --            --          112,858        125,000      $  869,912     $1,297,813
Stephen A.
  Thorington..........      --            --           69,333        111,667      $  390,164     $1,108,023

---------------

(1) Based on the closing price on the NYSE Composite Tape for Common Stock on December 31, 2000 ($17.375 per share).

OPTION/SAR GRANTS IN LAST FISCAL YEAR

     The following is information with respect to grants of options in fiscal 2000 pursuant to the Company's stock option plans to the Named Officers and two additional highly compensated officers reflected in the Summary Compensation Table on page 9. No stock appreciation rights were granted under those plans in fiscal 2000.

                                           INDIVIDUAL GRANTS
                         ------------------------------------------------------
                          NUMBER OF      PERCENT OF                               POTENTIAL REALIZABLE VALUE
                          SECURITIES       TOTAL                                    AT ASSUMED ANNUAL RATES
                          UNDERLYING    OPTIONS/SARS                              OF STOCK PRICE APPRECIATION
                         OPTIONS/SARS    GRANTED TO    EXERCISE OR                    FOR OPTION TERM (2)
                           GRANTED      EMPLOYEES IN   BASE PRICE    EXPIRATION   ---------------------------
                            (#)(1)      FISCAL YEAR      ($/SH)         DATE          5%             10%
                         ------------   ------------   -----------   ----------   -----------   -------------
James T. Hackett.......    100,000         3.2%         $ 7.3125     01/03/2010    $459,879      $1,165,424
                            50,000         1.6%         $17.1250     09/16/2010    $538,491      $1,364,642
William L. Transier....     75,000         2.4%         $ 7.3125     01/03/2010    $344,909      $  874,068
Robert K. Reeves.......     50,000         1.6%         $ 7.3125     01/03/2010    $229,940      $  582,712
John D. Schiller,
  Jr. .................     50,000         1.6%         $ 7.3125     01/03/2010    $229,940      $  582,712
William S. Flores,
  Jr. .................     45,000         1.5%         $ 7.3125     01/03/2010    $206,946      $  524,441
Scott A. Griffiths.....     45,000         1.5%         $ 7.3125     01/03/2010    $206,946      $  524,441
Stephen A.
  Thorington...........     45,000         1.5%         $ 7.3125     01/03/2010    $206,946      $  524,441

---------------

(1) All options were granted on January 3, 2000 at an exercise price of $7.3125, except 50,000 granted to Mr. Hackett on September 16, 2000 at an exercise price of $17.125. All options vest in one-third increments on the first three anniversaries of the grant date, except options relating to 50,000 shares granted to Mr. Hackett on September 16, 2000, which vest in one-quarter increments on the first four anniversaries of the grant date. The exercise price per share is equal to the closing price of Common Stock on the NYSE Composite Tape on the date of grant.

(2) The dollar amounts under these columns represent the potential realizable value of each grant of options assuming that the market price of Common Stock appreciates in value from the date of grant at the 5% and 10% annual rates of return prescribed by the SEC. These calculations are not intended to forecast possible future appreciation, if any, of the price of Common Stock.

REPORT OF THE ORGANIZATION AND COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The primary goal of the Organization and Compensation Committee (the "Committee") is to establish a compensation program that serves the long-term interests of the Company and its shareholders. We intend to attract and retain the highest caliber executive talent in the industry. The quality and caliber of executive talent is fully expected to manifest itself in superior Company performance within the industry. Generally, the strategy for managing executive compensation will emphasize highly leveraged variable compensation, with a strong link to Company performance. We intend to emphasize variable and equity components of compensation that, upon attainment of expected performance, will position total compensation at or near the 75th percentile of the competitive market.

     The Company's executive compensation program, as structured and implemented by our Committee, consists of three main components: (1) base salary; (2) potential for an annual bonus based on overall Company performance as well as individual performance; and (3) the opportunity to earn long-term stock-based incentives that are intended to encourage the achievement of superior results over time and to align executive and shareholder interests. We engage the outside compensation consulting firm of William M. Mercer, Incorporated ("Mercer") for advice in evaluating the executive compensation levels of the Company's executive officers. Mercer's evaluation includes a peer group of companies substantially similar to the Company's peer group named under the heading "Shareholder Return Performance Presentation" and various energy and general industry survey sources.

     Base Salary. The Company's objective in determining base salaries is to position base salaries for executives between the 50th and 75th percentile of the competitive market. Based upon Mercer's evaluation, we believe that the base salary objectives have been met.

     Adjustments to base salaries are made on an as needed basis depending on the executive's performance over time and such factors as changes in job scope, competitive market and the Company's size. No specific weight or emphasis is placed on any one of these factors.

     Annual Incentive Compensation. Annual incentive compensation is intended to provide additional reward opportunities to our executives depending on individual and Company performance. Annual incentives are determined at the end of the fiscal year based on an evaluation of individual and Company performance. Company performance is measured against the goals approved by the Board of Directors at the beginning of the fiscal year for which the incentive compensation is being paid. Generally, Company performance goals for any fiscal year will include a combination of such factors as successful drilling results, competitive finding and development costs, prudent control of production and operating costs, growth in production and reserves, attainment of cash flow and net income goals, implementation of corporate finance strategies, successful mergers and acquisitions and common stock price performance.

     Annual incentive payments could position the executive's total cash compensation between the 75th to 90th percentile of the competitive market when justified by superior Company performance. We utilize data obtained from Mercer to determine the target annual incentive award levels. Annual incentive award payments can increase to a maximum of two times the targeted percentage or decrease to zero for any year, based upon the achievement of predetermined Company and individual performance goals.

     No specific weight or emphasis is placed on any one of these goals. After the objective goals are measured independently and evaluated as a whole, we evaluate the individual executive's performance and the Company's stock price performance. The Company's stock price appreciated 124% from December 31, 1999 through December 31, 2000.

     Long-Term Incentive Compensation. The Company delivers long-term incentive compensation in the form of stock option grants and, on a limited basis to the senior executives and other key employees, restricted stock awards. We believe strongly that incentive compensation in the form of stock options and restricted stock tends to align the interests of employees and shareholders by rewarding performance that increases shareholder value. Option holders will only realize value when the stock price increases over the exercise price established on the date of grant, after vesting has occurred and upon exercise of the option. Restricted stock recipients will only realize value if they remain employed by Company until the end of the vesting period, during which time and, thereafter, they have a significant incentive to influence stock price appreciation.

     We determine the size of the grants by considering the value of the long-term incentive grants to similarly situated executives of companies included in the Company's peer group. The Company's long-term incentive grants are intended to approximate the 75th percentile value of grants made by companies in the Company's peer group. We base decisions concerning individual option grants on the individual performance and the level of responsibility of the executive. The Committee does not utilize the number of options, restricted stock awards or shares held by any individual as a factor to limit long-term incentive grants to that individual in subsequent years.

     All outstanding options have terms of ten or eleven years, depending on the plan from which they were granted. All options granted in 2000 have ten year terms and vest in three equal annual installments beginning one year from the grant date, with the exception of grants made to Mr. Hackett under the terms of his Employment Agreement (which vest in four equal annual installments). All options have been granted at 100% of the market value of the Common Stock on the date of grant. The exercise price is payable in cash, shares of Common Stock, or any combination thereof. All restricted stock awards made to executives during 2000 have restrictions that lapse in equal annual increments during the three year period following the grant date.

     We periodically review the Company's executive compensation strategy to ensure that the Company provides an appropriate mix of base salary and short-term and long-term compensation opportunities that are competitive with market alternatives.

  Chief Executive Officer Compensation

     As previously described, we consider several factors in developing an executive compensation package. For the Chief Executive Officer, these factors include competitive pay practices (consistent with the philosophy of market competitiveness described above for other executives), experience, achievement of strategic goals and financial success of the Company, and the Board's subjective evaluation of leadership effectiveness. Specific actions taken by our Committee regarding Mr. Hackett's compensation in 2000 are summarized below.

     Base Salary. As with the Company's other executives, Mr. Hackett's 2000 base salary was based on a review of a variety of factors such as certain individual performance criteria and such factors as changes in job scope, competitive market and the Company's size. In December, 2000, we increased Mr. Hackett's salary from $600,000 to $750,000 per year, which level is believed to be at approximately the 50th percentile of chief executive officers in the Company's peer group.

     Annual Incentive Compensation. As a result of his leadership in the attainment of the Company's 2000 goals and the stock price performance as previously described, we awarded Mr. Hackett a 2000 bonus award of $630,000 in cash. In addition, we also enhanced his retirement benefits under the Executive Supplemental Retirement Plan.

     Long-Term Incentive Compensation. Mr. Hackett received a restricted stock grant covering 50,000 shares on January 3, 2000. This grant is scheduled to vest in one-third increments on the first three anniversaries of the grant date. Also on January 3, 2000, Mr. Hackett received a stock option grant covering 100,000 shares. These stock options have an exercise price of $7.3125, which was the fair market value on the date of grant, and vest in one-third increments on the first three anniversaries of the grant date.

     In accordance with his Employment Agreement, Mr. Hackett received restricted stock grants covering 25,000 shares on January 3, 2000 and 50,000 shares on September 16, 2000. These grants are scheduled to vest in one-third increments during the three years following the grant date. Also in accordance with his Employment Agreement, Mr. Hackett was granted a stock option covering 50,000 shares on September 16, 2000. These stock options have an exercise price of $17.1250, which was the fair market value on the date of grant, and vest in 25% increments on the first four anniversaries of the grant date.

     Section 162(m). Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), which was enacted in 1993, precludes a public corporation from taking a deduction in 1994 or subsequent taxable years for compensation in excess of $1 million paid to its chief executive officer or any of its four other highest-paid officers. However, compensation that qualified under Section 162(m) of the Code as "performance-based" is specifically exempt from the deduction limit. Our Committee has been advised that the Company's ability to deduct compensation income generated in connection with the exercise of stock options granted under the Company's stock option plans should not be limited by
Section 162(m) of the Code. We believe that it is not in the shareholders' interests to modify the Company's annual incentive plan to enable the Company to meet the requirements of the Code provisions which limit to $1 million the deductibility of annual cash compensation paid to any executive officer named in the Summary Compensation Table for corporate income tax purposes. We believe that it is in the shareholders' interests for our Committee to retain discretion in the awarding of cash bonuses to the officers to better ensure that the bonus which is paid to each officer reflects the officer's contribution to the achievement of the Company's goals. The Company has determined that the impact to the Company, if any, of being unable to deduct that portion of the cash bonus paid to officers which, together with their annual salary, exceeds $1 million will be minimal.

                                            Organization and Compensation
                                            Committee

                                            Elvis L. Mason, Chairman
                                            Milton Carroll
                                            Thomas D. Clark, Jr.
                                            Charles F. Mitchell, M.D.

SHAREHOLDER RETURN PERFORMANCE PRESENTATION

     The performance graph shown below was prepared by using data from the Standard and Poor's Compustat Database for use in this Proxy Statement. As required by applicable rules of the SEC, the graph was prepared based upon the following assumptions:

          1. $100 was invested in Common Stock, the Old Peer Group (as defined below), the New Peer Group (as defined below) and the S&P 500 on December 31, 1995.

          2. The Old Peer Group and New Peer Group investments are weighted based on the market capitalization of each individual company within the applicable peer group at the beginning of each year.

          3. Dividends are reinvested on the ex-dividend dates.

     The old industry peer group (the "Old Peer Group") is comprised of the following: Anadarko Petroleum Corporation, Apache Corporation, Burlington Resources Inc., Devon Energy Corporation, EOG Resources, Inc., Noble Affiliates, Inc., Pioneer Natural Resources Company, Santa Fe Snyder Corporation, Unocal Corporation, Union Pacific Resources Group Inc. and Vastar Resources, Inc.

     The new industry peer group (the "New Peer Group") is comprised of the following: Anadarko Petroleum Corporation, Apache Corporation, Burlington Resources Inc., Devon Energy Corporation, EOG Resources, Inc., Kerr-McGee Corporation, Noble Affiliates, Inc., Pioneer Natural Resources Company and Unocal Corporation.

     We believe the New Peer Group, which reflects the disappearance of Santa Fe Snyder Corporation, Union Pacific Resources Group Inc. and Vastar Resources, Inc. as a result of mergers and the addition of Kerr-McGee Corporation, more accurately reflects our industry peers based on market capitalization and business focus.

                               OCEAN ENERGY, INC.
                           COMPARATIVE TOTAL RETURNS
                          DECEMBER 1995-DECEMBER 2000

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
      AMONG THE COMPANY, OLD PEER GROUP, NEW PEER GROUP AND S&P 500 INDEX

                              [PERFORMANCE GRAPH]

----------------------------------------------------------------------------------------------------------------
                                     12/31/95     12/31/96     12/31/97     12/31/98     12/31/99     12/31/00
----------------------------------------------------------------------------------------------------------------
 The Company                           $100         $ 99         $ 93         $ 28         $ 35         $ 78
 Old Peer Group                        $100         $128         $117         $ 87         $100         $179
 New Peer Group                        $100         $129         $118         $ 89         $103         $169
 S&P 500                               $100         $123         $164         $211         $255         $232

EXECUTIVE SUPPLEMENTAL RETIREMENT PLAN

     The Company has an Executive Supplemental Retirement Plan (the "Retirement Plan") in which Messrs. Hackett, Reeves, Schiller and Transier participate. The Retirement Plan was established to provide supplemental retirement benefits for those employees who are designated by the Compensation Committee as participants and who complete the required period of employment with the Company. Benefits under the Retirement Plan constitute unfunded, unsecured obligations of the Company. The Retirement Plan provides a benefit for the surviving spouse of a participant who dies before retirement with a vested benefit. Each participant enters into a membership agreement ("Membership Agreement") that sets forth the specific terms of his participation in the Retirement Plan as determined by the Compensation Committee.

     Subject to specified vesting requirements set forth in the participant's Membership Agreement, a participant is entitled to receive commencing upon termination of his or her employment by the Company or upon his or her normal retirement date as specified in the Membership Agreement, whichever is later, a pension equal to the applicable percentage of average monthly compensation and, unless provided otherwise in the participant's Membership Agreement, reduced by 50% of his or her social security benefit. Further, unless otherwise provided in the participant's Membership Agreement, the pension is payable during the joint lives of the participant and his spouse, if any, and during the life of the survivor upon the death of either the participant or his spouse, if any. Mr. Hackett is 70% vested in his benefit under the Retirement Plan. Messrs. Reeves, Schiller and Transier are 0% vested in their benefit under the Retirement Plan.

     For Mr. Hackett, the applicable percentage is 50%, and the average monthly compensation (including bonus) is determined based on the last thirty-six consecutive months of employment with the Company. Based upon Mr. Hackett's average monthly compensation (including deemed annual salary and bonuses for years 1998, 1999 and 2000) of $121,894, the estimated vested accrued annual benefit for Mr. Hackett is $504,115 payable during the joint lives of Mr. Hackett and his spouse, with such payment continuing to the survivor for life upon the death of either Mr. Hackett or his spouse.

     For Messrs. Reeves, Schiller and Transier, the applicable percentage is 50%, and the average monthly compensation (including bonus) is determined based on the last thirty-six consecutive months of employment with the Company. However, for these participants, the pension is payable for a maximum of fifteen years, to the participant or, upon the death of the participant, to the participant's spouse, if any. Further, in the event of the participant's disability, the benefit will commence upon the participant's normal retirement date and be reduced by any benefits received under the Company's long-term disability plan.

               APPROVAL OF REINCORPORATION FROM TEXAS TO DELAWARE
                             (ITEM 2 ON PROXY CARD)

GENERAL

     The Board of Directors has approved and recommends that the shareholders approve the proposed merger of the Company into a wholly owned subsidiary incorporated under the laws of the State of Delaware for the purpose of changing our state of incorporation from the State of Texas to the State of Delaware. We believe that this reincorporation will result in the advantages described below. Following the merger, we intend to retain our corporate name "Ocean Energy, Inc." In this discussion, the term "merger subsidiary" or "surviving corporation" refers to the new Delaware corporation which is the proposed successor to the Company. Prior to the merger, the merger subsidiary will not have any operating history, assets or liabilities.

     The following discussion summarizes certain aspects of our proposed reincorporation into the State of Delaware. This summary is not intended to be complete and is subject to, and qualified in its entirety by, reference to the following:

     - the Certificate of Incorporation of the merger subsidiary attached as Annex B to this Proxy Statement;

     - the Bylaws of the merger subsidiary attached as Annex C to this Proxy Statement;

     - the Agreement and Plan of Merger attached as Annex D to this Proxy Statement; and

     - the "Comparison of Texas and Delaware Corporation Law" attached as Annex E to this Proxy Statement.

     Copies of our current Restated Articles of Incorporation and Bylaws are available for inspection at our principal executive offices and copies will be sent to shareholders, without charge, upon oral or written request directed to our corporate secretary.

PRINCIPAL FEATURES OF THE REINCORPORATION

     The reincorporation will be effected by the merger of the Company with and into the merger subsidiary, which has been incorporated under the Delaware General Corporation Law ("DGCL") solely for purposes of the merger. The merger subsidiary will be the surviving corporation in the merger. The separate existence of the Company will cease to exist as a result of the merger.

     Upon completion of the merger, each outstanding share of Common Stock of the Company will be converted into one share of common stock of the surviving corporation and each outstanding share of Convertible Preferred Stock of the Company will be converted into one share of preferred stock of the surviving corporation, having equivalent rights, privileges, qualifications, limitations and restrictions. As a result, the existing shareholders of the Company will automatically become shareholders of the surviving corporation. Stock certificates of the Company will be deemed to represent the same number of merger subsidiary shares as were represented by such Company stock certificates prior to the merger.

     Our redomestication in Delaware will not result in any change to our business operations or the location of our principal executive offices. The financial condition and results of operations of the surviving corporation immediately after the consummation of the merger will be identical to that of the Company immediately prior to the consummation of the merger. In addition, at the effective time of the merger, the board of directors of the surviving corporation will consist of those persons who were directors of the Company immediately prior to the merger, including those persons who are elected at the Annual Meeting, and individuals serving as executive officers of the Company immediately prior to the merger will continue to serve as executive officers of the surviving corporation after the merger.

CORPORATE NAME AND TRADING SYMBOL

     Following the merger, we will retain our corporate name "Ocean Energy, Inc." and do not anticipate changing our Common Stock trading symbol in connection with the merger. Accordingly, our shares are expected to continue to trade on the New York Stock Exchange under the symbol "OEI."

PRINCIPAL REASONS FOR THE REINCORPORATION

     As the Company plans for the future, the Board of Directors believes that it is essential to be able to draw upon well established principles of corporate governance in making legal and business decisions. The predictability of Delaware corporate law provides a reliable foundation on which our governance decisions can be based. We believe that the shareholders will benefit from the responsiveness of Delaware corporate law to their needs and to those of the corporation they own.

     For many years, the State of Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are updated and revised to meet changing business needs. As a result, many corporations are initially organized in Delaware or subsequently reincorporate in Delaware in a manner similar to that proposed by us. The Company's predecessor, Old OEI, was incorporated in Delaware prior to its merger with Seagull Energy, Inc. in March 1999. Because of Delaware's prominence as a state of incorporation for many corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing the DGCL and establishing public policies with respect to corporations incorporated in Delaware. Consequently, the DGCL is comparatively well known and understood. We believe that reincorporation in Delaware should provide greater predictability with respect to our corporate affairs.

     We believe that the proposed reincorporation under Delaware law will enhance our ability to attract and retain qualified independent directors to represent the Company. The law of Delaware offers greater certainty and stability from the perspective of those who serve as corporate directors. To date, we have not experienced difficulty in attracting or retaining directors. However, as a result of the significant potential liability and comparatively modest compensation associated with service as a director, we believe that the better understood, and comparatively more stable, corporate environment afforded by Delaware will enable us to improve our ability to continue to attract capable and experienced individuals to our Board of Directors.

POSSIBLE DISADVANTAGES OF REINCORPORATION

     There are a number of substantive differences between the DGCL and the TBCA and some of those differences may, under certain circumstances, limit rights of shareholders with respect to the management of the Company's affairs. For example, unlike the TBCA, the DGCL does not require a corporation to permit stockholders to call a special meeting of stockholders. Accordingly, we have not made provision for stockholders calling special meetings in the certificate of incorporation governing the merger subsidiary. Additionally, unlike the TBCA which generally requires the affirmative vote of two-thirds of a corporation's shareholders to approve charter amendments, mergers and other significant corporate events, the DGCL generally requires the affirmative vote of a majority of a corporation's stockholders. For information regarding these and other material differences between the TBCA and the DGCL and the respective charter and bylaws of the Company and the surviving corporation, please read Annex E attached to this Proxy Statement. We believe that the advantages of the reincorporation to the Company and its shareholders outweigh its possible disadvantages.

     SHAREHOLDERS ARE STRONGLY URGED TO READ THE SUMMARY OF CERTAIN SIGNIFICANT DIFFERENCES IN THE PROVISIONS OF THE TBCA AND THE DGCL AFFECTING THE RIGHTS AND INTERESTS OF SHAREHOLDERS SET FORTH IN ANNEX E ATTACHED TO THIS PROXY STATEMENT.

AMENDMENT, DEFERRAL OR TERMINATION OF THE AGREEMENT AND PLAN OF MERGER

     If approved by the shareholders at the Annual Meeting, it is anticipated that the reincorporation will become effective at the earliest practicable date. However, the merger agreement provides that it may be amended, modified or supplemented before or after approval by the shareholders of the Company, except that no such amendment, modification or supplement may be made if it would have an adverse effect upon the rights of the Company's shareholders unless it has been approved by the shareholders. The merger agreement also provides that the Company may terminate and abandon the merger or defer its consummation for a reasonable period, notwithstanding shareholder approval, if in the opinion of the Board of Directors or, in the case of deferral, of an authorized officer, such action would be in the best interests of the Company and its shareholders.

FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

     We believe that, for Federal income tax purposes, no gain or loss will be recognized by the holders of Common Stock or Convertible Preferred Stock of the Company as a result of the consummation of the reincorporation and no gain or loss will be recognized by the Company or the surviving corporation. Each holder of Common Stock or Convertible Preferred Stock of the Company will have the same tax basis in the common stock or preferred stock of the surviving corporation received pursuant to the reincorporation as such shareholder had in the Common Stock or Convertible Preferred Stock of the Company held immediately prior to the reincorporation, and the shareholder's holding period with respect to the common stock or preferred stock of the surviving corporation will include the period during which such shareholder held the corresponding Common Stock or Convertible Preferred Stock of the Company, so long as such Common Stock or Convertible Preferred Stock was held as a capital asset at the time of consummation of the reincorporation.

     ALTHOUGH IT IS NOT ANTICIPATED THAT STATE OR LOCAL INCOME TAX CONSEQUENCES TO SHAREHOLDERS WILL VARY FROM THE FEDERAL INCOME TAX CONSEQUENCES DESCRIBED ABOVE, SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE EFFECT OF THE REINCORPORATION UNDER STATE, LOCAL OR FOREIGN INCOME TAX LAWS.

     We also believe that the surviving corporation will succeed without adjustment to the federal tax attributes of the Company.

EXCHANGE OF STOCK CERTIFICATES

     The reincorporation will not affect the validity of the currently outstanding stock certificates. Consequently, it will not be necessary for shareholders of the Company to exchange their existing stock certificates for stock certificates of the surviving corporation. Delivery of certificates representing the Company's Common Stock or Convertible Preferred Stock will constitute "good delivery" for transactions following the merger.

EFFECT ON OPTION AND OTHER EMPLOYEE BENEFIT PLANS

     Our option plans will be continued by the surviving corporation and each option with respect to Company shares issued pursuant to such plans will automatically be converted into an option with respect to the same number of shares of the surviving corporation, upon the same terms and subject to the same conditions as set forth in the plans. Other employee benefit plans and arrangements of the Company will be continued by the surviving corporation upon the terms and subject to the conditions currently in effect. The reincorporation merger will not result in the acceleration of benefits under any of the Company's option or benefit plans.

EFFECT ON OUR SHAREHOLDER RIGHTS PLAN

     Our existing shareholder rights plan will be assumed by the surviving corporation upon consummation of the merger. Consequently, following the merger, the preferred share purchase rights attached to each share of the Company's Common Stock will remain outstanding and the rights attaching thereto will remain in effect.

SECURITIES ACT CONSEQUENCES

     The shares of the merger subsidiary to be issued in exchange of shares of the Company are not being registered under the Securities Act of 1933, as amended. In that respect, the merger subsidiary is relying on Rule 145(a)(2) of the Securities and Exchange Commission under the Securities Act of 1933, as amended, which provides that a merger which has as its sole purpose a change in the domicile of the corporation does not involve the sale of securities for purposes of that act. Following the merger, the surviving corporation will be a publicly-held company, its common stock will be traded and it will file with the Commission and provide to its stockholders the same type of information that the Company has previously filed and provided. Shareholders whose stock in the Company is freely tradeable before the merger will continue to have freely tradeable shares of the surviving corporation. Shareholders holding restricted securities of the Company will be subject to the same restrictions on transfer as those to which their present shares of stock in the Company are subject. In summary, the surviving corporation and its stockholders will be in the same respective positions under the federal securities laws after the merger as were the Company and its shareholders prior to the merger.

INCREASE IN AUTHORIZED CAPITALIZATION

     The Board of Directors has determined that it is in the best interests of the Company and its shareholders to increase the authorized capitalization of the Company following the merger. Accordingly, the certificate of incorporation of the merger subsidiary provides for an authorized capitalization of 520,000,000 shares of common stock, par value $.10 per share, and 10,000,000 shares of preferred stock, par value $1.00 per share. The Company's current authorized capitalization consists of 230,000,000 shares of Common Stock and 10,000,000 shares of preferred stock, par value $1.00 per share.

     The Board of Directors believes that it is in the best interests of the Company and its shareholders to increase the number of authorized but unissued shares of common stock in order to have additional shares available to meet the surviving corporation's future business needs as they arise. As of March 28, 2001, 169,774,519 shares of Common Stock were issued and outstanding. In addition, the Company has reserved approximately 27,504,825 shares of Common Stock for issuance pursuant to the Company's equity compensation plans and upon conversion of the Convertible Preferred Stock.

     Among other things, the proposed increase in the surviving company's authorized capitalization will make shares available for future activities that are consistent with the surviving corporation's business strategy, including, without limitation, the following:

     - the acquisition of or investment in complementary businesses;

     - the continued provision of equity incentives to employees, officers and directors under the surviving corporation's equity compensation plans;

     - the conversion of the surviving corporation's convertible securities;

     - the effectuation of stock splits, dividends and distributions; and

     - the completion of financings.

     There are no immediate plans to issue any of the additional authorized shares of common stock. However, depending on its need for additional equity and its view of the capital markets, the surviving corporation may issue some portion of the additional authorized shares of common stock. Furthermore, in accordance with its business strategy, the surviving corporation may make future acquisitions and may use its common stock in such acquisitions if appropriate opportunities arise.

     If the shareholders approve the merger, the Board of Directors may cause the issuance of the additional shares of common stock without further vote of the surviving corporation's stockholders, except as provided under the surviving corporation's certificate of incorporation, the DGCL, the rules of any national securities exchange on which the shares of common stock may at such time be listed or any other applicable laws, rules or regulations. Subject to the differences between the TBCA and the DGCL and the charter and bylaws of the Company and the surviving corporation set forth on Annex E to this Proxy Statement, the additional shares of common stock would be identical to the shares of Common Stock now authorized. Holders of Common Stock do not have preemptive or similar rights, which means that current holders of Common Stock do not have a prior right to purchase any new issue of common stock by the surviving corporation to maintain their respective percentage ownership thereof. The issuance of additional shares of common stock by the surviving corporation would decrease the proportionate ownership interest of the current holders of Common Stock and, depending upon the price paid for such additional shares, could result in dilution to such holders. The additional shares of common stock could be used for purposes that might be deemed to be in defense of a potential takeover threat. Such shares could be sold to purchasers who might side with the board of directors in opposing a takeover bid that the board of directors determines not to be in the best interests of the surviving corporation and its stockholders. The issuance of new shares could discourage persons seeking to gain control of the surviving corporation in other ways as well.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE REINCORPORATION PROPOSAL.

     The affirmative vote of at least two-thirds of the votes entitled to be cast in person or by proxy by holders of outstanding shares of Common Stock and Convertible Preferred Stock, voting together as a single class, is required to approve the reincorporation proposal. Accordingly, under the TBCA and the Company's Bylaws, abstentions and broker non-votes have the effect of a vote against the proposal. A broker non-vote occurs if a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular item.

     Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted FOR this proposal.

                   APPROVAL OF 2001 LONG-TERM INCENTIVE PLAN
                             (ITEM 3 ON PROXY CARD)

     The Board of Directors has approved, subject to shareholder approval, the Company's 2001 Long-Term Incentive Plan (the "2001 Plan"). The 2001 Plan is necessary because only 717,125 shares remain available for issuance under the Company's other shareholder-approved stock plan, the 1999 Long-Term Incentive Plan (the "1999 Plan"), which the Board expects to be depleted prior to the 2002 annual meeting of shareholders. Once the 1999 Plan is depleted, the Company will no longer have a vehicle for equity grants to the Company's officers and directors.

     The following summary is qualified in its entirety by reference to the text of the 2001 Plan, which is attached to this Proxy Statement as Annex F.

GENERAL

     The Board believes strongly in aligning executive and shareholder interests through the use of long-term stock-based incentives because they tend to encourage achievement of superior results over time. Accordingly, the Company's executive compensation strategy depends on highly leveraged variable compensation, with a strong link to Company performance. By providing officers and directors with an opportunity to acquire a proprietary interest in the Company and additional incentive and reward opportunities based on the profitable growth of the Company, the 2001 Plan will enable the Board to continue to give officers and directors a strong incentive to work for the continued success of the Company. This should result in the retention of a highly motivated executive team. In addition, given that long-term incentives are such an integral component of executive compensation, the 2001 Plan will be vital to the Company's ability to attract and retain outstanding personnel.

TYPES OF AWARDS

     The 2001 Plan provides for the granting of options (either incentive stock options within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"), or nonqualified stock options), restricted stock awards, stock appreciation rights, performance awards, bonus shares, phantom shares, cash awards, or any combination thereof (collectively, "Awards").

     Options. The 2001 Plan provides for two types of options: incentive stock options and nonqualified stock options (see "Federal Tax Consequences" below). The Company's Organization and Compensation Committee (the "Committee") will designate the employees to receive the options, the number of shares subject to the options, and the terms and conditions of each option granted under the 2001 Plan. An incentive stock option may only be granted to an individual who is an employee of the Company or any parent or subsidiary corporation (within the meaning of Section 424 of the Code). Further, if the aggregate fair market value (determined as of the date of grant) of shares with respect to which incentive stock options become exercisable for the first time by an employee exceeds $100,000 in any calendar year, the options with respect to the excess shares will be nonqualified stock options. The term of any option granted under the 2001 Plan cannot exceed ten years from the date of the grant and any incentive stock option granted to an employee who possesses more than 10% of the total combined voting power of all classes of stock of the Company or of its subsidiary within the meaning of Section 422(b)(6) of the Code must not be exercisable after the expiration of five years from the date of grant. The exercise price per share of Common Stock of options granted under the 2001 Plan will be determined by the Committee; provided, however, that such exercise price cannot be less than the fair market value of a share of Common Stock on a date the option is granted (subject to adjustments). Further, the exercise price of any incentive stock option granted to an employee who possesses more than 10% of the total combined voting power of all classes of stock of the Company or of its subsidiary within the meaning of Section 422(b)(6) of the Code must be at least 110% of the fair market value of the share at the time such option is granted. The exercise price of options granted under the 2001 Plan will be paid in full in a manner prescribed by the Committee.

     Stock Appreciation Rights. A stock appreciation right permits the employee to receive an amount (in cash, Common Stock, or a combination thereof) equal to the number of stock appreciation rights exercised by the employee multiplied by the excess of the fair market value of Common Stock on the exercise date over the stock appreciation rights' exercise price. Stock appreciation rights may or may not be granted in connection with the grant of an option. The term of any stock appreciation rights granted under the 2001 Plan cannot exceed ten years from the date of the grant. The exercise price of stock appreciation rights granted under the 2001 Plan will be determined by the Committee; provided, however, that such exercise price cannot be less than the fair market value of a share of Common Stock on a date the stock appreciation right is granted (subject to adjustments). A stock appreciation right may be exercised in whole or in such installments and at such times as determined by the Committee.

     Restricted Stock Awards. Pursuant to a restricted stock award, shares of Common Stock will be granted to the employee at any time the award is made without any cash payment to the Company, except to the extent otherwise provided by the Committee or required by law; provided, however, that such shares will be subject to certain restrictions on the disposition thereof and certain obligations to forfeit such shares to the Company as may be determined in the discretion of the Committee. The restrictions on disposition may lapse based upon (a) the Company's attainment of specific performance targets established by the Committee that are based on (1) the price of a share of Common Stock, (2) net income, (3) cash flows, (4) reserve additions or revisions, (5) acquisitions, (6) total capitalization, (7) total or comparative shareholder return, (8) assets, (9) exploration successes, (10) production volumes, (11) findings and developmental costs, (12) cost reductions and savings, (13) reportable incidents in safety or environmental matters, (14) return on equity,
(15) profit margin or sales, or (16) earnings per share, (b) the number of years the grantee remains an employee of the Company, or (c) a combination of both factors. The performance targets may be made subject to adjustment for specified unusual and nonrecurring events and may be absolute, relative to one or more other companies, or relative to one or more indices. Restricted stock awards will be evidenced in the manner determined by the Committee including, but not limited to, book-entry registration or issuance of appropriately-legended stock certificates. An employee may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of such shares until the expiration of the restriction period.

     Performance Awards. The 2001 Plan permits grants of performance awards, which may be paid in cash, Common Stock or combination thereof as determined by the Committee. The maximum value of performance awards granted under the 2001 Plan shall be established by the Committee at the time of the grant. An employee's receipt of such amount will be contingent upon achievement of performance targets during the performance period established by the Committee. The performance targets may be absolute, relative to one or more other companies, or relative to one or more indices. The performance targets may be based upon the factors described above relating to restricted stock awards. The performance targets may be made subject to adjustment for specified unusual and nonrecurring events and may be absolute, relative to one or more other companies, or relative to one or more indices. Following the end of the performance period, the Committee will determine the amount payable to the employee, not to exceed the maximum value of the incentive award, based on the achievement of the performance targets for such performance period. Such payment may be made in a lump sum or in installments as prescribed by the Committee. Any payment made in shares of Common Stock will be based upon the fair market value of the Common Stock on the payment date.

     Bonus Shares. The 2001 Plan permits grants of bonus shares, which are unrestricted shares of Common Stock delivered to the employee at the time the Award is made without any cash payment to the Company, except to the extent otherwise provided by the Committee or required by law.

     Phantom Shares. The 2001 Plan permits grants of phantom shares, which are rights to receive shares of Common Stock or amounts equal to the fair market value of Common Stock or a combination thereof without any cash payment to the Company, except to the extent otherwise provided by the Committee or required by law. Such Awards are subject to the fulfillment of such conditions as may be established by the Committee including, without limitation, the achievement of performance targets based upon the factors described above relating to restricted stock awards. The performance targets may be made subject to adjustment for specified unusual and nonrecurring events and may be absolute, relative to one or more other companies, or relative to one or more indices.

     Cash Awards. The 2001 Plan permits grants of cash awards, which are specified cash payments that may or may not be granted in connection with another Award. The amount and other terms and conditions, if any, of a cash award will be established by the Committee.

     As of March 28, 2001, the closing price of the Company's Common Stock as quoted on the New York Stock Exchange was $16.66.

EFFECTIVE DATE

     The 2001 Plan became effective on March 7, 2001, subject to shareholder approval. The 2001 Plan will remain in effect until all Awards granted under the 2001 Plan have been satisfied or expired, unless earlier terminated; provided, however, that no Awards may be granted under the 2001 Plan after the expiration of ten years from the adoption date by the Board. The Board may, however, terminate the 2001 Plan at any time without prejudice to the holders of any then outstanding Awards.

ADMINISTRATION

     The 2001 Plan will be administered by the Committee. The Committee has full authority, subject to the terms of the 2001 Plan, to establish rules and regulations for the proper administration of the 2001 Plan, to determine which participants will receive an Award (other than nonqualified stock options automatically granted to nonemployee directors of the Company ("nonemployee directors") under the 2001 Plan), the time or times when such Award will be made, the type of the Award and the number of shares of Common Stock to be issued under the Award or the value or amount of the Award.

ELIGIBILITY

     All employees of the Company and its affiliates (including an employee who may also be a director of the Company) will be eligible to receive Awards under the 2001 Plan. Further, nonemployee directors of the Company are eligible to receive certain automatic grants of nonqualified stock options under the 2001 Plan. As of March 15, 2001, the Company and its subsidiaries had approximately 1,100 employees.

NUMBER OF SHARES SUBJECT TO THE 2001 PLAN

     The aggregate number of shares that may be subject to Awards under the 2001 Plan is 4,000,000 shares of Common Stock. This limit may be adjusted by the Committee in its sole discretion in the event of stock dividends, stock splits and certain other events as specified in the 2001 Plan ("Adjustments"). During the term of the 2001 Plan, no employee may be granted Awards denominated in shares of Common Stock with respect to more than one-third of the shares of Common Stock that may be subject to Awards under the 2001 Plan. The maximum amount of compensation (including the fair market value of any shares of Common Stock) that may be paid to any employee with respect to a single performance award or cash award in any calendar year is $1.5 million. Further, the maximum payment with respect to any cash award granted in tandem with, and expressed as a percentage of, an Award denominated in shares of Common Stock that is intended to qualify as "performance-based" compensation for purposes of Section 162(m) of the Code in any calendar year is an amount (in cash and/or in shares of Common Stock) equal to the fair market value of the number of shares of Common Stock subject to such Award. The limitations set forth in the preceding sentences will be applied in a manner which permits compensation generated in connection with the exercise of options, stock appreciation rights, performance awards, and, if determined by the Compensation Committee, restricted stock awards, phantom shares and cash awards to constitute "performance-based" compensation for purposes of Section 162(m) of the Code. Finally, restricted stock, performance awards, phantom shares and bonus shares paid in shares of Common Stock may not, in the aggregate, exceed 50% of all shares of Common Stock that may be subject to Awards under the 2001 Plan. If an Award lapses or the rights of a participant in an Award terminate, any shares of Common Stock subject to the Award will again be available for grant under the 2001 Plan. Any shares of Common Stock that remain unissued and are not subject to outstanding Awards at the termination of the 2001 Plan will cease to be subject to the 2001 Plan.

CHANGE IN CONTROL

     The 2001 Plan provides that, upon a Change in Control (as defined therein), all outstanding Awards granted automatically become fully vested, any restrictions with respect to such Awards lapse and any performance goals with respect to such Awards are deemed to have been met in full (at the maximum performance level).

ACQUISITIONS

     Options may be granted in substitution for options held by officers and employees of other corporations who are about to, or who have, become employees of the Company or an affiliate as a result of a merger, consolidation, acquisition of assets, or similar transaction by the Company or an affiliate. The terms, including the option price, of the substitute options so granted may vary from the terms set forth in the 2001 Plan to such extent as the Committee may deem appropriate to conform, in whole or in part, to the provisions of the options in substitution for which they are granted.

AMENDMENTS

     The Board may from time to time amend the 2001 Plan. However, without the approval of the Company's shareholders, the Board may not adopt any amendment that modifies the class of eligible participants, modifies the eligibility requirements for Awards under the 2001 Plan, increases the number of shares of Common Stock authorized or available under the 2001 Plan (subject to adjustments), or amends or deletes the provision prohibiting the Committee from amending an outstanding option to lower the exercise price and from canceling and replacing an outstanding option with an option having a lower exercise price without the approval of the Company's shareholders.

FEDERAL INCOME TAX CONSEQUENCES

     Incentive Stock Options. Options that constitute incentive stock options within the meaning of Section 422(b) of the Code are subject to special federal income tax treatment. An employee who has been granted an incentive stock option will not realize taxable income at the time of the grant or exercise of such option, and the Company will not be entitled to a deduction at either such time, if the employee makes no disposition of shares acquired pursuant to such incentive stock option (a) within two years after the option was granted or (b) within one year after exercising such option (collectively, the "Holding Periods"). However, the employee must include the difference between the exercise price and the fair market value of the Common Stock on the date of exercise in alternative minimum taxable income. If the employee exercises an incentive stock option and disposes of the stock in the same year and the amount realized is less than the fair market value on the exercise date, only the difference between the amount realized and the adjusted basis of the stock will be included in alternative minimum taxable income. Upon disposition of the shares of Common Stock received upon exercise of an incentive stock option after the Holding Periods, the difference between the amount realized and the exercise price should constitute a long-term capital gain or loss. Under such circumstances, however, the Company will not be entitled to any deduction for federal income tax purposes.

     If an employee disposes of shares acquired pursuant to the exercise of an incentive stock option prior to the end of the Holding Periods, the disposition would be treated as a disqualifying disposition. The employee will be treated as having received, at the time of disposition, compensation taxable as ordinary income equal to the excess of the fair market value of the shares at the time of exercise (or in the case of a sale in which a loss would be recognized, the amount realized on the sale, if less) over the exercise price and any amount realized in excess of the fair market value of the shares at the time of exercise would be treated as a short-term or long-term capital gain, depending on the holding period of the shares of Common Stock. In the event of a disqualifying disposition, and subject to the application of Section 162(m) of the Code as discussed below, the Company may claim a deduction for compensation paid at the same time and in the same amount as taxable compensation is treated as received by the employee. However, the Company will not be entitled to any deduction in connection with any loss to the employee or a portion of any gain that is taxable to the employee as short-term or long-term capital gain.

     Nonqualified Stock Options. Nonqualified stock options (options that are not incentive stock options within the meaning of Section 422(b) of the Code) will not qualify for special federal income tax treatment. As a general rule, no federal income tax is imposed on the optionee upon the grant of a nonqualified stock option and the Company is not entitled to a tax deduction by reason of such grant. Upon exercise of a nonqualified stock option, the optionee will realize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the option exercise price, and, subject to the application of Section 162(m) of the Code as discussed below, the Company will be entitled to a corresponding deduction assuming any federal income tax reporting requirements are satisfied. Ordinary income realized upon the exercise of a nonqualified stock option is not an adjustment for alternative minimum tax purposes. In the case of an option holder subject to Section 16(b) of the Exchange Act, subject to certain exceptions, ordinary income will be recognized by the optionee (and, subject to the application of Section 162(m) of the Code, and assuming any federal income tax reporting requirements are satisfied, a deduction by the Company) upon the exercise of the nonqualified stock option if the exercise occurs more than six months after the date of grant of the nonqualified stock option. Upon a subsequent disposition of shares received upon exercise of a nonqualified stock option, the optionee will realize a short-term or long-term capital gain or loss to the extent of any intervening appreciation or depreciation. However, the Company will not be entitled to any further deduction at that time.

     Section 162(m) of the Code. Section 162(m) of the Code precludes a public corporation from taking a deduction for annual compensation in excess of $1 million paid to its chief executive officer or any of its four other highest-paid officers. However, compensation that qualifies under Section 162(m) of the Code as "performance-based" is specifically exempt from the deduction limit. Based on Section 162(m) of the Code and the regulations thereunder, the Company's ability to deduct compensation income generated in connection with the exercise of stock options or stock appreciation rights granted under the 2001 Plan should not be limited by Section 162(m) of the Code. Further, the Company believes that compensation income generated in connection with performance awards granted under the 2001 Plan should not be limited by Section 162(m) of the Code. The 2001 Plan has been designed to provide flexibility with respect to whether restricted stock awards, phantom shares or certain cash awards will qualify as performance-based compensation under Section 162(m) of the Code and, therefore, be exempt from the deduction limit. If the forfeiture restrictions relating to a such awards are based solely upon the satisfaction of one of the performance goals set forth in the 2001 Plan, then the Company believes that the compensation expense relating to such an award will be deductible by the Company if the awards become vested. However, compensation expense deductions relating to such awards will be subject to the Section 162(m) deduction limitation if such awards become vested based upon any other criteria set forth in such award (such as the occurrence of a Change in Control or vesting based upon continued employment with the Company).

     Withholding. The Company has the right to deduct from any or all awards any taxes required by law to be withheld and to require any payments necessary to enable it to satisfy its withholding obligations.

     The 2001 Plan is not qualified under section 401(a) of the Code.

     The comments set forth in the above paragraphs are only a summary of certain of the Federal income tax consequences relating to the 2001 Plan. No consideration has been given to the effects of state, local, or other tax laws on the 2001 Plan or Award recipients.

INAPPLICABILITY OF ERISA

     Based upon current law and published interpretations, the Company does not believe the 2001 Plan is subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

INITIAL GRANTS

     The awards to be received by participants under the 2001 Plan are not currently determinable.

THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE 2001 PLAN.

     Approval of the 2001 Plan requires the affirmative vote of a majority of the votes entitled to be cast by holders of shares of Common Stock and Convertible Preferred Stock, voting together as a class, who are represented in person or by proxy at the Annual Meeting. Under the TBCA and the Company's Bylaws, an abstention or a broker non-vote would have the same legal effect as a vote against this proposal. A broker non-vote occurs if a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular item.

     Shareholder approval of the 2001 Plan is required for listing of the shares for trading on the New York Stock Exchange and as a condition to the effectiveness of the 2001 Stock Plan. Shareholder approval is also required so that incentive stock options under the 2001 Plan will qualify under Section 422 of the Code and so that certain awards under the 2001 Plan will qualify as performance-based compensation under Section 162(m) of the Code.

     Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted FOR the 2001 Plan.

                 APPROVAL OF 2001 EMPLOYEE STOCK PURCHASE PLAN
                             (ITEM 4 ON PROXY CARD)

GENERAL

     The Board of Directors adopted the Ocean Energy, Inc. 2001 Employee Stock Purchase Plan (the "Purchase Plan") on September 13, 2000, subject to approval by the shareholders of the Company. The purpose of the Purchase Plan is to provide an incentive to employees of the Company and certain of its subsidiaries to acquire or increase their respective ownership interest in the Company through the purchase of shares of Common Stock.

SUMMARY OF PURCHASE PLAN

     The following general description of certain features of the Purchase Plan is qualified in its entirety by reference to the Purchase Plan, which is attached as Annex G.

     Shares Available under the Purchase Plan; Adjustments. Subject to adjustment as provided in the Purchase Plan, the number of shares of Common Stock that may be purchased by participating employees under the Purchase Plan will not in the aggregate exceed 1,500,000 shares, which may be originally issued or reacquired shares, including shares bought on the market or otherwise for purposes of the Purchase Plan. Such number of shares is subject to adjustment in the event of a change in the Common Stock by reason of a stock dividend or by reason of a subdivision, stock split, reverse stock split, recapitalization, reorganization, combination, reclassification of shares or other similar change. Upon any such event, the maximum number of shares that may be subject to any option, and the number and purchase price of shares subject to options outstanding under the Purchase Plan, will also be adjusted accordingly.

     Eligibility. Subject to shareholder approval, options under the Purchase Plan will be granted as of January 1, 2001, and, thereafter through December 31, 2010, on the first day of each successive July and January (each such date being referred to herein as a "Date of Grant"). Each employee of the Company or any present or future parent or subsidiary corporation of the Company that has been designated as a "Participating Company" from time to time by the Plan administrative committee as of a Date of Grant is eligible to participate in the Purchase Plan as of such Date of Grant if such employee is regularly scheduled to work more than 20 hours per week and more than five calendar months in any calendar year. However, an eligible employee may not participate if such employee would own (directly or indirectly) 5% or more of the total combined voting power of all classes of stock of the Company or a subsidiary, taking into account options to purchase stock and stock that may be purchased under the Purchase Plan. At the present time, no employee of the Company or a Participating Company would be prevented from participating by reason of this limitation. Approximately 750 employees were eligible to participate in the Purchase Plan as of January 1, 2001.

     Participation. An eligible employee may elect to participate in the Purchase Plan for any six-month period beginning on a Date of Grant (the "Option Period") by designating an integral percentage of such employee's eligible compensation to be deducted for each pay period and paid into the Purchase Plan for such employee's account. The designated percentage may not be less than 1% nor more than 15%. An eligible employee may participate in the Purchase Plan only by means of payroll deduction. A participant who elects to participate in the Purchase Plan and who takes no action to change or revoke such election prior to any subsequent Date of Grant will be deemed to have made the same election for such next following and/or subsequent Date(s) of Grant.

     No employee will be granted an option under the Purchase Plan that permits such employee's rights to purchase Common Stock to accrue at a rate that exceeds $25,000 of fair market value of such stock (determined at the time such option is granted) for the calendar year in which such option is outstanding. Unless an employee's payroll deductions are withdrawn (as described below), the aggregate payroll deductions credited to the employee's account will be used to purchase whole shares of Common Stock at the end of the Option Period; provided, however, that the maximum number of shares of Common Stock that may be purchased by a participant during any Option Period may not exceed 3,200 (subject to adjustment in the event of a change in the Common Stock). The per share purchase price of the Common Stock will be 85% of the lesser of the fair market value of the Common Stock on the Date of Grant or on the last day of the Option Period (the "Date of Exercise"). For all purposes under the Purchase Plan, the fair market value of a share of Common Stock on a particular date shall be equal to the closing price of such stock on the New York Stock Exchange on that date (or, if no shares of Common Stock have been traded on that date, on the next regular business date on which shares of the Common Stock are so traded). Any payroll deductions representing a fractional share of Common Stock will be applied to the next Option Period as if the participant had contributed such amounts by payroll deduction during such Option Period. If the total number of shares of Common Stock for which options are exercised on any Date of Exercise exceeds the maximum number of shares available under the Purchase Plan, the Company will make a pro rata allocation of the shares of the Common Stock available and will refund the balance of each participant's unused payroll deductions.

     Payroll deductions will be included in the general funds of the Company, free of any trust or other arrangement and may be used for any corporate purpose. No interest will be paid or credited to any participant.

     Changes in and Withdrawal of Payroll Deductions. A participant may reduce the rate of his or her payroll deductions to a specific percentage (not less than 1%) during an Option Period, but such reduction will be irrevocable for the remainder of the Option Period. Further, a participant may withdraw in whole from the Purchase Plan, but not in part, at any time prior to the Date of Exercise relating to a particular Option Period by timely delivering to the Company a notice of withdrawal in the manner specified by the Company. The Company promptly will refund to the participant the amount of the participant's payroll deductions under the Purchase Plan that have not been otherwise returned or used upon exercise of options, and thereafter the participant's payroll deduction authorization and interest in unexercised options under the Purchase Plan will terminate.

     Delivery of Shares. As soon as practicable after each Date of Exercise, the Company will deliver to a custodian (currently Deutsche Bank Alex Brown) one or more certificates representing (or shall otherwise cause to be credited to the account of such custodian) the total number of whole shares of Common Stock respecting options exercised on such Date of Exercise in the aggregate of all of the participating employees under the Purchase Plan. Such custodian will keep accurate records of the beneficial interests of each participant in such shares by means of participant accounts under the Purchase Plan, and will provide each participant with semi-annual or such other periodic statements with respect thereto as the administrative committee under the Purchase Plan may specify.

     Termination of Employment; Leaves of Absence. Except as described below, if the employment of a participant terminates for any reason, then the participant's participation in the Purchase Plan ceases and the Company will refund the amount of such participant's payroll deductions under the Purchase Plan that have not yet been otherwise returned or used upon exercise of options. If the employment of a participant terminates after such participant has attained age 65 or due to death or disability, the participant, or the participant's personal representative, as applicable, may elect either to (i) withdraw all of the accumulated unused payroll deductions credited to the participant's account or (ii) exercise the participant's option for the purchase of Common Stock as of the date the participant's employment terminated, which will be the Date of Exercise for purposes of such exercise. If no such election is timely received by the Company, the participant or personal representative will automatically be deemed to have elected the first alternative.

     During a paid leave of absence approved by the Company and meeting Internal Revenue Service regulations, a participant's elected payroll deductions will continue. A participant may not contribute to the Purchase Plan during an unpaid leave of absence. If a participant takes an unpaid leave of absence that is approved by the Company and meets Internal Revenue Service regulations, then such participant's payroll deductions for such Option Period that were made prior to such leave may remain in the Purchase Plan and be used to purchase Common Stock on the Date of Exercise relating to such Option Period. If a participant takes a leave of absence not described above, then the participant will be considered to have withdrawn from the Purchase Plan.

     Restriction Upon Assignment of Option. An option granted under the Purchase Plan may not be transferred other than by will or the laws of descent and distribution. Subject to certain limited exceptions, each option is exercisable, during the employee's lifetime, only by the employee to whom granted.

     Administration, Amendments and Termination. The Purchase Plan is to be administered by the Organization & Compensation Committee of the Company's Board of Directors and its delegates. In connection with its administration of the Purchase Plan, the Organization and Compensation Committee is authorized to interpret the Purchase Plan.

     The Purchase Plan may be amended from time to time by the Board; provided, however, that no change in any option theretofore granted may be made that would impair the rights of a participant without the consent of such participant. The Board may in its discretion terminate the Purchase Plan at any time with respect to any Common Stock for which options have not theretofore been granted.

     The benefits and amounts to be received by any participant under the Purchase Plan are not currently determinable.

UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

     THE FOLLOWING IS A BRIEF SUMMARY OF CERTAIN OF THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF CERTAIN TRANSACTIONS UNDER THE PURCHASE PLAN BASED ON FEDERAL INCOME TAX LAWS CURRENTLY IN EFFECT. THIS SUMMARY APPLIES TO THE PURCHASE PLAN AS NORMALLY OPERATED AND IS NOT INTENDED TO PROVIDE OR SUPPLEMENT TAX ADVICE TO ELIGIBLE EMPLOYEES. THE SUMMARY CONTAINS GENERAL STATEMENTS BASED ON CURRENT U.S. FEDERAL INCOME TAX STATUTES, REGULATIONS AND CURRENTLY AVAILABLE INTERPRETATIONS THEREOF. THIS SUMMARY IS NOT INTENDED TO BE EXHAUSTIVE AND DOES NOT DESCRIBE STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OR THE EFFECT, IF ANY, OF GIFT, ESTATE AND INHERITANCE TAXES. THE PURCHASE PLAN IS NOT QUALIFIED UNDER
SECTION 401(A) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

     Tax Consequences to Participants. A participant's payroll deductions to purchase Common Stock are made on an after-tax basis. There is no tax liability to the participant when shares of Common Stock are purchased pursuant to the Purchase Plan. However, the participant may incur tax liability upon disposition (including by way of gift) of the shares acquired under the Purchase Plan. The participant's U.S. federal income tax liability will depend on whether the disposition is a qualifying disposition or a disqualifying disposition as described below.

     If a qualifying disposition of the shares is made by the participant (i.e., a disposition that occurs more than two years after the first day of the Option Period in which the shares were purchased), or in the event of death (whenever occurring) while owning the shares, the participant will recognize in the year of disposition (or, if earlier, the year of the participant's death) ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of the shares at the time of disposition (or death) over the amount paid for the shares under the option or (ii) 15% of the fair market value of the shares at the Date of Grant (the beginning of the Option Period). Upon the sale of the shares, any amount realized in excess of the ordinary income recognized by the participant will be taxed to the participant as a long-term capital gain. If the shares are sold at less than the purchase price under the option, then there will be no ordinary income. Instead, the participant will have a capital loss equal to the difference between the sales price and the purchase price paid under the option.

     If a disqualifying disposition of the shares is made (i.e., a disposition (other than by reason of death) within two years after the first day of the Option Period in which the shares were purchased), the participant generally will recognize ordinary income in the year of disposition in an amount equal to any excess of the fair market value of the shares at the Date of Exercise over the purchase price paid for the shares under the option (even if no gain is realized on the sale or if a gratuitous transfer is made). Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

     Tax Consequences to the Company or Participating Company. The Company, or the Participating Company for which a participant performs services, will be entitled to a deduction only if the participant makes a disqualifying disposition of any shares purchased under the Purchase Plan. In such case, the Company or such Participating Company can deduct as a compensation expense the amount that is ordinary income to the participant provided that, among other things, (i) the amount meets the test of reasonableness, is an ordinary and necessary business expense and is not an "excess parachute payment" within the meaning of Section 280G of the Code, (ii) any applicable reporting obligations are satisfied and (iii) the one million dollar limitation of Section 162(m) of the Code is not exceeded.

INITIAL GRANTS

     The awards to be received by participants under the Purchase Plan are not currently determinable.

THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE PURCHASE PLAN.

     Approval of the Purchase Plan requires the affirmative vote of a majority of the votes entitled to be cast by holders of shares of Common Stock and Convertible Preferred Stock, voting together as a class, who are represented in person or by proxy at the Annual Meeting. Under the TBCA and the Company's Bylaws, an abstention or a broker non-vote would have the same legal effect as a vote against this proposal. A broker non-vote occurs if a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular item.

     Shareholder approval of the Purchase Plan is required for listing of the shares for trading on the New York Stock Exchange and as a condition to the effectiveness of the Purchase Plan. Shareholder approval is also required so that incentive stock options under the Purchase Plan will qualify under Section 422 of the Code and so that certain awards under the Purchase Plan will qualify as performance-based compensation under Section 162(m) of the Code.

     Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted FOR the Purchase Plan.

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
                             (ITEM 5 ON PROXY CARD)

     The Board of Directors has appointed the firm of KPMG LLP as independent auditors of the Company for the fiscal year ending December 31, 2001, and recommends ratification by the shareholders of such appointment.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

     Ratification of the appointment of independent auditors requires the affirmative vote of a majority of the votes entitled to be cast by holders of shares of Common Stock and Convertible Preferred Stock, voting together as a class, who are represented in person or by proxy at the Annual Meeting. Under the TBCA and the Company's Bylaws, an abstention or a broker non-vote would have the same legal effect as a vote against this proposal. A broker non-vote occurs if a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular item.

     Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted FOR the appointment of KPMG LLP as independent auditors.

     In the event the appointment is not ratified, the Board of Directors will consider the appointment of other independent auditors. The Board of Directors may terminate the appointment of KPMG LLP as the Company's independent auditors without the approval of the shareholders of the Company whenever the Board of Directors deems such termination necessary or appropriate. A representative of KPMG LLP is expected to attend the Annual Meeting and will have the opportunity to make a statement, if such representative desires to do so, and will be available to respond to appropriate questions.

                 SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

     Shareholders may propose matters to be presented at shareholders' meetings and may also nominate persons for election as directors. Formal procedures exist for such proposals and nominations. The following discussion assumes that the proposal relating to the Company's reincorporation from Texas to Delaware has been approved by the shareholders of the Company.

     Any stockholder desiring to present a proposal for inclusion in the Company's proxy materials for the annual meeting of shareholders to be held in 2002 ("the 2002 Annual Meeting") must present the proposal to the Secretary of the Company not later than December 28, 2001. Only those proposals that comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, will be included in the Company's proxy materials for the 2002 Annual Meeting. Written notice of stockholder proposals submitted outside the process of Rule 14a-8 for consideration at the 2002 Annual Meeting (but not included in the Company's proxy materials) must be delivered in writing to the Secretary of the Company between January 9, 2002 and February 8, 2002 in order to be considered timely, subject to compliance with any other applicable provisions of the Company's bylaws. The chairman of the meeting may determine that any proposal for which the Company did not receive timely notice shall not be considered at the meeting. If in the discretion of such chairman any such proposal is to be considered at the meeting, the persons designated in the Company's proxy materials shall be granted discretionary authority with respect to the untimely stockholder proposal.

     The Board of Directors will consider any nominee recommended by shareholders for election at the 2002 Annual Meeting if that nomination is delivered in writing to the Secretary of the Company between January 9, 2002 and February 8, 2002, subject to compliance with any other provisions of the Company's bylaws.

                                 OTHER MATTERS

     The Board of Directors does not know of any other matters that are to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof, it is intended that the enclosed proxy will be voted in accordance with the judgment of the persons named in the proxy.

                                            By Order of the Board of Directors,

                                      /s/ ROBERT K. REEVES
                                            Robert K. Reeves
                                            Secretary

April 5, 2001

                                                                         ANNEX A

                               OCEAN ENERGY, INC.

                            AUDIT COMMITTEE CHARTER

COMPOSITION:

     Annually, the Board of Directors shall appoint an Audit Committee (the "Committee") comprised of at least three non-employee members, one of whom shall be designated by the Board to be Chairperson. The members of the Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange. The members of the Audit Committee shall be appointed by the Board on the recommendation of the Nominating Committee.

MEETINGS:

     The Committee shall hold at least three regular meetings a year, and any additional meetings that may be requested by a Committee member, the Board of Directors, the Chief Executive Officer or the independent auditors. In addition to Committee members, meetings shall normally be attended by the Chief Financial Officer and the senior internal auditing executive of the Corporation. As appropriate, representatives of the independent auditors will also attend. Other officers and employees of the corporation may be asked to attend at the Audit Committee's discretion. The Secretary or an Assistant Secretary of the Corporation shall attend the regular meetings of the Committee to record the minutes thereof. For a portion of each meeting, the voting members of the Committee shall meet separately with the independent auditors and with the Auditor. Non-members may be excused from any meeting, or portion of any meeting, of the Committee upon the request of the Committee Chairperson.

RESPONSIBILITIES:

     The purpose of the Audit Committee is to assist the Board of Directors in fulfilling the Board's fiduciary responsibilities to the extent that such responsibilities relate to (a) accounting policies, (b) internal controls, (c) the quality and integrity of the financial reports of the Corporation and its subsidiaries, and (d) the independence and performance of the Corporation's independent auditors.

     In carrying out its responsibilities, the Audit Committee shall:

          1. Oversee the selection process for, and recommend to the Board of Directors, the hiring, and if necessary the termination, of the Corporation's independent auditors.

          2. Discuss with management and review with the independent auditors, prior to their audit, the scope of the independent auditor's examination, and the compensation of the independent auditors. Review annually the anticipated level of non-audit services to be provided by the independent auditors and the estimated fees for the work to be performed. Consider the possible effect, if any, of these services or any other relationships to the Corporation on the independence of the independent auditors. Review with the independent auditors the areas of emphasis of the audit process and the results of any peer review of their auditing firm.

          3. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Corporation's financial statements.

          4. Review an analysis, prepared by management and the independent auditor, of significant financial reporting issues and judgments made in connection with the preparation of the Corporation's financial statements.

          5. Review the Corporation's quarterly financial statements with management and the independent auditor prior to the release of quarterly earnings.

          6. Oversee the internal audit function of the Corporation including
     (a) review and appointment of the senior internal auditing executive, (b) the planned scope of the internal audit work, (c) findings of the internal auditors and related management actions, (d) the adequacy of the staffing of the internal audit function, (e) the adequacy and effectiveness of the internal accounting controls of the Corporation and compliance with the Foreign Corrupt Practices Act, and (f) the adequacy of the Corporation's electronic data processing procedures and controls and related security programs. Review the independent auditors' letter to management, and other comments, if any, regarding the Corporation's system of internal accounting controls and review any management response thereto.

          7. Review changes in accounting principles and reporting standards that have, or may in the future have, a significant impact on the financial statements of the Corporation and its subsidiaries; and review with management any circumstances in which management is seeking a second opinion on a significant accounting issue from another independent public accounting firm.

          8. Meet periodically with management to review the Corporation's major financial risk exposures and the steps management has taken to monitor and control such exposures.

          9. Obtain from the independent auditor assurance that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

          10. Issue the report required by the rules of the Securities and Exchange Commission to be included in the Corporation's annual proxy statement.

          11. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Corporation's Business Conduct Policy.

          12. Review such other matters as the Committee shall determine from time to time, within the scope of its responsibilities, and make such recommendations to the Board with respect thereto as the Committee deems appropriate.

          13. On at least an annual basis, review with the Corporation's General Counsel, any legal matters that could have a significant impact on the organization's financial statements, the Corporation's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

          14. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

          15. Consider the independent auditors' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

     While the Audit Committee has the oversight responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Corporation's Business Conduct Policy.

                                                                         ANNEX B

                          CERTIFICATE OF INCORPORATION

                               OCEAN ENERGY, INC.

                                   ARTICLE I

                                      NAME

     The name of the corporation is Ocean Energy, Inc. (the "Corporation").

                                   ARTICLE II

                                REGISTERED AGENT

     The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle, 19801. The name of the registered agent of the Corporation at such address is The Corporation Trust Company.

                                  ARTICLE III

                                    PURPOSE

     The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful business, act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

                                   ARTICLE IV

                                 CAPITAL STOCK

     The total number of shares of capital stock which the Corporation shall have authority to issue is 530,000,000 shares, consisting of 10,000,000 shares of Preferred Stock of the par value of $1.00 per share and 520,000,000 shares of Common Stock of the par value of $.10 per share.

     The following is a statement fixing certain of the designations and powers, voting powers, preferences, and relative, participating, optional or other rights of the Preferred Stock and the Common Stock of the Corporation, and the qualifications, limitations or restrictions thereof, and the authority with respect thereto expressly granted to the Board of Directors of the Corporation to fix any such provisions not fixed by this Certificate of Incorporation:

A. PREFERRED STOCK

     The Board of Directors is hereby expressly vested with the authority to adopt a resolution or resolutions providing for the issuance of authorized but unissued shares of Preferred Stock, which shares may be issued from time to time in one or more series and in such amounts as may be determined by the Board of Directors in such resolution or resolutions. The powers, voting powers, designations, preferences, and relative, participating, optional or other rights, if any, of each series of Preferred Stock and the qualifications, limitations or restrictions, if any, of such powers, preferences and/or rights (collectively the "Series Terms"), shall be such as are stated and expressed in a resolution or resolutions providing for the creation or revision of such Series Terms (a "Preferred Stock Series Resolution") adopted by the Board of Directors (or a committee of the Board of Directors to which such responsibility is specifically and lawfully delegated). The powers of the Board with respect to the Series Terms of a particular series shall include, but not be limited to, determination of the following:

          (i) The number of shares constituting that series and the distinctive designation of that series, or any increase or decrease (but not below the number of shares thereof then outstanding) in such number;

          (ii) The dividend rate or method of determining dividends on the shares of that series, any conditions upon which such dividends shall be payable, and the date or dates or the method for determining the date or dates upon which such dividends shall be payable, whether such dividends, if any, shall be cumulative, and, if so, the date or dates from which dividends payable on such shares shall accumulate, and the relative rights of priority, if any, of payment of dividends on shares of that series;

          (iii) The voting rights and powers, if any, of the holders of any series of Preferred Stock generally or with respect to any particular matter, which may be less than, equal to or greater than one vote per share, and which may, without limiting the generality of any other series of Preferred Stock or all series of Preferred Stock as a class, to elect one or more directors of the Corporation generally or under such specific circumstances and on such conditions, as shall be provided in the resolution or resolutions of the Board of Directors (or such committee of the Board of Directors, as the case may be) adopted pursuant hereto, including, without limitation, in the event there shall have been a default in the payment of dividends on or redemption of any one or more series of Preferred Stock;

          (iv) Whether that series shall have conversion or exchange privileges with respect to shares of any other class or classes of stock or of any other series of any class of stock, and, if so, the terms and conditions of such conversion or exchange, including provision for adjustment of the conversion or exchange rate upon occurrence of such events as the Board of Directors shall determine;

          (v) Whether the shares of that series shall be redeemable, and, if so, the price or prices and the terms and conditions of such redemption, including their relative rights of priority, if any, of redemption, the date or dates upon or after which they shall be redeemable, provisions regarding redemption notices, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

          (vi) Whether that series shall have a sinking fund for the redemption or repurchase of shares of that series, and, if so, the terms, conditions and amount of such sinking fund;

          (vii) The rights, if any, of the shares of that series in the event of voluntary or involuntary liquidation, dissolution, or winding up of the Corporation or in the event of any merger or consolidation of or sale of assets by the Corporation, and the relative rights of priority, if any, of payment of shares of that series;

          (viii) The conditions or restrictions upon the creation of indebtedness of the Corporation or upon the issuance of additional Preferred Stock or other capital stock ranking on a parity therewith, or prior thereto, with respect to dividends or distribution of assets upon liquidation;

          (ix) The conditions or restrictions with respect to the issuance of, payment of dividends upon, or the making of other distributions to, or the acquisition or redemption of, shares ranking junior to the Preferred Stock or to any series thereof with respect to dividends or distribution of assets upon liquidation; and

          (x) Any other designations, powers, preferences, and relative, participating, optional or other rights, including, without limitation, any qualifications, limitations, or restrictions thereof.

     Subject to the provisions of this Article IV, shares of one or more series of Preferred Stock may be authorized or issued from time to time as shall be determined by and for such consideration as shall be fixed by the Board of Directors (or a designated committee thereof), in an aggregate amount not exceeding the total number of shares of Preferred Stock authorized by this Certificate of Incorporation. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holder is required pursuant to any Preferred Stock Series Resolution. Except as required by law, holders of Preferred Stock shall not be entitled to receive notice of any meeting of stockholders at which they are not entitled to vote. Except in respect of series particulars fixed by the Board of Directors as permitted hereby, all shares of Preferred Stock shall be of equal rank and shall be identical. All shares of any one series of Preferred Stock so designated by the Board of Directors shall be alike in every particular, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall be cumulative.

B. COMMON STOCK

          (i) Subject to the provisions of any Preferred Stock Series Resolution, the Board of Directors may, in its discretion, out of funds legally available for the payment of dividends and at such times and in such manner as determined by the Board of Directors, declare and pay dividends on the Common Stock of the Corporation.

          (ii) In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Corporation and payment or setting aside for payment of any preferential amount due to the holders of any other class or series of stock, the holders of the Common Stock shall be entitled to receive ratably any or all assets remaining to be paid or distributed.

          (iii) Subject to any special voting rights set forth in any Preferred Stock Series Resolution, the holders of the Common Stock of the Corporation shall be entitled at all meetings of stockholders to one vote for each share of such stock held by them. Except as may be provided in a Preferred Stock Series Resolution, the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes.

C. NO PREEMPTIVE RIGHTS

     No holder of shares of stock of the Corporation shall have any preemptive or other rights, except as such rights are expressly provided by contract, to purchase or subscribe for or receive any shares of any class, or series thereof, of stock of the Corporation, whether now or hereafter authorized, or any warrants, options, bonds, debentures or other securities convertible into, exchangeable for or carrying any right to purchase any shares of any class, or series thereof, of stock; but such additional shares of stock and such warrants, options, bonds, debentures or other securities convertible into, exchangeable for or carrying any right to purchase any shares of any class, or series thereof, of stock may be issued or disposed of by the Board of Directors to such persons, and on such terms and for such lawful consideration, as in its discretion it shall deem advisable or as to which the Corporation shall have by binding contract agreed.

D. REGISTERED OWNER

     The Corporation shall be entitled to treat the person in whose name any share of its stock is registered as the owner thereof for all purposes and shall not be bound to recognize any equitable or other claim to, or interest in, such share on the part of any other person, whether or not the Corporation shall have notice thereof, except as expressly provided by applicable law.

                                   ARTICLE V

                               BOARD OF DIRECTORS

     The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

     The number, classification, and terms of the Board of Directors of the Corporation and the procedures to elect directors, to remove directors, and to fill vacancies in the Board of Directors shall be as follows:

          (i) Subject to the rights of holders of any series of Preferred Stock to elect additional directors under specified circumstances, the number of directors that shall constitute the whole Board of Directors shall from time to time be fixed exclusively by the Board of Directors by a resolution adopted by a majority of the whole Board of Directors serving at the time of that vote. In no event shall the number of directors that constitute the whole Board of Directors be fewer than three. No decrease in the number of directors shall have the effect of shortening the term of any incumbent director. Directors of the Corporation need not be elected by written ballot unless the Bylaws of the Corporation otherwise provide.

          (ii) The Board of Directors of the Corporation shall be divided into three classes designated Class I, Class II, and Class III, respectively, all as nearly equal in number as possible. The initial term of office of directors of Class I shall expire at the annual meeting of stockholders of the Corporation in 2002, of Class II shall expire at the annual meeting of stockholders of the Corporation in 2003, and of Class III shall expire at the annual meeting of stockholders of the Corporation in 2004, or, in all cases, as to each director until his successor is elected and qualified or until his earlier death, resignation or removal. At each annual meeting of stockholders beginning with the annual meeting of stockholders in 2002, each director elected to succeed a director whose term is then expiring shall hold his office until the third annual meeting of stockholders after his election and until his successor is elected and qualified or until his earlier death, resignation or removal. The directors chosen to succeed those whose terms then expire shall be identified as being of the same class as the directors they succeed.

          (iii) Vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office, or other cause and newly-created directorships resulting from any increase in the authorized number of directors may only be filled by no less than a majority vote of the remaining directors then in office, though less than a quorum, or by the sole remaining director (but not by the stockholders except as required by law), and each director so chosen shall receive the classification of the vacant directorship to which he has been appointed or, if it is a newly-created directorship, shall receive the classification that at least a majority of the Board of Directors designates and shall hold office until the first meeting of stockholders held after his election for the purpose of electing directors of that classification and until his successor is elected and qualified or until his earlier death, resignation, or removal from office.

          (iv) A director of any class of directors of the Corporation may be removed before the expiration date of that director's term of office only for cause, by an affirmative vote of the holders of at least two-thirds of the votes of the outstanding shares of the class or classes or series of stock then entitled to be voted at an election of directors of that class or series, voting together as a single class.

     Notwithstanding the foregoing, whenever the holders of any one or more series of Preferred Stock issued by the Corporation shall have the right, voting separately by series, to elect one or more directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of such series of Preferred Stock, and any director so elected shall not be classified as provided above unless expressly provided for by the Series Terms relating to such Preferred Stock.

     The provisions of this Article V may not be amended, altered, changed or repealed, nor may any provision inconsistent with the foregoing provisions be added to this Certificate of Incorporation, except upon the affirmative vote of the holders of at least two-thirds of the votes of the outstanding shares of the class or classes or series of stock then entitled to be voted thereon, voting together as a single class.

                                   ARTICLE VI

                         STOCKHOLDER ACTION BY CONSENT

     Any action required or permitted to be taken by the stockholders of the Corporation must be taken at an annual or special meeting of such stockholders and may not be taken by consent in lieu of a meeting of such stockholders. The provisions of this Article VI may not be amended, altered, changed or repealed, nor may any provision inconsistent with this Article VI be added to this Certificate of Incorporation, except upon the affirmative vote of the holders of at least two-thirds of the votes of the outstanding shares of the class or classes or series of stock then entitled to be voted thereon, voting together as a single class.

                                  ARTICLE VII

                         LIMITED LIABILITY OF DIRECTORS

     No director shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty by such director as a director, except for liability (a) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the General Corporation Law of the State of Delaware, or (d) for any transaction from which the director derived an improper personal benefit. Any amendment or repeal of this Article VII shall be prospective only, and neither the amendment, modification nor repeal of this
Article VII shall eliminate or reduce the effect of this Article VII in respect of any matter occurring, or any cause of action, suit or claim that, but for this Article VII would accrue or arise, prior to such amendment, modification or repeal. If the General Corporation Law of the State of Delaware hereafter is amended to authorize corporate action further eliminating or limiting the liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided herein, shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended from time to time.

                                  ARTICLE VIII

                             POWER TO AMEND BYLAWS

     In furtherance and not in limitation of the powers conferred by statute, the Bylaws of the Corporation may be altered, amended or repealed and new Bylaws may be adopted by (i) the Board of Directors in accordance with the Bylaws or
(ii) the stockholders of the Corporation by an affirmative vote of the holders of at least two-thirds of the votes of the outstanding shares of the class or classes or series of stock then entitled to be voted thereon, voting together as a single class. The provisions of this Article VIII may not be amended, altered, changed or repealed, nor may any provision inconsistent with this Article VIII be added to this Certificate of Incorporation, except upon the affirmative vote of the holders of at least two-thirds of the votes of the outstanding shares of the class or classes or series of stock then entitled to be voted thereon, voting together as a single class.

                                   ARTICLE IX

                   AMENDMENT OF CERTIFICATE OF INCORPORATION

     Subject to the provisions of this Certificate of Incorporation and applicable law, the Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, and any other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and, all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article IX.

                                   ARTICLE X

                                  INCORPORATOR

     The name and mailing address of the incorporator is Robert K. Reeves, c/o Ocean Energy, Inc., 1001 Fannin, Suite 1600, Houston, Texas 77002.

     IN WITNESS WHEREOF, I, the undersigned, being the incorporator hereinbefore named, do hereby further certify that the facts hereinabove stated are truly set forth and, accordingly, I have hereunto set my hand this 30th day of March 2001.

                                            /s/ ROBERT K. REEVES
                                            ------------------------------------
                                            Robert K. Reeves
                                            Incorporator

                                                                         ANNEX C

                                     BYLAWS

                               OCEAN ENERGY, INC.

                                   ARTICLE I

                                    OFFICES

     SECTION 1. Registered Office. The registered office of the Corporation required by the state of incorporation of the Corporation to be maintained in the state of incorporation of the Corporation shall be the registered office named in the original charter documents of the Corporation, or such other office as may be designated from time to time by the Board of Directors in the manner provided by law.

     SECTION 2. Other Offices. The Corporation may also have offices at such other places both within and without the state of incorporation of the Corporation as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                   ARTICLE II

                                  STOCKHOLDERS

     SECTION 1. Place of Meetings. All meetings of the stockholders shall be held at the principal office of the Corporation, or at such other place within or without the state of incorporation of the Corporation as shall be specified or fixed in the notices or waivers of notice thereof.

     SECTION 2. Quorum; Adjournment of Meetings. Unless otherwise required by law, the rules or regulations of any stock exchange applicable to the Corporation or any regulation applicable to the Corporation or its securities or provided in the charter documents of the Corporation or these Bylaws, (i) the holders of a majority of the voting power attributable to the stock issued and outstanding and entitled to vote thereat, present in person or by remote communication (if authorized by the Board of Directors), or represented by proxy, shall constitute a quorum at any meeting of stockholders for the transaction of business, (ii) in all matters other than election of directors, the affirmative vote of the holders of a majority of the voting power attributable to such stock so present or represented at any meeting of stockholders at which a quorum is present shall constitute the act of the stockholders, and (iii) where a separate vote by a class or classes is required, a majority of the voting power attributable to the outstanding shares of such class or classes, present in person or by remote communication (if authorized by the Board of Directors), or represented by proxy shall constitute a quorum entitled to take action with respect to that vote on that matter and the affirmative vote of the majority of the voting power attributable to the shares of such class or classes present in person or represented by proxy at the meeting shall be the act of such class.

     Directors shall be elected by a plurality of the votes cast at the meeting.

     Notwithstanding the other provisions of the charter documents of the Corporation or these Bylaws, the chairman of the meeting or the holders of a majority of the voting power attributable to the issued and outstanding stock, present in person or by remote communication, (if authorized by the Board of Directors), or represented by proxy and entitled to vote, at any meeting of stockholders, whether or not a quorum is present, shall have the power to adjourn such meeting from time to time, without any notice other than announcement at the meeting of the time and place of the holding of the adjourned meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at such meeting. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally called.

     SECTION 3. Annual Meetings. An annual meeting of the stockholders, for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at such place (within or without the state of incorporation of the Corporation), or, if so determined by the Board of Directors in its sole discretion, at no place (but rather by means of remote communication), on such date, and at such time as the Board of Directors shall fix and set forth in the notice of the meeting.

     SECTION 4. Special Meetings. Unless otherwise provided in the charter documents of the Corporation, special meetings of the stockholders for any purpose or purposes may be called at any time by the Chairman of the Board, by the President or by a majority of the Board of Directors, on such date, at such time and at such place (within or without the state of incorporation of the Corporation) or, if so determined by the Board of Directors in its sole discretion, at no place (but rather by means of remote communication), as may be stated in the notice of the meeting. Business transacted at a special meeting shall be confined to the purpose(s) stated in the notice of such meeting.

     SECTION 5. Record Date. For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders, or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors of the Corporation may fix a date as the record date for any such determination of stockholders, which record date shall not precede the date on which the resolutions fixing the record date are adopted and which record date, in the case of a meeting of stockholders, shall not be more than sixty (60) days nor less than ten (10) days before the date of such meeting of stockholders, nor, in the case of any other action, more than sixty (60) days prior to any such action.

     If the Board of Directors does not fix a record date for any meeting of the stockholders, the record date for determining stockholders entitled to notice of or to vote at such meeting shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. If the Board of Directors does not fix the record date for determining stockholders for any other purpose, the record date shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

     SECTION 6. Notice of Meetings. Notice of the place, if any, date, hour of and the means of remote communications (if authorized by the Board of Directors), by which stockholders and proxy holders may be deemed to be present and vote at such meeting, and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be given by or at the direction of the Chairman of the Board, the President or the Secretary to each stockholder entitled to vote thereat not less than ten (10) nor more than sixty (60) days before the date of the meeting. If mailed, such notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder's address as it appears on the records of the Corporation. Without limiting the manner by which notice may otherwise be given effectively to stockholders, any notice to stockholders may be given by electronic transmission in the manner provided in Section 232 of the General Corporation Law of the State of Delaware.

     SECTION 7. Stockholder List. A complete list of stockholders entitled to vote at any meeting of stockholders, arranged in alphabetical order for each class of stock and showing the address of each such stockholder and the number of shares registered in the name of such stockholder, shall be open to the examination of any stockholder, for any purpose germane to the meeting, for a period of at least ten (10) days prior to the meeting, in the manner provided by law. The stockholder list shall also be open to the examination of any stockholder during the whole time of the meeting as provided by law. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by this Section 7 or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

     SECTION 8. Proxies. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy in the manner provided by law. Proxies for use at any meeting of stockholders shall be filed with the Secretary, or such other officer as the Board of Directors may from time to time determine by resolution, before or at the time of the meeting. All proxies shall be received and taken charge of and all ballots shall be received and canvassed by the secretary of the meeting, who shall decide all questions touching upon the qualification of voters, the validity of the proxies, and the acceptance or rejection of votes, unless an inspector or inspectors shall have been duly appointed as provided in
Section 9 of Article II hereof, in which event such inspector or inspectors shall decide all such questions.

     No proxy shall be valid after three (3) years from its date, unless the proxy provides for a longer period. Each proxy shall be revocable unless expressly provided therein to be irrevocable and only for so long as it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by delivering a proxy in accordance with applicable law bearing a later date to the Secretary, or such other officer as the Board of Directors may from time to time determine by resolution.

     Should a proxy designate two or more persons to act as proxies, unless such instrument shall provide the contrary, a majority of such persons present at any meeting at which their powers thereunder are to be exercised shall have and may exercise all the powers of voting or giving consents thereby conferred, or if only one be present, then such powers may be exercised by that one; or, if an even number attend and a majority do not agree on any particular issue, each person designated to act as proxy and so attending shall be entitled to exercise such powers in respect of such portion of the shares as is equal to the reciprocal of the fraction equal to the number of persons designated to act as proxies and in attendance divided by the total number of shares represented by such proxies.

     SECTION 9. Voting; Elections; Inspectors. Unless otherwise required by law or provided in the charter documents of the Corporation, each stockholder shall on each matter submitted to a vote at a meeting of stockholders have one vote for each of the shares of stock entitled to vote upon the matter in question which is registered in his name on the record date for the meeting. Shares registered in the name of another corporation, domestic or foreign, or other legal entity may be voted by such officer, agent or proxy as the Bylaws (or comparable instrument) of such corporation or other legal entity may prescribe, or in the absence of such provisions, as the Board of Directors (or comparable body) of such corporation or other legal entity may determine. Shares registered in the name of a deceased person may be voted by the executor or administrator of such person's estate, either in person or by proxy.

     All voting, except as required by the charter documents of the Corporation or where otherwise required by law, may be by a voice vote; provided, however,upon request of the chairman of the meeting or upon demand therefor by stockholders holding a majority of the issued and outstanding stock present in person or by remote communication (if remote communication is authorized by the Board of Directors), or by proxy at any meeting a stock vote shall be taken. Every stock vote shall be taken by written ballots, each of which shall state the name of the stockholder or proxy voting and such other information as may be required under the procedure established for the meeting. All elections of directors shall be by written ballots, unless otherwise provided in the charter documents of the Corporation.

     In advance of any meeting of stockholders, the Chairman of the Board, the President or the Board of Directors shall appoint one or more inspectors, each of whom shall subscribe an oath or affirmation to execute faithfully the duties of inspector at such meeting with strict impartiality and according to the best of such inspector's ability. Such inspector(s) shall ascertain the number of shares outstanding and the voting power of each, determine the shares represented at a meeting and the validity of proxies and ballots, count all votes and ballots, determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors and certify their determination of the number of shares represented at the meeting, and their count of all votes and ballots. The inspectors shall take such further action as may be required by law. The Chairman of the Board, the President or the Board of Directors may appoint any person to serve as inspector, except no candidate for the office of director shall be appointed as an inspector. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. In the event that no inspector so appointed or designated is able to act at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting.

     Unless otherwise provided in the charter documents of the Corporation, cumulative voting for the election of directors shall be prohibited.

     SECTION 10. Conduct of Meetings. The meetings of the stockholders shall be presided over by the Chairman of the Board, or if the Chairman of the Board is not present, by the President, or if neither the Chairman of the Board nor the President is present, by a chairman elected at the meeting. The Secretary of the Corporation, if present, shall act as secretary of such meetings, or if the Secretary is not present, an Assistant Secretary shall so act; or if neither the Secretary nor the Assistant Secretary is present, then a secretary shall be appointed by the chairman of the meeting. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the person presiding over the meeting. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the person presiding over any meeting of stockholders shall have the right and authority to convene and to adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the presiding officer of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and
(v) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board of Directors or the person presiding over the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

     SECTION 11. Treasury Stock. The Corporation shall not vote, directly or indirectly, shares of its own stock owned by it, and such shares shall not be counted for quorum purposes. No other corporation of which the Corporation owns a majority of the shares entitled to vote in the election of directors of such other corporation shall vote, directly or indirectly, shares of the Corporation's stock owned by such other corporation, and such shares shall not be counted for quorum purposes. Nothing in this Section 11 shall be construed as limiting the right of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

     SECTION 12. Notice of Stockholder Business and Nominations.

          (A) Annual Meetings of Stockholders. (1) Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders only (a) pursuant to the Corporation's notice of meeting (or any supplement thereto), (b) by or at the direction of the Board of Directors or (c) by any stockholder of the Corporation who was a stockholder of record of the Corporation at the time the notice provided for in this Section 12 is delivered to the Secretary of the Corporation, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 12.

             (2) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (c) of paragraph
        (A)(1) of this Section 12, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and any such proposed business other than the nominations of persons for election to the Board of Directors must constitute a proper matter for stockholder action. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the ninetieth day nor earlier than the close of business on the one hundred twentieth day prior to the first anniversary of the preceding year's annual meeting (provided, however, that in the event that the date of the annual meeting is more than thirty days before or more than seventy days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the one hundred twentieth day prior to such annual meeting and not later than the close of business on the later of the ninetieth day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made by the Corporation). For purposes of the first annual meeting of stockholders of the Corporation held after 2001, the first anniversary of the 2001 annual meeting shall be deemed to be May 9, 2002. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder's notice as described above. Such stockholder's notice shall set forth: (a) as to each person whom the stockholder proposes to nominate for election as a director (i) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and (ii) such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws of the Corporation, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner, (ii) the class and number of shares of capital stock of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner, (iii) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, and (iv) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends
        (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation's outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or
        (b) otherwise to solicit proxies from stockholders in support of such proposal or nomination. The foregoing notice requirements shall be deemed satisfied by a stockholder if the stockholder has notified the Corporation of his or her intention to present a proposal at an annual meeting in compliance with Rule 14a-8 (or any successor thereof) promulgated under the Exchange Act and such stockholder's proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting. The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation.

             (3) Notwithstanding anything in the second sentence of paragraph
        (A)(2) of this Section 12 to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation at an annual meeting is increased and there is no public announcement by the Corporation naming the nominees for the additional directorships at least one hundred days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by this Section 12 shall also be considered timely, but only with respect to nominees for the additional directorships, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth day following the day on which such public announcement is first made by the Corporation.

          (B) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation's notice of meeting (1) by or at the direction of the Board of Directors or (2) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time the notice provided for in this Section 12 is delivered to the Secretary of the Corporation, who is entitled to vote at the meeting and upon such election and who complies with the notice procedures set forth in this
     Section 12. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation's notice of meeting, if the stockholder's notice required by paragraph (A)(2) of this
     Section 12 shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the one hundred twentieth day prior to such special meeting and not later than the close of business on the later of the ninetieth day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder's notice as described above.

          (C) General. (1) Only such persons who are nominated in accordance with the procedures set forth in this Section 12 shall be eligible to be elected at an annual or special meeting of stockholders of the Corporation to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 12. Except as otherwise provided by law, the chairman of the meeting shall have the power and duty (a) to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 12 (including whether the stockholder or beneficial owner, if any, on whose behalf the nomination or proposal is made solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in support of such stockholder's nominee or proposal in compliance with such stockholder's representation as required by clause (A)(2)(c)(iv) of this
     Section 12) and (b) if any proposed nomination or business was not made or proposed in compliance with this Section 12, to declare that such nomination shall be disregarded or that such proposed business shall not be transacted. Notwithstanding the foregoing provisions of this Section 12, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation.

             (2) For purposes of this Section 12, "public announcement" shall include disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

             (3) Notwithstanding the foregoing provisions of this Section 12, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 12. Nothing in this Section 12 shall be deemed to affect any rights (a) of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act or (b) of the holders of any series of Preferred Stock to elect directors pursuant to any express applicable provisions of the certificate of incorporation.

                                  ARTICLE III

                               BOARD OF DIRECTORS

     SECTION 1. Power; Number; Term of Office. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, and subject to the restrictions imposed by law or the charter documents of the Corporation, the Board of Directors may exercise all the powers of the Corporation.

     The number of directors that shall constitute the whole Board of Directors shall be determined from time to time by the Board of Directors (provided that no decrease in the number of directors which would have the effect of shortening the term of an incumbent director may be made by the Board of Directors). If the Board of Directors makes no such determination, the number of directors shall be not less than eight and not more than eighteen.

     Unless otherwise provided in the charter documents of the Corporation, directors shall hold office for the term for which such director is elected, and until such director's successor shall have been elected and qualified or until his earlier death, resignation or removal. Directors need not be stockholders nor residents of the state of incorporation of the Corporation.

     SECTION 2. Quorum; Voting. Unless otherwise provided in the charter documents of the Corporation, a majority of the total number of directors shall constitute a quorum for the transaction of business of the Board of Directors and the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

     SECTION 3. Place of Meetings; Order of Business. The directors may hold their meetings and may have an office and keep the books of the Corporation, except as otherwise provided by law, in such place or places, within or without the state of incorporation of the Corporation, as the Board of Directors may from time to time determine. At all meetings of the Board of Directors business shall be transacted in such order as shall from time to time be determined by the Chairman of the Board, or in the Chairman of the Board's absence by the President (should the President be a director), or by the Board of Directors.

     SECTION 4. First Meeting. Each newly elected Board of Directors may hold its first meeting for the purpose of organization and the transaction of business, if a quorum is present, immediately after and at the same place as the annual meeting of the stockholders. Notice of such meeting shall not be required. At the first meeting of the Board of Directors in each year at which a quorum shall be present, held next after the annual meeting of stockholders, the Board of Directors shall elect the officers of the Corporation.

     SECTION 5. Regular Meetings. Regular meetings of the Board of Directors shall be held at such times and places as shall be designated from time to time by the Chairman of the Board or, in the absence of the Chairman of the Board, by the President (should the President be a director), or by the Board of Directors. Notice of such regular meetings shall not be required.

     SECTION 6. Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board, the President (should the President be a director) or, on the written request of any director, by the Secretary, in each case on at least twenty-four (24) hours personal, written, telegraphic, cable, wireless, electronic or other lawfully permissible notice to each director. Such notice, or any waiver thereof pursuant to Article VII, Section 3 hereof, need not state the purpose or purposes of such meeting, except as may otherwise be required by law or provided for in the charter documents of the Corporation or these Bylaws. Meetings may be held at any time without notice if all the directors are present or if those not present waive notice of the meeting in writing or by electronic transmission.

     SECTION 7. Compensation. Directors and members of standing committees may receive such compensation as the Board of Directors from time to time shall determine to be appropriate, and shall be reimbursed for all reasonable expenses incurred in attending and returning from meetings of the Board of Directors.

     SECTION 8. Action Without a Meeting; Telephone Conference Meetings. Unless otherwise restricted by the charter documents of the Corporation, any action required or permitted to be taken at any meeting of the Board of Directors, or any committee designated by the Board of Directors, may be taken without a meeting if all members of the Board of Directors or committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form. Such consent shall have the same force and effect as a unanimous vote at a meeting and may be stated as such in any document or instrument filed with the Secretary of State of the state of incorporation of the Corporation.

     Unless otherwise restricted by the charter documents of the Corporation, subject to the requirement for notice of meetings, members of the Board of Directors or members of any committee designated by the Board of Directors may participate in a meeting of such Board of Directors or committee, as the case may be, by means of a conference telephone connection or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in such a meeting shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting is not lawfully called or convened.

                                   ARTICLE IV

                                   COMMITTEES

     SECTION 1. Executive Committee. The Board of Directors may designate an Executive Committee consisting of one or more of the directors of the Corporation, one of whom shall be designated chairman of the Executive Committee. During the intervals between the meetings of the Board of Directors, the Executive Committee shall possess and may exercise such powers of the Board of Directors as have been delegated to the Executive Committee, except as provided in Section 8 of this Article IV.

     SECTION 2. Audit Committee. The Board of Directors may designate an Audit Committee consisting of one or more of the directors of the Corporation, one of whom shall be designated chairman of the Audit Committee. The Audit Committee shall have and may exercise such powers and authority as provided in the resolution creating it and as determined from time to time by the Board of Directors, except as provided in Section 8 of this Article IV.

     SECTION 3. Organization and Compensation Committee. The Board of Directors may designate an Organization and Compensation Committee consisting of one or more of the directors of the Corporation, one of whom shall be designated chairman of the Organization and Compensation Committee. During the intervals between the meetings of the Board of Directors, the Organization and Compensation Committee shall possess and may exercise such powers of the Board of Directors as have been delegated to the Organization and Compensation Committee, except as provided in Section 8 of this Article IV.

     SECTION 4. Nominating Committee. The Board of Directors may designate a Nominating Committee consisting of one or more of the directors of the Corporation, one of whom shall be designated chairman of the Nominating Committee. During the intervals between the meetings of the Board of Directors, the Nominating Committee shall possess and may exercise such powers of the Board of Directors as have been delegated to the Nominating Committee, except as provided in Section 8 of this Article IV.

     SECTION 5. Other Committees. The Board of Directors may designate such other committees as it shall see fit consisting of one or more of the directors of the Corporation, one of whom shall be designated chairman of each such committee. Any such committee shall have and may exercise such powers and authority as provided in the resolution creating it and as determined from time to time by the Board of Directors, except as provided in Section 8 of this
Article IV.

     SECTION 6. Procedure; Meetings; Quorum. Any committee designated pursuant to this Article IV shall keep regular minutes of its actions and proceedings in a book provided for that purpose if the minutes are maintained in paper form and shall keep regular minutes in an electronic file if the minutes are maintained in electronic form and report the same to the Board of Directors at its meeting next succeeding such action, shall fix its own rules or procedures, and shall meet at such times and at such place or places as may be provided by such rules, or by such committee or the Board of Directors. Should a committee fail to fix its own rules, the provisions of these Bylaws, pertaining to the calling of meetings and conduct of business by the Board of Directors, shall apply as nearly as practicable. At every meeting of any such committee, the presence of a majority of all the members thereof shall constitute a quorum, except as provided in Section 7 of this Article IV, and the affirmative vote of a majority of the members present shall be necessary for the adoption by it of any resolution.

     SECTION 7. Substitution and Removal of Members; Vacancies. The Board of Directors may designate one or more directors as alternate members of any committee who may replace any absent or disqualified member at any meeting of such committee. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board of Directors who has been designated as an alternate member of that committee to act at the meeting in the place of the absent or disqualified member. The Board of Directors shall have the power at any time to remove any member(s) of a committee and to appoint other directors in lieu of the person(s) so removed and shall also have the power to fill vacancies in a committee.

     SECTION 8. Limitation on Power and Authority of Committees. No committee of the Board of Directors shall have the power or authority of the Board of Directors in reference to (i) approving or adopting, or recommending to the stockholders, any action or matter expressly required by the General Corporation Law of the State of Delaware to be submitted to stockholders for approval or
(ii) adopting, amending or repealing any Bylaw.

                                   ARTICLE V

                                    OFFICERS

     SECTION 1. Number, Titles and Term of Office. The officers of the Corporation shall be such officers as the Board of Directors may from time to time elect or appoint, including, but not limited to, a Chairman of the Board, a Chief Executive Officer, a President, one or more Vice Presidents (any one or more of whom may be designated Executive Vice President or Senior Vice President), a Treasurer, a Secretary and one or more Assistant Treasurers and one or more Assistant Secretaries. Each officer shall hold office until such officer's successor shall be duly elected and shall qualify or until such officer's death or until such officer shall resign or shall have been removed. Any number of offices may be held by the same person, unless the charter documents of the Corporation provide otherwise. Except for the Chairman of the Board, no officer need be a director.

     SECTION 2. Removal. Any officer elected or appointed by the Board of Directors may be removed, either with or without cause, by the Board of Directors whenever in its judgment the best interests of the Corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer shall not of itself create contract rights.

     SECTION 3. Vacancies. Any vacancy occurring in any office of the Corporation may be filled by the Board of Directors.

     Section 4. Powers and Duties of the Chairman of the Board. The Chairman of the Board shall preside at all meetings of the stockholders and of the Board of Directors; and he shall have such other powers and duties as designated in these Bylaws and as from time to time may be assigned to him by the Board of Directors.

     SECTION 5. Powers and Duties of the Chief Executive Officer. The President shall be the Chief Executive Officer of the Corporation unless the Board of Directors designates the Chairman of the Board (if any) or other officer as Chief Executive Officer. Subject to the control of the Board of Directors, the Chief Executive Officer shall have general executive charge, management and control of the properties, business and operations of the Corporation with all such powers as may be reasonably incident to such responsibilities; he or she may agree upon and execute all leases, contracts, evidences of indebtedness and other obligations in the name of the Corporation and may sign all certificates for shares of capital stock of the Corporation; and he or she shall have such other powers and duties as designated in accordance with these Bylaws and as from time to time may be assigned to him by the Board of Directors.

     SECTION 6. Powers and Duties of the President. Unless the Board of Directors otherwise determines, the President shall have the authority to agree upon and execute all leases, contracts, evidences of indebtedness and other obligations in the name of the Corporation; and, unless the Board of Directors otherwise determines, he or she shall, in the absence of the Chairman of the Board or if there be no Chairman of the Board, preside at all meetings of the stockholders and (should he or she be a director) of the Board of Directors; and the President shall have such other powers and duties as designated in accordance with these Bylaws and as from time to time may be assigned to him by the Board of Directors.

     SECTION 7. Vice Presidents. The Vice President(s), if any, shall perform such duties and have such powers as the Board of Directors may from time to time prescribe. In addition, in the absence of the Chairman of the Board (if any) or President, or in the event of their inability or refusal to act, (i) a Vice President designated by the Board of Directors or (ii) in the absence of such designation, the Vice President who is present and who is senior in terms of length of service as a Vice President of the Corporation, shall perform the duties of the Chairman of the Board (if any), or the President, as the case may be, and when so acting shall have all the powers of and be subject to all the restrictions upon the Chairman of the Board (if any), or the President; provided that he shall not preside at meetings of the Board of Directors unless he is a director.

     SECTION 8. Treasurer. The Treasurer, if any, shall have responsibility for the custody and control of all the funds and securities of the Corporation, and he or she shall have such other powers and duties as designated in these Bylaws and as from time to time may be assigned to him by the Board of Directors. He or she shall perform all acts incident to the position of Treasurer subject to the control of the Chief Executive Officer and the Board of Directors; and the Treasurer shall, if required by the Board of Directors, give such bond for the faithful discharge of his or her duties in such form as the Board of Directors may require.

     SECTION 9. Secretary. The Secretary shall keep the minutes of all meetings of the Board of Directors, and the minutes of all meetings of the stockholders, in books provided for that purpose; he or she shall attend to the giving and serving of all notices; he or she may in the name of the Corporation affix the seal (if any) of the Corporation to all contracts of the Corporation and attest thereto; he or she may sign with the other appointed officers all certificates for shares of capital stock of the Corporation; he or she shall have charge of the certificate books, transfer books and stock ledgers, and such other books and papers as the Board of Directors may direct; he or she shall have such other powers and duties as designated in these Bylaws and as from time to time may be assigned to him by the Chief Executive Officer or the Board of Directors; and he or she shall in general perform all duties incident to the office of Secretary, subject to the control of the Chief Executive Officer and the Board of Directors.

     SECTION 10. Assistant Treasurers. Each Assistant Treasurer, if any, shall have the usual powers and duties pertaining to his or her office, together with such other powers and duties as designated in these Bylaws and as from time to time may be assigned to him or her by the Chief Executive Officer or the Board of Directors or the Treasurer. The Assistant Treasurers shall exercise the powers of the Treasurer during that officer's absence or inability or refusal to act.

     SECTION 11. Assistant Secretaries. Each Assistant Secretary, if any, shall have the usual powers and duties pertaining to his or her office, together with such other powers and duties as designated in these Bylaws and as from time to time may be assigned to him or her by the Chief Executive Officer or the Board of Directors or the Secretary. The Assistant Secretaries shall exercise the powers of the Secretary during that officer's absence or inability or refusal to act.

     SECTION 12. Action with Respect to Securities of Other Entity. Unless otherwise directed by the Board of Directors, each of the Chief Executive Officer , any Vice President, the Treasurer (if any), the Secretary (if any), or any of them, shall have power to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of security holders of or with respect to any action of security holders of any other entity in which this Corporation may hold securities and otherwise to exercise any and all rights and powers which this Corporation may possess by reason of its ownership of securities in such other entity.

     SECTION 13. Delegation. For any reason that the Board of Directors may deem sufficient, the Board of Directors may, except where otherwise provided by statute, delegate the powers or duties of any officer to any other person, and may authorize any officer to delegate specified duties of such officer to any other person. Any such delegation or authorization by the Board of Directors shall be effected from time to time by resolution of the Board of Directors.

                                   ARTICLE VI

                                INDEMNIFICATION

     SECTION 1. Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or an officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent or trustee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a director, officer or trustee or in any other capacity while serving as a director, officer or trustee, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights that such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith; provided, however,that, except as provided in Section 3 of this Article VI with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

     SECTION 2. Right to Advancement of Expenses. In addition to the right to indemnification conferred in Section 1 of this Article VI, an indemnitee shall also have the right to be paid by the Corporation the expenses (including attorneys' fees) incurred in defending any such proceeding in advance of its final disposition (hereinafter an "advancement of expenses"); provided, however, that, if the General Corporation Law of the State of Delaware requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a "final adjudication") that such indemnitee is not entitled to be indemnified for such expenses under this Section 2 or otherwise.

     SECTION 3. Right of Indemnitee to Bring Suit. If a claim under Section 1 or 2 of this Article VI is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty (20) days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expense) it shall be a defense that, and (ii) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the General Corporation Law of the State of Delaware. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the General Corporation Law of the State of Delaware, nor an actual determination by the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden or proving that the indemnitee is not entitled to be indemnified, or to the recovery of such advancement of expense, under this
Article VI or otherwise shall be on the Corporation.

     SECTION 4. Non-Exclusivity of Rights. The rights to indemnification and to the advancement of expenses conferred in this Article VI shall not be exclusive of any other right which any person may have or hereafter acquire under any statue, the charter documents of the Corporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

     SECTION 5. Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expenses, liability or loss under the General Corporation Law of the State of Delaware.

     SECTION 6. Indemnification of Employees and Agents of the Corporation.

     The Corporation may grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article VI with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

     SECTION 7. Nature of Rights.  The rights conferred upon indemnitees in this
Article VI shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer or trustee and shall inure to the benefit of the indemnitee's heirs, executors and administrators. Any amendment, alteration or repeal of this Article VI that adversely affects any right of an indemnitee or its successors shall be prospective only and shall not limit or eliminate any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment or repeal.

                                  ARTICLE VII

                                 CAPITAL STOCK

     SECTION 1. Certificates of Stock. The certificates for shares of the capital stock of the Corporation shall be in such form, not inconsistent with that required by law and the charter documents of the Corporation, as shall be approved by the Board of Directors. Every holder of stock represented by certificates shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman of the Board (if any), the Chief Executive Officer (if any), the President (if any) or a Vice President (if any) and the Treasurer (if any) or an Assistant Treasurer (if any) or the Secretary (if any) or an Assistant Secretary (if any) of the Corporation representing the number of shares (and, if the stock of the Corporation shall be divided into classes or series, certifying the class and series of such shares) owned by such stockholder which are registered in certified form; provided, however, that any of or all the signatures on the certificate may be facsimile. The stock record books and the blank stock certificate books shall be kept by the Secretary, or at the office of such transfer agent or transfer agents as the Board of Directors may from time to time determine. In case any officer, transfer agent or registrar who shall have signed or whose facsimile signature or signatures shall have been placed upon any such certificate or certificates shall have ceased to be such officer, transfer agent or registrar before such certificate is issued by the Corporation, such certificate may nevertheless be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue. The stock certificates shall be consecutively numbered and shall be entered in the books of the Corporation as they are issued and shall exhibit the holder's name and number of shares.

     SECTION 2. Transfer of Shares. The shares of stock of the Corporation shall be transferable only on the books of the Corporation by the holders thereof in person or by their duly authorized attorneys or legal representatives upon surrender and cancellation of certificates for a like number of shares. Upon surrender to the Corporation or a transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

     SECTION 3. Ownership of Shares. The Corporation shall be entitled to treat the holder of record of any share or shares of capital stock of the Corporation as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the state of incorporation of the Corporation.

     SECTION 4. Regulations Regarding Certificates. The Board of Directors shall have the power and authority to make all such rules and regulations as they may deem expedient concerning the issue, transfer and registration or the replacement of certificates for shares of capital stock of the Corporation.

     SECTION 5. Lost or Destroyed Certificates. The Board of Directors may determine the conditions upon which the Corporation may issue a new certificate of stock in place of a certificate theretofore issued by it which is alleged to have been lost, stolen or destroyed and may require the owner of such certificate or such owner's legal representative to give bond, with surety sufficient to indemnify the Corporation and each transfer agent and registrar against any and all losses or claims which may arise by reason of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate in the place of the one so lost, stolen or destroyed.

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

     SECTION 1. Fiscal Year. The fiscal year of the Corporation shall end on the last day of December of each year.

     SECTION 2. Corporate Seal. The corporate seal shall be circular in form and shall have inscribed thereon the name of the Corporation and the state of its incorporation, which seal shall be in the charge of the Secretary and shall be affixed to certificates of stock, debentures, bonds, and other documents, in accordance with the direction of the Board of Directors, and as may be required by law; however, the Secretary may, if the Secretary deems it expedient, have a facsimile of the corporate seal inscribed on any such certificates of stock, debentures, bonds, contracts or other documents. Duplicates of the seal may be kept for use by the Secretary or any Assistant Secretary.

     SECTION 3. Notice and Waiver of Notice. Whenever any notice is required to be given by law, the charter documents of the Corporation or under the provisions of these Bylaws, said notice shall be deemed to be sufficient if given (i) by electronic, telegraphic, cable or wireless transmission (including by telecopy, facsimile transmission or electronic transmission in the manner provided in Section 232 of the General Corporation Law of the State of Delaware) or (ii) by deposit of the same in a post office box or by delivery to an overnight courier service company in a sealed prepaid wrapper addressed to the person entitled thereto at such person's post office address, as it appears on the records of the Corporation, and such notice shall be deemed to have been given on the day of such transmission or mailing or delivery to courier, as the case may be.

     Whenever notice is required to be given by law, the charter documents of the Corporation or under any of the provisions of these Bylaws, a written waiver thereof, signed by the person entitled to notice, or waiver by electronic transmission by such person, whether given before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person, including without limitation a director, at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors or members of a committee of directors need be specified in any waiver of notice unless so required by the charter documents of the Corporation or these Bylaws.

     SECTION 4. Facsimile Signatures. In addition to the provisions for the use of facsimile signatures elsewhere specifically authorized in these Bylaws, facsimile signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board of Directors.

     SECTION 5. Reliance upon Books, Reports and Records. A member of the Board of Directors, or a member of any committee designated by the Board of Directors, shall, in the performance of such person's duties, be fully protected in relying in good faith upon the records of the Corporation and upon such information, opinion, reports or statements presented to the Corporation by any of the Corporation's officers or employees, or committees of the Board of Directors, or by any other person as to matters the member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

     SECTION 6. Application of Bylaws. In the event that any provision of these Bylaws is or may be in conflict with any law of the United States, of the state of incorporation of the Corporation or of any other governmental body or power having jurisdiction over this Corporation, or over the subject matter to which such provision of these Bylaws applies, or may apply, such provision of these Bylaws shall be inoperative to the extent only that the operation thereof unavoidably conflicts with such law and shall in all other respects be in full force and effect.

                                   ARTICLE IX

                                   AMENDMENTS

     SECTION 1. General. Subject to Section 2 of Article IX, the Board of Directors shall have the power to adopt, amend and repeal from time to time Bylaws of the Corporation, subject to the right of the stockholders entitled to vote with respect thereto to amend or repeal such Bylaws as adopted or amended by the Board of Directors.

     SECTION 2. Supermajority Approval.  Notwithstanding the provisions of
Section 1 of Article IX, the affirmative vote of the holders of at least two-thirds of the outstanding shares of capital stock of the Corporation entitled to vote thereon at a meeting called for that purpose shall be required to alter, amend or repeal these Bylaws.

                                                                         ANNEX D

                        AGREEMENT AND PLAN OF MERGER OF
                         OCEAN ENERGY, INC. (TEXAS) AND
                         OCEAN ENERGY, INC. (DELAWARE)

     THIS AGREEMENT AND PLAN OF MERGER (the "Agreement") dated as of March 30, 2001, is made and entered into by and between Ocean Energy, Inc., a Texas corporation ("OEI-Texas"), and Ocean Energy, Inc., a Delaware corporation ("OEI-Delaware"), which corporations are sometimes referred to herein as the "Constituent Corporations."

                                   WITNESSETH

     WHEREAS, OEI-Texas is a corporation organized and existing under the laws of the State of Texas; and

     WHEREAS, OEI-Delaware is a wholly-owned subsidiary corporation of OEI-Texas; and

     WHEREAS, the respective Boards of Directors of OEI-Texas and OEI-Delaware have determined that it is desirable to merge OEI-Texas into OEI-Delaware (the "Merger"); and

     WHEREAS, the parties intend by this Agreement to effect a reorganization under Section 368 of the Internal Revenue Code of 1986, as amended;

     NOW, THEREFORE, in consideration of the premises, the mutual covenants herein contained and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that OEI-Texas shall be merged into OEI-Delaware upon the terms and conditions set forth below.

                                   ARTICLE I

                                     MERGER

     On the effective date of the Merger (the "Effective Date") as provided herein, OEI-Texas shall be merged into OEI-Delaware, the separate existence of OEI-Texas shall cease and OEI-Delaware (hereinafter sometimes referred to as the "Surviving Corporation") shall continue to exist under the name of Ocean Energy, Inc. by virtue of, and shall be governed by, the laws of the State of Delaware. The address of the registered office of the Surviving Corporation in the State of Delaware will be Corporation Trust Center, 1209 Orange Street, in the County of New Castle, in the City of Wilmington, Delaware 19801.

                                   ARTICLE II

             CERTIFICATE OF INCORPORATION OF SURVIVING CORPORATION

     The name of the Surviving Corporation shall be "Ocean Energy, Inc." The Certificate of Incorporation of the Surviving Corporation as in effect on the date hereof shall be the Certificate of Incorporation of OEI-Delaware (the "Delaware Charter") without change unless and until amended in accordance with applicable law.

                                  ARTICLE III

                      BYLAWS OF THE SURVIVING CORPORATION

     The Bylaws of the Surviving Corporation as in effect on the date hereof shall be the Bylaws of OEI-Delaware (the "Delaware Bylaws") without change unless and until amended in accordance with applicable law.

                                   ARTICLE IV

             EFFECT OF MERGER ON STOCK OF CONSTITUENT CORPORATIONS

     4.1. On the Effective Date, each outstanding share of common stock of OEI-Texas, par value $.10 per share (the "Common Stock"), shall be converted into one share of OEI-Delaware common stock, par value $.10 per share (the "Delaware Common Stock"), and each outstanding share of Delaware Common Stock held by OEI-Texas shall be retired and canceled. The shares of Delaware Common Stock shall be identical to the shares of Common Stock in all other aspects.

     4.2. On the Effective Date, each outstanding share of preferred stock of OEI-Texas, par value $1.00 per share (the "Preferred Stock"), shall be converted into one share of OEI-Delaware preferred stock, par value $1.00 per share (the "Delaware Preferred Stock"), and each outstanding share of Delaware Preferred Stock held by OEI-Texas shall be retired and canceled. The shares of Delaware Preferred Stock shall have substantially equivalent rights, preferences and limitations as the Preferred Stock.

     4.3. On the Effective Date, each share of Common Stock held in the Company's treasury shall be converted into one treasury share of OEI-Delaware Common Stock.

     4.4. All options and rights to acquire the Common Stock under all outstanding options, warrants or rights outstanding on the Effective Date will automatically be converted into equivalent options and other rights to purchase the same number of shares of Delaware Common Stock.

     4.5. After the Effective Date, certificates representing shares of the Common Stock and Preferred Stock will represent shares of Delaware Common Stock and Delaware Preferred Stock, respectively, and upon surrender of the same to the transfer agent for OEI-Delaware, the holder thereof shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of Delaware Common Stock or Delaware Preferred Stock, as the case may be, into which such shares of Common Stock or Preferred Stock shall have been converted pursuant to Article 4.1 and 4.2, respectively, of this Agreement.

                                   ARTICLE V

                  CORPORATE EXISTENCE, POWERS AND LIABILITIES
                          OF THE SURVIVING CORPORATION

     5.1. On the Effective Date, the separate existence of OEI-Texas shall cease. OEI-Texas shall be merged with and into OEI-Delaware, the Surviving Corporation, in accordance with the provisions of this Agreement. Thereafter, OEI-Delaware shall possess all the rights, privileges, powers and franchises of a public as well as of a private nature, and shall be subject to all the restrictions, disabilities and duties of each of the parties to this Agreement; all singular rights, privileges, powers and franchises of OEI-Texas and OEI-Delaware, and all property, real, personal and mixed and all debts due to each of them on whatever account, shall be vested in OEI-Delaware; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectually the property of OEI-Delaware, the Surviving Corporation, as they were of the respective constituent entities, and the title to any real estate, whether by deed or otherwise, vested in OEI-Texas and OEI-Delaware, or either of them, shall not revert or be in any way impaired by reason of the Merger, but all rights of creditors and all liens upon the property of the parties hereto, shall be preserved unimpaired, and all debts, liabilities and duties of OEI-Texas, shall thenceforth attach to OEI-Delaware, and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

     5.2. OEI-Texas agrees that it will execute and deliver, or cause to be executed and delivered, all such deeds and other instruments and will take or cause to be taken such further or other action as the Surviving Corporation may deem necessary in order to vest in and confirm to the Surviving Corporation title to and possession of all the property, rights, privileges, immunities, powers, purposes and franchises, and all and every other interest of OEI-Texas and otherwise to carry out the intent and purposes of this Agreement.

                                   ARTICLE VI

                OFFICERS AND DIRECTORS OF SURVIVING CORPORATION

     6.1. Upon the Effective Date, the officers and directors of OEI-Texas shall become the officers and directors of OEI-Delaware, and such persons shall hold office in accordance with the charter documents of the Surviving Corporation until their respective successors shall have been appointed or elected, and, in case of directors, in the respective classes to which such directors are assigned.

     6.2. If upon the Effective Date, a vacancy shall exist in the Board of Directors of the Surviving Corporation, such vacancy may be filled in the manner provided by the charter documents of the Surviving Corporation.

                                  ARTICLE VII

                   APPROVAL BY SHAREHOLDERS, EFFECTIVE DATE,
                  CONDUCT OF BUSINESS PRIOR TO EFFECTIVE DATE

     7.1. Soon after the approval of this Agreement by the requisite number of shareholders of OEI-Texas, the respective Boards of Directors of OEI-Texas and OEI-Delaware will cause their duly authorized officers to make and execute Articles of Merger and a Certificate of Ownership and Merger or other applicable certificates or documentation effecting this Agreement and shall cause the same to be filed with the Secretaries of State of the States of Texas and Delaware, respectively, in accordance with the Texas Business Corporation Act (the "TBCA") and the Delaware General Corporation Law (the "DGCL"). The Effective Date shall be the date on which the Merger becomes effective under the TBCA or the date on which the Merger becomes effective under the DGCL, whichever occurs later.

     7.2. The Boards of Directors of OEI-Texas and OEI-Delaware may amend this Agreement and the Delaware Charter at any time prior to the Effective Date, provided that an amendment made subsequent to the approval of the Merger by the shareholders of OEI-Texas may not (i) change the assessment or type of shares to be received in exchange for or on conversion of the shares of the Common Stock or Preferred Stock; or (ii) change any term of the terms and conditions of this Agreement if such change would adversely affect the holders of the Common Stock or Preferred Stock.

                                  ARTICLE VIII

                             TERMINATION OF MERGER

     This Agreement may be terminated and the Merger abandoned at any time prior to the Effective Date, whether before or after shareholder approval of this Agreement, by the consent of the Board of Directors of OEI-Texas and OEI-Delaware.

                                   ARTICLE IX

                                 MISCELLANEOUS

     9.1. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, except to the extent the laws of Delaware are required to be applied.

     9.2. Agreement. An executed copy of this Agreement will be on file at the principal place of business of the Surviving Corporation at 1001 Fannin, Suite 1600, Houston, Texas 77002, and, upon request and without cost, a copy thereof will be furnished to any shareholder.

     9.3. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                            OCEAN ENERGY, INC.,
                                            a Texas corporation

                                            By: /s/ James T. Hackett
                                            ------------------------------------
                                            Name:  James T. Hackett
                                            Title: Chairman of the Board,
                                                   President and Chief
                                                   Executive Officer

                                            OCEAN ENERGY, INC.,
                                            a Delaware corporation

                                            By: /s/ James T. Hackett
                                            ------------------------------------
                                            Name:  James T. Hackett
                                            Title: President

                                                                         ANNEX E

                      COMPARISON OF RIGHTS OF STOCKHOLDERS

     Following the merger, the shareholders of Ocean Energy, Inc., a Texas corporation ("OEI-Texas"), will become stockholders of Ocean Energy, Inc., a Delaware corporation ("OEI-Delaware"). The material differences between the Texas and Delaware corporation laws (the "TBCA" and the "DGCL," respectively), as well as material differences between the Articles of Incorporation and Bylaws of OEI-Texas and the Certificate of Incorporation and Bylaws of OEI-Delaware, are described below. The following description is a summary only and does not purport to be a complete description of all differences.

                OEI-TEXAS                                       OEI-DELAWARE
-------------------------------------------------------------------------------------------
                                 AUTHORIZED CAPITALIZATION
-------------------------------------------------------------------------------------------
230 million shares of common stock,              520 million shares of common stock,
including preferred share purchase rights        including preferred share purchase rights
10 million shares of preferred stock             10 million shares of preferred stock
issuable in one or more series as                issuable in one or more series as
designated by the board of directors, and        designated by the board of directors, and
of which 500,000 shares are designated           of which 1,500,000 shares will be
"Series B Junior Participating Preferred         designated "Series A Junior Participating
Stock," none of which are outstanding, and       Preferred Stock," none of which will
50,000 shares are designated "Series C           initially be outstanding, and 50,000
Convertible Preferred Stock," all of which       shares will be designated "Series B
are outstanding                                  Convertible Preferred Stock," all of which
                                                 will be outstanding. The Series A Junior
                                                 Participating Preferred Stock and the
                                                 Series B Convertible Preferred Stock will
                                                 be substantially identical to the Series B
                                                 Junior Participating Preferred Stock and
                                                 Series C Convertible Preferred Stock,
                                                 respectively, of OEI-Texas.
-------------------------------------------------------------------------------------------
         VOTE REQUIRED FOR MERGERS AND SIMILAR FUNDAMENTAL CORPORATE TRANSACTIONS
-------------------------------------------------------------------------------------------
Consistent with the TBCA, the affirmative        Consistent with the DGCL, affirmative vote
vote of the holders of at least two-thirds       of the holders of a majority of the shares
of the shares entitled to vote, including        entitled to vote, including if required by
if required by separate class, is required       separate class, is required for a merger,
for a merger, consolidation, share               consolidation or dissolution. The DGCL
exchange or dissolution.                         does not contain any share exchange
                                                 provision.
-------------------------------------------------------------------------------------------
                              APPLICABLE STATE TAKEOVER LAWS
-------------------------------------------------------------------------------------------
Article 13 of the TBCA:                          Section 203 of the DGCL:
Generally prohibits significant business         Generally prohibits significant business
transactions, including mergers, with a          transactions, including mergers, with a
holder of 20% or more of a public                holder of 15% or more of a public
corporation's stock for a period of three        corporation's stock for a period of three
years after such holder exceeds such             years after such holder exceeds such
ownership level, unless:                         ownership level, unless:

- the board approves either the                  - the board approves either the
  transaction in question or the                   transaction in question or the acquisition
  acquisition of shares by the affiliated          of shares by the interested stockholder
  shareholder prior to the affiliated              prior to the time the stockholder
  shareholder's share acquisition date; or         becomes an interested stockholder based
                                                   on its direct or indirect ownership of
- the transaction is approved by the               15% of the corporation's stock; or
  holders of at least two-thirds of the
  corporation's shares en-

                OEI-TEXAS                                       OEI-DELAWARE
-------------------------------------------------------------------------------------------
  titled to vote thereon, excluding the          - when the interested stockholder exceeds
  shares held by the shareholder in                the fifteen percent threshold, it acquires
  question, at a meeting of shareholders           at least 85% of the outstanding shares
  not less than six months after the               not held by certain affiliates, such as
  affiliated shareholder's share                   pursuant to a tender offer; or
  acquisition date.
                                                 - the transaction is approved by the board
                                                   of directors and the holders of at least
                                                   two-thirds of the corporation's shares
                                                   entitled to vote thereon, excluding the
                                                   shares held by the interested
                                                   stockholder, at a meeting of
                                                   stockholders. Delaware law does not
                                                   require that this vote occur within six
                                                   month's of the interested stockholder's
                                                   share acquisition date.
-------------------------------------------------------------------------------------------
        VOTE REQUIRED FOR SALE OF ALL OR SUBSTANTIALLY ALL OF THE CORPORATE ASSETS
-------------------------------------------------------------------------------------------
Consistent with the TBCA, requires the           Consistent with the DGCL, requires
affirmative vote of the holders of at            approval by the holders of a majority of
least two-thirds of the shares entitled to       the corporation's outstanding stock.
vote, including by separate class if
required, if not in the "usual and regular       The DGCL does not contain a statutory
course of business."                             definition of "all or substantially all."

Under the TBCA, a transaction is deemed to
be in the "usual and regular course of
business" if the corporation continues to
engage in one or more businesses after the
transaction or applies a portion of the
sale proceeds to the conduct of its
business.
-------------------------------------------------------------------------------------------
                                     APPRAISAL RIGHTS
-------------------------------------------------------------------------------------------
Shareholders of a Texas corporation              Stockholders of a Delaware corporation
generally have dissenter's rights in             generally have no appraisal rights in the
connection with significant business             event of a merger or consolidation of a
transactions requiring shareholder               corporation if the stock of the Delaware
approval, including mergers. However, a          corporation is listed on a national
shareholder of a Texas corporation has no        securities exchange or the Nasdaq National
appraisal rights with respect to any plan        Market, or such stock is held of record by
of merger pursuant to which there is a           more than 2,000 shareholders, or in the
single surviving or new domestic or              case of a merger for which stockholder
foreign corporation, or with respect to          approval is not required by statute,
any plan of exchange, if:
                                                 - in each case, unless they are required
- the shares held by the shareholder are           to accept for their stock anything other
  part of a class of shares listed on a            than:
  national securities exchange, listed on
  the Nasdaq National Market or held of          - shares of stock of the surviving
  record by not less than 2,000 holders,           corporation (or depositary receipts in
                                                   respect thereof), or shares of stock or
- the shareholder is not required to               depositary receipts of any other
  accept for his shares any consideration          corporation whose shares or depository
  that is different that the consideration         receipts will satisfy the listing or
  to be received by other holders of the           ownership requirements described above,
  same class or series of shares held by           and
  such shareholder, and
                                                 - cash in lieu of fractional shares.
- the shareholder is not required to
  accept any

                OEI-TEXAS                                       OEI-DELAWARE
-------------------------------------------------------------------------------------------
  consideration other than shares of a
  corporation which satisfy the
  requirements of the first bullet point
  above and cash in lieu of fractional
  shares.
-------------------------------------------------------------------------------------------
                                     CHARTER AMENDMENT
-------------------------------------------------------------------------------------------
In accordance with the TBCA, generally           In accordance with the DGCL, generally
requires board approval and the                  requires board approval and the
affirmative vote of the holders of               affirmative vote of the holders of a
two-thirds of the outstanding shares             majority of the outstanding stock entitled
entitled to vote and, in some                    to vote and, in some circumstances, a
circumstances, a similar vote of each            similar vote of each affected class of
affected class of shares.                        stock. OEI-Delaware's charter requires the
                                                 affirmative vote of the holders of
                                                 two-thirds of the outstanding shares
                                                 entitled to vote to amend the charter
                                                 provisions relating to the classified
                                                 board of directors, stockholder action by
                                                 consent and bylaw amendments.
-------------------------------------------------------------------------------------------
                                   AMENDMENTS TO BYLAWS
-------------------------------------------------------------------------------------------
The TBCA provides that a corporation's           The DGCL provides that stockholders have
board of directors and shareholders may          the power to amend a corporation's bylaws,
amend the corporation's bylaws, unless           unless a corporation confers this power to
otherwise provide in the corporation's           its directors. OEI-Delaware's charter
articles of incorporation or bylaws. The         documents provide that bylaw amendments
bylaws of OEI-Texas provide that bylaw           may be made by the board of directors
amendments may be made by the board of           without the consent or vote of the stock-
directors or by the shareholders with the        holders or by the stockholders with the
affirmative vote of holders of a majority        affirmative vote of holders of two-thirds
of the outstanding shares entitled to vote       of the outstanding shares entitled to
thereon, except that amendments relating         vote.
to the powers, number, term of office,
vacancy and removal of the members of the
board or the provisions authorizing
amendments to the bylaws require the vote
of the holders of at least two-thirds of
the shares entitled to vote thereon.
-------------------------------------------------------------------------------------------
                                 ACTION WITHOUT A MEETING
-------------------------------------------------------------------------------------------
Under the TBCA and the OEI-Texas charter,        As permitted by the DGCL, the certificate
any action required to be taken at an            of incorporation of OEI-Delaware provides
annual or special meeting of shareholders        that no action required to be taken or
may be taken without a meeting but only if       which may be taken at any annual or
written consent thereto is signed by all         special meeting of stockholders may be
the holders of shares entitled to vote           taken without a meeting, and the power of
thereon.                                         stockholders to consent in writing, with-
                                                 out a meeting, to the taking of any action
                                                 is specifically denied.
-------------------------------------------------------------------------------------------
                             ABILITY TO CALL SPECIAL MEETINGS
-------------------------------------------------------------------------------------------
Consistent with the TBCA, the bylaws of          As permitted by the DGCL, OEI-Delaware's
OEI-Texas permit the holders of at least         charter and bylaws do not authorize
ten percent of shares entitled to vote to        stockholders to call special meetings.
call a special meeting of shareholders.

                OEI-TEXAS                                       OEI-DELAWARE
-------------------------------------------------------------------------------------------
                                 ADVANCE NOTICE PROVISIONS
-------------------------------------------------------------------------------------------
In addition to other applicable                  The advance notice provisions contained in
requirements, the bylaws of OEI-Texas            the bylaws of OEI-Delaware are similar to
provide that in order for a shareholder to       OEI- Texas except as described below. In
present business for consideration at an         order to be timely, a stockholder's notice
annual meeting or nominate persons for           must be delivered to the Secretary not
election to the board of directors, the          later than the close of business on the
shareholder must give timely notice in           90th day nor earlier than the close of
writing to the Secretary respecting such         business on the 120th day prior to the
matters. In order to be timely in respect        anniversary date of the preceding year's
of an annual meeting of shareholders, a          annual meeting; provided, however, that in
shareholder's notice must be delivered to        the event that the date of the annual
or mailed and received by the corporation        meeting is more than 30 days before or
at its principal executive offices not           more than 70 days after such anniversary
less than 90 days prior to the anniversary       date, notice by the stockholder must be
date of the preceding year's annual              delivered not earlier than the close of
meeting. A shareholder's written notice          business on the 120th day prior to such
relating to business to be considered at         annual meeting and not later than the
an annual meeting must generally set forth       close of business on the later of the 90th
a description of the proposal and the            day prior to such annual meeting or the
reasons therefor, information relating to        10th day following the day on which public
the proposing shareholder (including             announcement of the date of such meeting
ownership and any material interest of           is first made by the corporation. In the
such shareholder in the proposal) and a          event that the number of directors to be
representation that the shareholder              elected to the corporation's board of
intends to appear in person or by proxy at       directors at an annual meeting is
the annual meeting. A shareholder's              increased and there is no public
written notice relating to director              announcement by the corporation naming the
nominations must set forth all informa-          nominees for the additional di-
tion relating to the director nominee that       rectorships at least 120 days prior to the
is required to be disclosed in                   first anniversary of the preceding year's
solicitations of proxies for election of         annual meeting, a stockholder's notice in
directors or otherwise required pursuant         respect of nominees for the additional
to Regulation 14A under the Securities and       directorships will be considered timely,
Exchange Act of 1934, as amended, as well        if it is delivered to the Secretary not
as the director nominee's written consent        later than the close of business on the
to be named in the proxy statement as a          10th day following the day on which public
nominee and to serve as director if              announcement of the additional
elected.                                         directorships is first made by the cor-
                                                 poration. The public announcement of an
With respect to special meetings of              adjournment or postponement of annual
shareholders, only business within the           meeting will not commence a new time
purpose described in the notice of meeting       period (or extend any time period) for the
may be conducted at a special meeting of         giving of any stockholder's notice. In
shareholders. Nominations of persons for         addition to the matters specified in the
election to the corporation's board of           bylaws of OEI-Texas, a stockholder's
directors may be made by or at the               written notice in respect of business to
direction of the board of directors or by        be considered at an annual meeting must
any shareholder of the corporation who is        set forth a representation as to whether
a shareholder of record entitled to vote         the stockholder intends or is part of a
at such meeting and who complies with            group which intends to solicit proxies
specified procedural requirements. To be         from stockholders in support of a proposal
timely with respect to an election to be         or director nomination.
held at a special meeting of shareholders
for the election of directors, a                 With respect to special meetings of
shareholder's notice must be delivered to        stockholders, only such business shall be
or mailed and received at the principal          conducted as shall have been brought
executive offices of the corporation not         before the meeting pursuant to the notice
later than the close of business on the          of meeting. Nominations of persons for
10th day following the day on which notice       election to the board of directors may be
of the date of the special meeting was           made at a special meeting of stockholders
mailed to shareholders or public                 by or at the
disclosure of

                OEI-TEXAS                                       OEI-DELAWARE
-------------------------------------------------------------------------------------------
the date of the special meeting was made,        direction of the board of directors or,
whichever occurs first.                          provided that the board of directors has
                                                 determined that directors shall be elected
                                                 as such meeting, by a stockholder who is a
                                                 stockholder of record entitled to vote at
                                                 such meeting and who complies with
                                                 specified procedural requirements. In the
                                                 event the corporation calls a special
                                                 meeting of stockholders for the purpose of
                                                 electing one or more directors to the
                                                 board of directors, any such stockholder
                                                 may nominate a person or persons for
                                                 election to such position(s) as specified
                                                 in the notice of meeting, if the
                                                 stockholder's notice is delivered to the
                                                 Secretary not earlier than the close of
                                                 business on the 120th day prior to such
                                                 special meeting and not later than the
                                                 close of business on the later of the 90th
                                                 day prior to such special meeting or the
                                                 10th day following the day on which public
                                                 announcement is first made of the date of
                                                 the special meeting and of the nominees
                                                 proposed by the board of directors to be
                                                 elected at such meeting. In no event shall
                                                 the public announcement of an adjournment
                                                 or postponement of a special meeting
                                                 commence a new time period (or extend any
                                                 time period) for the giving of a
                                                 stockholder's notice.
-------------------------------------------------------------------------------------------
                                       CLASS VOTING
-------------------------------------------------------------------------------------------
Under the TBCA, class voting is required         Under the DGCL, class voting is not
in connection with certain amendments of a       required in connection with such matters,
corporation's charter, a merger or               except in the case of a charter amendment
consolidation requiring shareholder              which increases or decreases the
approval (if the plan of merger or               authorized shares or par value of the
consolidation contains any provision which       share of a class or adversely affects a
if contained in a charter amendment would        class of shares.
require class voting) and certain sales of
all or substantially all of the                  The Series B Convertible Preferred Stock
corporation's assets.                            will generally vote together with the
                                                 Common Stock, as a single class.
The Series C Convertible Preferred Stock
generally votes together with the Common
Stock, as a single class.
-------------------------------------------------------------------------------------------
                          CLASSIFIED BOARD; REMOVAL OF DIRECTORS
-------------------------------------------------------------------------------------------
As permitted by the TBCA, the bylaws of          As permitted by the DGCL, the certificate
OEI-Texas provide for a classified board         of incorporation of OEI-Delaware provides
of directors and that directors may be           for a classified board of directors and
removed only for cause by the vote of a          does not provide for removal of a director
majority of the shares entitled to vote          other than for cause and by an affirmative
thereon.                                         vote of the holders of two-thirds of the
                                                 outstanding shares entitled to vote in the
                                                 election of directors.
-------------------------------------------------------------------------------------------
                              INSPECTION OF BOOKS AND RECORDS
-------------------------------------------------------------------------------------------
The TBCA provides that any person who has        The DGCL provides that any stockholder may
been a stockholder for six months                examine the list of stockholders of a
immediately                                      corporation

                OEI-TEXAS                                       OEI-DELAWARE
-------------------------------------------------------------------------------------------
preceding his demand, or is the holder of        and, upon written demand, may inspect any
at least 5% of all the outstanding shares        other corporate books and records for
of the corporation may inspect a                 proper purposes.
corporation's books and records.
-------------------------------------------------------------------------------------------
                                      INDEMNIFICATION
-------------------------------------------------------------------------------------------
As permitted by the TBCA, OEI-Texas has          As permitted by the DGCL, OEI-Delaware has
agreed to limit the liability of its             agreed to limit the liability of its
directors and indemnify its directors and        directors and indemnify its directors and
officers, in each case, to the fullest           officers, in each case, to the fullest
extent permitted by Texas law.                   extent permitted by Delaware law. The
                                                 differences between Texas and Delaware law
                                                 in respect of the limitations of director
                                                 liability and director and officer
                                                 indemnification are not material.

                                                                         ANNEX F

                               OCEAN ENERGY, INC.

                         2001 LONG-TERM INCENTIVE PLAN

SECTION 1. Purpose of the Plan.

     The Ocean Energy, Inc. 2001 Long-Term Incentive Plan (the "Plan") is intended to promote the interests of Ocean Energy, Inc., a Texas corporation (the "Company"), by encouraging employees of the Company, its subsidiaries and affiliated entities and Directors (as defined below) to acquire or increase their equity interest in the Company and to provide a means whereby employees may develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to remain with and devote their best efforts to the business of the Company thereby advancing the interests of the Company and its shareholders. The Plan is also contemplated to enhance the ability of the Company, its subsidiaries and affiliated entities to attract and retain the services of individuals who are essential for the growth and profitability of the Company.

SECTION 2. Definitions.

     As used in the Plan, the following terms shall have the meanings set forth below:

          "Affiliate" shall mean (i) any entity that, directly or through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, as determined by the Committee.

          "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock, Performance Award, Phantom Shares, Bonus Shares or Cash Award.

          "Award Agreement" shall mean any written agreement, contract, or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant.

          "Board" shall mean the Board of Directors of the Company.

          "Bonus Shares" shall mean an award of Shares granted pursuant to
     Section 6(e) of the Plan.

          "Cash Award" shall mean an award payable in cash granted pursuant to
     Section 6(g) of the Plan.

          "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations thereunder.

          "Committee" shall mean the Organization and Compensation Committee of the Board, which shall be comprised solely of two or more Directors who are "outside directors" within the meaning of section 162(m) of the Code and "Non-Employee Directors" within the meaning of Rule 16b-3.

          "Director" shall mean a member of the Board who is not also an Employee.

          "Employee" shall mean any employee of the Company or an Affiliate.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          "Fair Market Value" shall mean, with respect to Shares, the closing price of a Share quoted on the New York Stock Exchange Composite Tape, or if the Shares are not listed on the New York Stock Exchange, on the principal United States securities exchange registered under the Exchange Act on which such stock is listed, or if the Shares are not listed on any such stock exchange, the last sale price, or if none is reported, the highest closing bid quotation on the National Association of Securities Dealers, Inc., Automated Quotations System or any successor system then in use on the Date of Grant, or if none are available on such day, on the next preceding day on which the Shares were publicly traded. In the event the Shares are not publicly traded at the time a determination of its fair market value is required to be made hereunder, the determination of fair market value shall be made in good faith by the Committee.

          "Incentive Stock Option" or "ISO" shall mean an option granted under
     Section 6(a) of the Plan that is intended to qualify as an "incentive stock option" under Section 422 of the Code or any successor provision thereto.

          "Non-Qualified Stock Option" or "NQO" shall mean an option granted under Sections 6(a) or 6(h) of the Plan that is not intended to be an Incentive Stock Option.

          "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

          "Participant" shall mean any individual granted an Award under the Plan.

          "Performance Award" shall mean any right granted under Section 6(d) of the Plan.

          "Person" shall mean individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

          "Phantom Shares" shall mean an Award of the right to receive Shares issued at the end of a Restricted Period which is granted pursuant to
     Section 6(f) of the Plan.

          "Restricted Period" shall mean the period established by the Committee with respect to an Award during which the Award either remains subject to forfeiture or is not exercisable by the Participant.

          "Restricted Stock" shall mean any Share, prior to the lapse of restrictions thereon, granted under Section 6(c) of the Plan.

          "Rule 16b-3" shall mean Rule 16b-3 promulgated by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

          "SEC" shall mean the Securities and Exchange Commission, or any successor thereto.

          "Shares" or "Common Shares" or "Common Stock" shall mean the common stock of the Company, $0.10 par value, and such other securities or property as may become the subject of Awards of the Plan.

          "Spread" shall mean, in the case of a Stock Appreciation Right, an amount equal to the excess, if any, of the Fair Market Value of a Share on the date such right is exercised over the exercise price of such Stock Appreciation Right.

          "Stock Appreciation Right" or "Right" shall mean any right to receive the Spread of Shares granted under Section 6(b) of the Plan.

          "Substitute Award" shall mean Awards granted in assumption of, or in substitution for, outstanding awards previously granted by (i) a company acquired by the Company or one or more of its Affiliates, or (ii) a company with which the Company or one or more of its Affiliates combines. To the extent reasonably practical, as determined by the Committee in its sole discretion, Substitute Awards shall contain the same terms and conditions as the award they replace.

SECTION 3. Administration.

     The Plan shall be administered by the Committee. A majority of the Committee shall constitute a quorum, and the acts of the members of the Committee who are present at any meeting thereof at which a quorum is present, or acts unanimously approved by the members of the Committee in writing, shall be the acts of the Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to an eligible Participant; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award, including such terms and conditions as shall be requisite in the judgment of the Committee to cause designated Options to qualify as Incentive Stock Options; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement in the manner and to the extent it shall deem expedient to carry it into effect. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, any shareholder, any Employee and any Director.

SECTION 4. Shares Available for Awards.

     (a) Shares Available. Subject to adjustment as provided in Section 4(c) and below, the number of Shares with respect to which Awards may be granted under the Plan shall be 4,000,000. If any Shares covered by an Award granted under the Plan, or to which such an Award relates, are forfeited, or if an Award otherwise terminates or is canceled without the delivery of Shares or of other consideration, then the Shares covered by such Award, or to which such Award relates, or the number of Shares otherwise counted against the aggregate number of Shares with respect to which Awards may be granted, to the extent of any such forfeiture, termination or cancellation, shall again be, or shall become, Shares with respect to which Awards may be granted.

     (b) Sources of Shares Deliverable Under Awards. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares. Any of such Shares which remain unissued and which are not subject to outstanding Awards at the termination of the Plan shall cease to be subject to the Plan but, until termination of the Plan, the Company shall at all times make available a sufficient number of shares to meet the requirements of the Plan.

     (c) Adjustments. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee in its discretion to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of
(i) the number and type of Shares (or other securities or property) with respect to which Awards may be granted, (ii) the number and type of Shares (or other securities or property) subject to outstanding Awards, and (iii) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, in each case, that with respect to Awards of Incentive Stock Options and Awards intended to qualify as performance based compensation under Section 162(m)(4)(C) of the Code, no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code or would cause such Award to fail to so qualify under Section 162(m) of the Code, as the case may be, or any successor provisions thereto; and provided, further, that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

SECTION 5. Eligibility and Award Limits.

     Other than Awards granted to Directors pursuant to Section 6(h) of the Plan, any Employee shall be eligible to be designated a Participant. However, no Employee may receive Share-denominated Awards during the term of the Plan that, in the aggregate, are with respect to more than one-third of all Shares that may be made subject to Awards under the Plan. The maximum amount of compensation (including the Fair Market Value of any Shares) that may be paid to any Participant with respect to any single Performance Award or Cash Award in any calendar year shall be $1.5 million. With respect to any Award granted in tandem with, and expressed as a percentage of, a Share-denominated Award that is intended to qualify as "performance-based compensation," the maximum payment to any Participant with respect to such Award in any calendar year shall be an amount (in cash and/or in Shares) equal to the Fair Market Value of the number of Shares subject to such Award. The limitations set forth in the preceding sentences shall be applied in a manner which will permit compensation generated under the Plan to constitute "performance-based" compensation for purposes of section 162(m) of the Code, including, without limitation, counting against such maximum number of Shares, to the extent required under Section 162(m) of the Code and applicable interpretive authority thereunder, any Shares subject to Options that are canceled or repriced. Further, Restricted Stock, Performance Awards, Phantom Shares and Bonus Shares paid in Shares may not, in the aggregate, exceed 50% of all Shares that may be the subject of Awards under the Plan.

SECTION 6. Awards.

     (a) Options. Subject to the provisions of the Plan, the Committee shall have the authority to determine the Employees to whom Options shall be granted, the number of Shares to be covered by each Option, the purchase price therefor and the conditions and limitations applicable to the exercise of the Option, including the following terms and conditions and such additional terms and conditions, as the Committee shall determine, that are not inconsistent with the provisions of the Plan.

          (i) Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee at the time each Option is granted, but shall not be less than the Fair Market Value of a Share on such date, unless such Option is a Substitute Award.

          (ii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, and the method or methods by which, and the form or forms (which may include, without limitation, cash, already-owned Shares, outstanding Awards, Shares that would otherwise be acquired upon exercise of the Option, a "cashless-broker" exercise (through procedures approved by the Company), other securities or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price) in which payment of the exercise price with respect thereto may be made or deemed to have been made.

          (iii) Special Limitations on Incentive Stock Options. Incentive Stock Options may be granted only to employees of the Company and its subsidiaries, within the meaning of Section 424(f) of the Code. To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of Shares with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Company and its parent and subsidiary corporations exceeds $100,000, such Incentive Stock Options shall be treated as Options which do not constitute Incentive Stock Options. The Committee shall determine, in accordance with applicable provisions of the Code, Treasury regulations and other administrative pronouncements, which of a Participant's Incentive Stock Options will not constitute Incentive Stock Options because of such limitation and shall notify the Participant of such determination as soon as practicable after such determination. No Incentive Stock Option shall be granted to an individual if, at the time the Option is granted, such individual owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporation, within the meaning of Section 422(b)(6) of the Code, unless
     (1) at the time such Option is granted the option price is at least 110% of the Fair Market Value of the Shares subject to the Option and (2) such Option by its terms is not exercisable after the expiration of five years from the date of grant.

          (iv) Expiration. Except as provided in Section 6(a)(iii), each Option shall expire ten (10) years from the date of grant thereof, and, unless provided otherwise in the Award Agreement, shall be subject to earlier termination as follows: Options, to the extent exercisable as of the date a Participant ceases to be an Employee, must be exercised within three (3) months of such date unless such event results from death, disability or retirement, in which case all outstanding Options held by such Participant may be exercised in full by the optionee, the optionee's legal representative, heir or devisee, as the case may be, within two (2) years from the date of the Participant's death, disability or retirement; provided, however, that no such event shall extend the expiration date of an Option beyond the 10th anniversary of its date of grant. Options that are not exercisable on termination of employment shall be automatically canceled on termination of employment. For purposes hereof, (x) "disability" means the Participant is receiving benefits under a long-term disability plan of the Company or, if the Company does not maintain such a plan, a determination by the Committee, upon the basis of medical evidence satisfactory to it, that the Participant is totally disabled, whether due to a physical or mental condition, such that he is expected to be unable to continue his employment for a continuous period of 12 or more months, and
     (y) "retirement" means a termination of employment on or after the Participant has reached age 65 or, with the consent of the Committee, on or after reaching age 55.

     (b) Stock Appreciation Rights. Subject to the provisions of the Plan, the Committee shall have the authority to determine the Employees to whom Stock Appreciation Rights shall be granted, the number of Shares to be covered by each Stock Appreciation Right Award, the grant price thereof and the conditions and limitations applicable to the exercise thereof. A Stock Appreciation Right may be granted in tandem with another Award, in addition to another Award, or freestanding and unrelated to another Award. A Stock Appreciation Right granted in tandem with or in addition to another Award may be granted either at the same time as such other Award or at a later time.

          (i) Grant Price. The grant price of a Stock Appreciation Right shall be determined by the Committee on the date of grant, but shall not be less than the Fair Market Value of a Share on such date (or such greater exercise price as may be required if such Stock Appreciation Right is granted in connection with an Incentive Stock Option that must have an exercise price equal to 110% of the Fair Market Value of a Share on the date of grant pursuant to Section 6(a)(iii)), unless such Stock Appreciation Right is a Substitute Award.

          (ii) Other Terms and Conditions. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine, at or after the grant of a Stock Appreciation Right, the term, methods of exercise, methods of settlement, and any other terms and conditions of any Stock Appreciation Right. Any such determination by the Committee may be changed by the Committee from time to time and may govern the exercise of Stock Appreciation Rights granted or exercised prior to such determination as well as Stock Appreciation Rights granted or exercised thereafter. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it shall deem appropriate.

          (iii) Expiration. Each Stock Appreciation Right shall expire ten (10) years from the date of grant thereof, or, if granted in tandem with another Award, upon the expiration of such tandem Award, if earlier, and, unless provided otherwise in the Award Agreement, shall be subject to earlier termination as follows: Stock Appreciation Rights, to the extent exercisable as of the date a Participant ceases to be an Employee, must be exercised within three (3) months of such date unless such event results from death, disability or retirement, in which case all outstanding Stock Appreciation Rights held by such Participant may be exercised in full by the Participant, the Participant's legal representative, heir or devisee, as the case may be, within two (2) years from the date of the Participant's death, disability or retirement; provided, however, that no such event shall extend the expiration date of a Stock Appreciation Right beyond the 10th anniversary of its date of grant. Stock Appreciation Rights that are not exercisable on termination of employment shall be automatically canceled on termination of employment. For purposes hereof, "disability" and "retirement" shall have their respective meanings as set forth in
     Section 6(a)(iv).

     (c) Restricted Stock. Subject to the provisions of the Plan, the Committee shall have the authority to determine the Employees to whom Restricted Stock shall be granted, the number of Shares of Restricted Stock to be granted to each such Participant, the duration of the Restricted Period during which, and the conditions, including performance goals, if any, under which, the Restricted Stock may be forfeited to the Company, and the other terms and conditions of such Awards.

          (i) Dividends. Dividends paid on Restricted Stock may be paid directly to the Participant, may be subject to risk of forfeiture and/or transfer restrictions during any period established by the Committee or sequestered and held in a bookkeeping cash account (with or without interest) or reinvested on an immediate or deferred basis in additional shares of Common Stock, which credit or shares may be subject to the same restrictions as the underlying Award or such other restrictions, all as determined by the Committee in its discretion.

          (ii) Registration. Any Restricted Stock may be evidenced in such manner as the Committee shall deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of Restricted Stock granted under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

          (iii) Forfeiture and Restrictions Lapse. Except as otherwise determined by the Committee or the terms of the Award that granted the Restricted Stock, upon termination of a Participant's employment (as determined under criteria established by the Committee) for any reason during the applicable Restricted Period, all Restricted Stock shall be forfeited by the Participant and re-acquired by the Company. The Committee may, when it finds that a waiver would be in the best interests of the Company and not cause such Award, if it is intended to qualify as performance-based compensation under Section 162(m) of the Code, to fail to so qualify under Section 162(m) of the Code, waive in whole or in part any or all remaining restrictions with respect to such Participant's Restricted Stock. Unrestricted Shares, evidenced in such manner as the Committee shall deem appropriate, shall be issued to the holder of Restricted Stock promptly after the applicable restrictions have lapsed or otherwise been satisfied.

          (iv) Transfer Restrictions. During the Restricted Period, Restricted Stock will be subject to the limitations on transfer as provided in Section 6(i)(iii).

     (d) Performance Awards. The Committee shall have the authority to determine the Employees who shall receive a Performance Award, which shall be denominated as a cash amount at the time of grant and confer on the Participant the right to receive payment of such Award, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish with respect to the Award.

          (i) Terms and Conditions. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award and the amount of any payment or transfer to be made pursuant to any Performance Award.

          (ii) Payment of Performance Awards. Performance Awards may be paid (in cash and/or in Shares, in the sole discretion of the Committee) in a lump sum or in installments following the close of the performance period, in accordance with procedures established by the Committee with respect to such Award.

     (e) Bonus Shares. The Committee shall have the authority, in its discretion, to grant Bonus Shares to eligible Employees. Each Bonus Share shall constitute a transfer of an unrestricted Share to the Participant, without other payment therefor, as additional compensation for the Participant's services to the Company.

     (f) Phantom Shares. The Committee shall have the authority to grant Awards of Phantom Shares to eligible Employees upon such terms and conditions as the Committee may determine.

          (i) Terms and Conditions. Each Phantom Share Award shall constitute an agreement by the Company to issue or transfer a specified number of Shares or pay an amount of cash equal to the Fair

     Market Value of a specified number of Shares, or a combination thereof to the Participant in the future, subject to the fulfillment during the Restricted Period of such conditions, including performance goals, if any, as the Committee may specify at the date of grant. During the Restricted Period, the Participant shall not have any right to transfer any rights under the subject Award, shall not have any rights of ownership in the Phantom Shares and shall not have any right to vote such shares.

          (ii) Dividends. Any Phantom Share award may provide that any or all dividends or other distributions paid on Shares during the Restricted Period be credited in a cash bookkeeping account (without interest) or that equivalent additional Phantom Shares be awarded, which account or shares may be subject to the same restrictions as the underlying Award or such other restrictions as the Committee may determine.

     (g) Cash Awards. The Committee shall have the authority to determine the Employees to whom Cash Awards shall be granted, the amount, and the terms or conditions, if any, as additional compensation for the Employee's services to the Company or its Affiliates. A Cash Award may be granted (simultaneously or subsequently) separately or in tandem with another Award and may entitle a Participant to receive a specified amount of cash from the Company upon such other Award becoming taxable to the Participant, which cash amount may be based on a formula relating to the anticipated taxable income associated with such other Award and the payment of the Cash Award.

     (h) Granting of Options to Directors. Each individual who is elected or appointed as a Director for the first time after the date the Plan is approved by the shareholders of the Company shall receive, as of the date of his election or appointment, and without the exercise of the discretion of any person or persons, a Non-Qualified Stock Option (an "Initial Grant") exercisable for 10,000 Shares (subject to adjustment in the same manner as provided in Section 7 hereof with respect to Shares subject to Options then outstanding). As of the date of the annual meeting of the shareholders of the Company ("Annual Meeting") in each year after 2001 that the Plan is in effect, each Director who is in office immediately after such meeting and who is not then entitled to receive an Initial Grant pursuant to the preceding provisions of this Section 6(h) shall receive, without the exercise of the discretion of any person or persons, a Non-Qualified Stock Option exercisable for 6,000 Shares (an "Annual Grant") (subject to adjustment in the same manner as provided in Section 7 hereof with respect to shares of Stock subject to Options then outstanding).

          (i) Other Terms and Conditions. The following provisions are applicable to Options granted pursuant to this Section 6(h):

             A. Subject to the following provisions, (1) an Initial Grant shall become exercisable for 50% of the Shares covered thereby on the date of grant, and for the remaining 50% thereof on the first Annual Meeting following its date of grant and (2) an Annual Grant shall become exercisable for one-third of the Shares covered thereby on the first Annual Meeting following the date of grant, and thereafter, for an additional one-third of the Shares covered thereby on each of the second and third Annual Meetings following the date of grant.

             B. The purchase price of a Share covered under an Option granted under this Section 6(h) shall be the Fair Market Value of a Share on the date of grant.

             C. To the extent that the right to exercise an Option has accrued and is in effect, the Option may be exercised in full at one time or in part from time to time by giving written notice, signed by the optionee exercising the Option, to the Company, stating the number of Shares with respect to which the Option is being exercised, accompanied by payment in full for such Shares, which payment may be in cash, already-owned Shares, a "cashless-broker" exercise (through procedures approved by the Company), or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price in which payment of the exercise price with respect thereto may be made or deemed to have been made; provided however, that (i) no Option shall be exercisable after ten (10) years from the date on which it was granted, and (ii) there shall be no such exercise at any one time for fewer than one hundred (100) Shares or for all of the remaining

        Shares then purchasable by the optionee exercising the Option, if fewer than one hundred (100) Shares.

             D. Each Option shall expire ten (10) years from the date of grant thereof, subject to earlier termination as follows: Options, to the extent exercisable as of the date a Director optionee ceases to serve as a director of the Company, must be exercised within three (3) months of such date unless such event results from death, disability or retirement, as determined by the Committee, in which case all outstanding Options held by such Director may be exercised in full by the optionee, the optionee's legal representative, heir or devisee, as the case may be, within two (2) years from the date of death, disability or retirement; provided, however, that no such event shall extend the normal expiration date of such Options. Options not exercisable on termination as provided above shall be automatically canceled on termination.

             E. Upon exercise of the Option, delivery of a certificate for fully paid and nonassessable Shares shall be made at the corporate office of the Company to the optionee exercising the Option either at such time during ordinary business hours after fifteen (15) days but not more than thirty (30) days from the date of receipt of the notice by the Company as shall be designated in such notice, or at such time, place and manner as may be agreed upon by the Company and the optionee exercising the Option.

          (ii) Number of Available Shares. In the event that the number of Shares available for grants under the Plan is insufficient to make all grants provided for in this Section 6(h) hereby made on the applicable date, then all Directors who are entitled to a grant on such date shall share ratably in the number of Shares then available for grant under the Plan, and shall have no right to receive a grant with respect to the deficiencies in the number of available Shares and the grants under this
     Section 6(h) shall terminate.

     (i) General.

          (i) Awards May Be Granted Separately or Together. Awards to Employees may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Award granted under the Plan or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

          (ii) Forms of Payment by Company Under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine, including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments.

          (iii) Limits on Transfer of Awards.

             (A) Except as provided in (C) below, each Award, and each right under any Award, shall be exercisable only by the Participant during the Participant's lifetime, or, if permissible under applicable law, by the Participant's guardian or legal representative or by a transferee receiving such Award pursuant to a qualified domestic relations order (a "QDRO") as determined by the Committee.

             (B) Except as provided in (C) below, no Award and no right under any such Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution (or, in the case of Restricted Stock, to the Company) or, if permissible under applicable law, pursuant to a QDRO and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate.

             (C) Notwithstanding anything in the Plan to the contrary, except to the extent specifically provided otherwise by the Committee in an Award Agreement, Non-Qualified Stock Options may be transferred by the optionee to one or more permitted transferees; provided that (i) there may be no consideration given for such transfer, (ii) the optionee (or such optionee's estate or representative) shall remain obligated to satisfy all employment tax and other withholding tax obligations associated with the exercise of the transferred Options, (iii) the optionee shall notify the Company in writing that such transfer has occurred, the identity and address of the permitted transferee and the relationship of the permitted transferee to the optionee, and (iv) such transfer shall be effected pursuant to transfer documents approved from time to time by the Company. Any permitted transferee may not further assign or transfer the transferred Option otherwise than by will or the laws of descent and distribution. Following any permitted transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable to the Option immediately prior to the transfer, provided that the term "optionee" as used in the Plan shall be deemed to refer also to each permitted transferee where required by the context. A transferred Option may only be exercised by a transferee to the same extent such Option could, at such time, be exercised by the optionee "but for" such transfer. The term "permitted transferees" shall mean one or more of the following: (i) any member of the optionee's immediate family; (ii) a trust established for the exclusive benefit of one or more members of such immediate family; (iii) a partnership in which such immediate family members are the only partners; or (iv) any other person approved from time to time by the Committee. The term "immediate family" is defined for such purpose as spouses, children, stepchildren and grandchildren, including relationships arising from adoption.

          (iv) Term of Awards. The term of each Award (other than pursuant to Section 6(h)) shall be for such period as may be determined by the Committee; provided, that in no event shall the term of any Award exceed a period of ten (10) years from the date of its grant.

          (v) Share Certificates. All certificates for Shares or other securities of the Company or any Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the SEC, any stock exchange upon which such Shares or other securities are then listed, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

          (vi) Consideration for Grants. Awards may be granted for no cash consideration or for such consideration as the Committee determines including, without limitation, such minimal cash consideration as may be required by applicable law.

          (vii) Delivery of Shares or other Securities and Payment by Participant of Consideration. No Shares or other securities shall be delivered pursuant to any Award until payment in full of any amount required to be paid pursuant to the Plan or the applicable Award Agreement is received by the Company, including without limitation, all applicable withholding taxes. Such payment may be made by such method or methods and in such form or forms as the Committee shall determine, including, without limitation, cash, Shares, other securities, other Awards or other property, withholding of Shares, cashless exercise with simultaneous sale, or any combination thereof; provided that the combined value, as determined by the Committee, of all cash and cash equivalents and the Fair Market Value of any such Shares or other property so tendered to the Company, as of the date of such tender, is at least equal to the full amount required to be paid pursuant to the Plan or the applicable Award Agreement to the Company.

          (viii) Performance Goals. Where necessary, the Committee shall establish performance goals applicable to those Awards the payment of which is intended by the Committee to qualify as "performance-based compensation" as described in Section 162(m)(4)(C) of the Code. Until changed by the Committee, the performance goals shall be based upon the attainment of such target levels of Share price, net income, cash flows, reserve additions or revisions, acquisitions, total capitalization, total or comparative shareholder return, assets, exploration successes, production volumes, findings and development costs, costs reductions and savings, reportable incidents in safety or environmental matters, return on equity, profit margin or sales, and/or earnings per share as may be specified by the Committee. The performance goals may be made subject to adjustment for specified unusual and nonrecurring events and may be absolute, relative to one or more other companies, or relative to one or more indices. Which factor or factors to be used with respect to any grant, and the weight to be accorded thereto if more than one factor is used, shall be determined by the Committee at the time of grant.

SECTION 7. Amendment and Termination.

     Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

          (a) Amendments to the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan without the consent of any shareholder, Participant, other holder or beneficiary of an Award, or other Person; provided, however, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the shareholders of the Company no such amendment, alteration, suspension, discontinuation, or termination shall be made that would (i) increase the total number of Shares available for Awards under the Plan, except as provided in Section 4(c) of the Plan;
     (ii) increase the class of eligible Participants; (iii) amend the eligibility requirements for Awards under the Plan; or (iv) amend or delete
     Section 7(b)(ii).

          (b) Amendments to Awards. The Committee may waive any conditions or rights under, amend any terms of, or alter any Award theretofore granted (other than Initial Grants or Annual Grants under Section 6(h)); provided, however, that (i) no change, other than pursuant to Section 7(c), in any Award shall reduce the benefit to Participant without the consent of such Participant and (ii) the Committee may not, without approval of the shareholders of the Company, amend any outstanding Award Agreement to lower the exercise price of any Option (or cancel and replace any outstanding Option with an Option having a lower exercise price). Notwithstanding the foregoing, with respect to any Award intended to qualify as performance-based compensation under Section 162(m) of the Code, no amendment shall be authorized to the extent such amendment would cause the Award to fail to so qualify.

          (c) Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(c) of the Plan) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. Notwithstanding the foregoing, with respect to any Award intended to qualify as performance-based compensation under Section 162(m) of the Code, no adjustment shall be authorized to the extent such adjustment would cause the Award to fail to so qualify.

SECTION 8. Change in Control.

     Notwithstanding any other provision of this Plan to the contrary, in the event of a Change in Control of the Company, all outstanding Awards granted prior to the date of the Change in Control automatically shall become fully vested on such Change in Control, all restrictions, if any, with respect to such Awards shall lapse, and all performance goals, if any, with respect to such Awards shall be deemed to have been met in full (at the maximum performance level). For purposes of this Plan, a "Change in Control" shall be deemed to occur:

          (i) if any person (as such term is used in sections 13(d) and 14(d)(2) of the Exchange Act), other than the Company, any parent corporation or subsidiary corporation of the Company or any employee benefit plan of the Company or any such entity, is or becomes the "beneficial owner" (as defined in

     Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities,

          (ii) upon the first purchase of the Company's common stock pursuant to a tender or exchange offer (other than a tender or exchange offer made by the Company),

          (iii) on the date of consummation of a merger, consolidation, recapitalization, reorganization, sale or disposition of all or a substantial portion of the Company's assets, or the issuance of shares of stock of the Company in connection with the acquisition of the stock or assets of another entity; provided, however, that a Change in Control shall not occur under this clause (iii) if consummation of the transaction would result in at least two-thirds of the total voting power represented by the voting securities of the Company (or, if not the Company, the entity that succeeds to all or substantially all of the Company's business) outstanding immediately after such transaction being beneficially owned (within the meaning of Rule 13d-3 promulgated pursuant to the Exchange Act) by at least two-thirds of the holders of outstanding voting securities of the Company immediately prior to the transaction, with the voting power of each such continuing holder relative to other such continuing holders not substantially altered in the transaction, or

          (iv) if, during any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election or nomination for the election by the Company's shareholders of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

SECTION 9. Parachute Tax Gross-Up.

     To the extent that the grant, payment, or acceleration of vesting or payment, whether in cash or stock, of any Award made to a Participant under the Plan is subject to an excise tax under Section 4999(a) of the Code, or any similar or successor provision (a "Parachute Tax"), the Company shall pay such Participant an additional amount of cash (the "Gross-up Amount") such that the "net" after-tax benefit received by the Participant, after paying all applicable Parachute Taxes with respect to such Awards (including those on the Gross-up Amount) and any federal or state taxes on the Gross-up Amount, shall be equal to the net after-tax benefit that such Participant would have received if such Parachute Tax had not been applicable.

SECTION 10. General Provisions.

     (a) No Rights to Awards. No Employee, Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Employees, Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards need not be the same with respect to each recipient.

     (b) Withholding. The Company or any Affiliate is authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, Shares that would otherwise be issued pursuant to such Award, other Awards or other property) of any applicable taxes payable in respect of an Award, its exercise, the lapse of restrictions thereon, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. Any Participant who is subject to Rule 16b-3 may direct the Company to withhold Shares or may tender Shares to the Company to satisfy his tax withholding obligations.

     (c) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement. Nothing contained in the Plan shall confer on any Director any right with respect to continuation of membership on the Board.

     (d) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Texas and applicable Federal law.

     (e) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without , in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

     (f) Other Laws. The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary.

     (g) No Trust or Fund Created. Neither the Plan nor the Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any general unsecured creditor of the Company or any Affiliate.

     (h) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

     (i) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

     (j) No Restriction on Corporate Action. Nothing contained in the Plan shall be construed to prevent the Company or any Affiliate from taking any action that is deemed by the Company or such Affiliate to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No Employee, Participant, or other Person shall have any claim against the Company or any Affiliate as a result of any such action.

     (k) Facsimile Signature. Any Award Agreement or related document may be executed by facsimile signature. If any officer who shall have signed or whose facsimile signature shall have been placed upon any such Award Agreement or related document shall have ceased to be such officer before the related Award is granted by the Company, such Award may nevertheless be issued by the Company with the same effect as if such person were such officer at the date of grant.

SECTION 11. Effective Date of the Plan.

     The Plan shall be effective as of the date of its approval by the Board, provided the Plan is subsequently approved by the shareholders of the Company within 12 months thereafter. Notwithstanding any provision in the Plan or in any Award Agreement, no Option or Stock Appreciation Right shall be exercisable and no Award shall vest or become satisfiable prior to such shareholder approval.

SECTION 12. Term of the Plan.

     No Award shall be granted under the Plan after the tenth anniversary of the date the Plan was adopted by the Board or approved by the shareholders, whichever is earlier. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under any such Award shall, extend beyond such date.

                                                                         ANNEX G

                               OCEAN ENERGY, INC.
                       2001 EMPLOYEE STOCK PURCHASE PLAN

     1. Purpose. The OCEAN ENERGY, INC. 2001 EMPLOYEE STOCK PURCHASE PLAN (the "Plan") is intended to provide an incentive for employees of OCEAN ENERGY, INC. (the "Company") and certain of its subsidiaries to acquire or increase a proprietary interest in the Company through the purchase of shares of the Company's common stock. The Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall be construed in a manner consistent with the requirements of that section of the Code.

     2. Definitions. Where the following words and phrases are used in the Plan, they shall have the respective meanings set forth below, unless the context clearly indicates to the contrary:

          (a) "Board" means the Board of Directors of the Company.

          (b) "Code" means the Internal Revenue Code of 1986, as amended.

          (c) "Committee" means the Organization & Compensation Committee of the Board.

          (d) "Company" means Ocean Energy, Inc., a Texas corporation.

          (e) "Date of Exercise" means the last day of each Option Period.

          (f) "Date of Grant" means January 1, 2001, and, thereafter, the first day of each successive July and January.

          (g) "Eligible Compensation" means regular straight-time earnings or base salary, determined before giving effect to any salary reduction agreement pursuant to (i) a qualified cash or deferred arrangement (within the meaning of Section 401(k) of the Code) or (ii) a cafeteria plan (within the meaning of Section 125 of the Code). Eligible Compensation shall not include management incentives, overtime, bonuses, commissions, severance pay, incentive pay, shift premium differentials, extended work-week premiums, pay in lieu of vacation, reimbursements, or any other special or incentive payments excluded by the Committee in its discretion (applied in a uniform basis).

          (h) "Eligible Employee" means, with respect to each Date of Grant, each employee of the Company or a Participating Company who, as of such Date of Grant, is regularly scheduled to work more than 20 hours per week and more than five months in any calendar year.

          (i) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (j) "Option Period" means the six-month period beginning on each Date of Grant.

          (k) "Option Price" shall have the meaning assigned to such term in paragraph 8(b).

          (l) "Participating Company" means any present or future parent or subsidiary corporation of the Company that participates in the Plan pursuant to paragraph 4.

          (m) "Plan" means this Ocean Energy, Inc. 2001 Employee Stock Purchase Plan, as amended from time to time.

          (n) "Stock" means the shares of the Company's common stock, par value $.10 per share.

     3. Administration of the Plan. The Plan shall be administered by the Committee. Subject to the provisions of the Plan, the Committee shall interpret the Plan and all options granted under the Plan, make such rules as it deems necessary for the proper administration of the Plan, and make all other determinations necessary or advisable for the administration of the Plan. In addition, the Committee shall correct any defect or supply any omission or reconcile any inconsistency in the Plan, or in any option granted under the Plan, in the manner and to the extent that the Committee deems desirable to carry the Plan or any option into effect.

The Committee shall, in its sole discretion, make such decisions or determinations and take such actions, and all such decisions, determinations and actions taken or made by the Committee pursuant to this and the other paragraphs of the Plan shall be conclusive on all parties. The Committee shall not be liable for any decision, determination or action taken in good faith in connection with the administration of the Plan. The Committee shall have the authority to delegate routine day-to-day administration of the Plan (including the selection of a custodian for the Plan) to such officers and employees of the Company as the Committee deems appropriate.

     4. Participating Companies. The Committee may designate any present or future parent or subsidiary corporation of the Company that is eligible by law to participate in the Plan as a Participating Company by written instrument delivered to the designated Participating Company. Such written instrument shall specify the effective date of such designation and shall become, as to such designated Participating Company and persons in its employment, a part of the Plan. The terms of the Plan may be modified as applied to the Participating Company only to the extent permitted under Section 423 of the Code. Transfer of employment among the Company and Participating Companies (and among any other parent or subsidiary corporation of the Company) shall not be considered a termination of employment hereunder. Any Participating Company may, by appropriate action of its Board of Directors, terminate its participation in the Plan. Moreover, the Committee may, in its discretion, terminate a Participating Company's Plan participation at any time.

     5. Eligibility. Subject to the provisions hereof, all Eligible Employees as of a Date of Grant shall be eligible to participate in the Plan with respect to options granted under the Plan as of such date.

     6. Stock Subject to the Plan. Subject to the provisions of paragraph 13, the aggregate number of shares which may be sold pursuant to options granted under the Plan shall not exceed 1,500,000 shares of the authorized Stock, which shares may be unissued shares or reacquired shares, including shares bought on the market or otherwise for purposes of the Plan. Should any option granted under the Plan expire or terminate prior to its exercise in full, the shares theretofore subject to such option may again be subject to an option granted under the Plan. Any shares that are not subject to outstanding options upon the termination of the Plan shall cease to be subject to the Plan.

     7. Grant of Options.

          (a) In General. Commencing on January 1, 2001, and continuing while the Plan remains in force, the Company shall, on each Date of Grant, grant an option under the Plan to purchase shares of Stock to each Eligible Employee as of such Date of Grant who elects to participate in the Plan; provided, however, that no option shall be granted to an Eligible Employee if such individual, immediately after the option is granted, owns stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of its parent or subsidiary corporations (within the meaning of Sections 423(b)(3) and 424(d) of the Code). Except as provided in paragraph 13, the term of each option shall be for six months, which shall begin on a Date of Grant and end on the last day of such six-month period. Subject to subparagraph 7(d), the number of shares of Stock subject to an option for a participant shall be equal to the quotient of (i) the aggregate payroll deductions withheld on behalf of such participant during the Option Period in accordance with subparagraph 7(b), divided by (ii) the Option Price of the Stock applicable to the option, rounded down to the nearest whole share; provided, however, that the maximum number of shares of Stock that may be subject to any option for a participant may not exceed 3,200 (subject to adjustment as provided in paragraph 13).

          (b) Election to Participate; Payroll Deduction Authorization. An Eligible Employee may participate in the Plan only by means of payroll deduction. Except as provided in subparagraph 7(f), each Eligible Employee who elects to participate in the Plan shall deliver to the Company, within the time period prescribed by the Committee, a written payroll deduction authorization in a form prepared by the Company whereby he gives notice of his election to participate in the Plan as of the next following Date of Grant, and whereby he designates a stated percentage of his Eligible Compensation to be deducted from his compensation for each pay period and paid into the Plan for his account. The designated percentage shall be an integral percentage of from 1% to 15%.

          (c) Changes in Payroll Authorization. The payroll deduction authorization referred to in subparagraph 7(b) may be reduced at any time during the Option Period by the employee giving written notice to the Company that his payroll deductions with respect to such Option Period shall thereafter be reduced to a specific percentage (not less than 1%) of his Eligible Compensation. Any such reduction shall be irrevocable with respect to the remainder of the Option Period.

          (d) $25,000 Limitation. No employee shall be granted an option under the Plan which permits his rights to purchase Stock under the Plan and under all other employee stock purchase plans of the Company and its parent and subsidiary corporations to accrue at a rate which exceeds $25,000 of fair market value of Stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time (within the meaning of Section 423(b)(8) of the Code). Any payroll deductions in excess of the amount specified in the foregoing sentence shall be returned to the participant as soon as administratively feasible after the next following Date of Exercise.

          (e) Leaves of Absence. During a paid leave of absence approved by the Company and meeting the requirements of Treasury Regulation sec.1.421-7(h)(2), a participant's elected payroll deductions shall continue. A participant may not contribute to the Plan during an unpaid leave of absence. If a participant takes an unpaid leave of absence that is approved by the Company and meets the requirements of Treasury Regulation sec.1.421-7(h)(2), then such participant's payroll deductions for such Option Period that were made prior to such leave may remain in the Plan and be used to purchase Stock under the Plan on the Date of Exercise relating to such Option Period. If a participant takes a leave of absence that is not described in the first or third sentence of this subparagraph 7(e), then he shall be considered to have terminated his employment for purposes of the Plan and withdrawn from the Plan pursuant to the provisions of paragraph 9 hereof. Further, notwithstanding the preceding provisions of this subparagraph 7(e), if a participant takes a leave of absence that is described in the first or third sentence of this subparagraph 7(e) and such leave of absence exceeds 90 days, then he shall be considered to have withdrawn from the Plan pursuant to the provisions of paragraph 9 hereof and terminated his employment for purposes of the Plan on the 91st day of such leave of absence.

          (f) Continuing Election. Subject to the limitation set forth in subparagraph 7(d), a participant (i) who has elected to participate in the Plan pursuant to subparagraph 7(b) as of a Date of Grant and (ii) who takes no action to change or revoke such election as of the next following Date of Grant and/or as of any subsequent Date of Grant prior to any such respective Date of Grant shall be deemed to have made the same election, including the same attendant payroll deduction authorization, for such next following and/or subsequent Date(s) of Grant as was in effect immediately prior to such respective Date of Grant. Payroll deductions that are limited by subparagraph 7(d) shall recommence at the rate provided in such participant's payroll deduction authorization at the beginning of the first Option Period that is scheduled to end in the following calendar year, unless the participant changes the amount of his payroll deduction authorization pursuant to paragraph 7, withdraws from the Plan as provided in paragraph 9, or is terminated from participation in the Plan as provided in paragraph 10.

     8. Exercise of Options.

          (a) General Statement. Subject to the limitation set forth in subparagraph 7(d), each participant in the Plan automatically and without any act on his part shall be deemed to have exercised his option on each Date of Exercise to the extent his unused payroll deductions under the Plan are sufficient to purchase at the Option Price whole shares of Stock subject to his option and to the extent the issuance of Stock to such participant upon such exercise is lawful. Any amount relating to such option that remains in his account representing a fractional share shall be applied to the purchase of shares of Stock during the next Option Period as if such participant had contributed such amount by payroll deduction to the Plan during such period for the option that relates to such period. If the total number of shares for which options are exercised on any date of exercise exceeds the maximum number of shares remaining to be sold under the Plan, the Company shall make a pro rata allocation of the shares of stock available for delivery and distribution in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable, and the balance of the payroll deductions credited to the account of each participant under the Plan shall be refunded to him promptly.

          (b) "Option Price" Defined. The term "Option Price" shall mean the per share price of Stock to be paid by each participant on each exercise of his option, which price shall be equal to 85% of the fair market value of the Stock on the Date of Exercise or on the Date of Grant, whichever amount is less. For all purposes under the Plan, the fair market value of a share of Stock on a particular date shall be equal to the closing price of the Stock on the New York Stock Exchange composite tape on that date, or if no prices are reported on that date, on the last preceding date on which such prices of the Stock are so reported. In the event Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its fair market value shall be made by the Committee in such manner as it deems appropriate.

          (c) Delivery of Share Certificates. As soon as practicable after each Date of Exercise, the Company shall deliver to a custodian selected by the Committee (or its delegates) one or more certificates representing (or shall otherwise cause to be credited to the account of such custodian) the total number of whole shares of Stock respecting options exercised on such Date of Exercise in the aggregate of all of the participating employees hereunder. Such custodian shall keep accurate records of the beneficial interests of each participating employee in such shares by means of participant accounts under the Plan, and shall provide each participating employee with semi-annual or such other periodic statements with respect thereto as may be directed by the Committee. If the Company is required to obtain from any U.S. commission or agency authority to issue any such shares, the Company shall seek to obtain such authority. Inability of the Company to obtain from any commission or agency (whether U.S. or foreign) authority which counsel for the Company deems necessary for the lawful issuance of any such shares shall relieve the Company from liability to any participant in the Plan except to return to him the amount of his payroll deductions under the Plan which would have otherwise been used upon exercise of the relevant option.

     9. Withdrawal from the Plan.

          (a) General Statement. Any participant may withdraw in whole from the Plan at any time prior to the Date of Exercise relating to a particular Option Period. Partial withdrawals shall not be permitted. A participant who wishes to withdraw from the Plan must timely deliver to the Company a notice of withdrawal in a form prepared by the Company. The Company, promptly following the time when the notice of withdrawal is delivered, shall refund to the participant the amount of his payroll deductions under the Plan which have not yet been otherwise returned to him or used upon exercise of options; and thereupon, automatically and without any further act on his part, his payroll deduction authorization and his interest in unexercised options under the Plan shall terminate.

          (b) Eligibility Following Withdrawal. A participant who withdraws from the Plan shall be eligible to participate again in the Plan upon expiration of the Option Period following the Option Period during which he withdrew (provided that he is otherwise eligible to participate in the Plan at such time).

     10. Termination of Employment.

          (a) General Statement. Except as provided in subparagraph 10(b), if the employment of a participant terminates for any reason whatsoever, then his participation in the Plan automatically and without any act on his part shall terminate as of the date of the termination of his employment. The Company shall promptly refund to him the amount of his payroll deductions under the Plan which have not yet been otherwise returned to him or used upon exercise of options, and thereupon his interest in unexercised options under the Plan shall terminate.

          (b) Termination by Retirement, Death or Disability. If the employment of a participant terminates after such participant has attained age 65 or due to such participant's death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code), then such participant, or such participant's personal representative, as applicable, shall have the right to elect either to:

             (1) withdraw all of such participant's accumulated unused payroll deductions under the Plan; or

             (2) exercise such participant's option as of his retirement date, his date of death, or his date of termination due to permanent and total disability, as applicable, for the purchase of the number of whole shares of Stock which the accumulated payroll deductions at the date of such participant's termination of employment will purchase at the Option Price (subject to subparagraph 7(d)), and receive a payment from the Company promptly after such exercise in the amount of such participant's payroll deductions under the Plan which have not yet been otherwise returned to him or used upon exercise of options. For purposes of this subparagraph 10(b)(2), the date of the participant's termination of employment will be deemed to be the Date of Exercise for the purpose of computing the Option Price.

     The participant or, if applicable, such personal representative, must make such election by giving written notice to the Committee within 90 days of the participant's date of retirement, date of death, or date of termination due to permanent and total disability, as applicable. In the event that no such written notice of election is timely received by the Committee, the participant or personal representative will automatically be deemed to have elected as set forth in clause (1) above.

     11. Restriction Upon Assignment of Option. An option granted under the Plan shall not be transferable otherwise than by will or the laws of descent and distribution. Each option shall be exercisable, during his lifetime, only by the employee to whom granted. The Company shall not recognize and shall be under no duty to recognize any assignment or purported assignment by an employee of his option or of any rights under his option or under the Plan.

     12. No Rights of Shareholder Until Exercise of Option. With respect to shares of Stock subject to an option, an optionee shall not be deemed to be a shareholder, and he shall not have any of the rights or privileges of a shareholder, until such option has been exercised and a certificate of shares has been issued to him.

     13. Changes in Stock; Adjustments. Whenever any change is made in the Stock, by reason of a stock dividend or by reason of subdivision, stock split, reverse stock split, recapitalization, reorganization, combination, reclassification of shares or other similar change, appropriate action will be taken by the Committee to adjust accordingly the number of shares subject to the Plan, the maximum number of shares that may be subject to any option, and the number and Option Price of shares subject to options outstanding under the Plan.

     If the Company shall not be the surviving corporation in any merger or consolidation (or survives only as a subsidiary of another entity), or if the Company is to be dissolved or liquidated, then, unless a surviving corporation assumes or substitutes new options (within the meaning of Section 424(a) of the Code) for all options then outstanding, (i) the Date of Exercise for all options then outstanding shall be accelerated to a date fixed by the Committee prior to the effective date of such merger or consolidation or such dissolution or liquidation, (ii) an employee (or his legal representative) may make a lump-sum deposit prior to the Date of Exercise in lieu of the remaining payroll deductions which otherwise would have been made, and (iii) upon such effective date any unexercised options shall expire and the Company promptly shall refund to each participant the amount of such participant's payroll deductions under the Plan which have not yet been otherwise returned to him or used upon exercise of options.

     14. Use of Funds; No Interest Paid. All funds received or held by the Company under the Plan shall be included in the general funds of the Company free of any trust or other restriction, and may be used for any corporate purpose. No interest shall be paid to any participant.

     15. Term of the Plan. The Plan shall be effective January 1, 2001, provided the Plan is approved by the shareholders of the Company within 12 months after the adoption by the Board. Notwithstanding any provision in the Plan, no option granted under the Plan shall be exercisable prior to such shareholder approval, and, if the shareholders of the Company do not approve the Plan by the Date of Exercise of the first option granted hereunder, then the Plan shall automatically terminate, no options may be exercised hereunder, and the Company promptly shall refund to each participant the amount of such participant's payroll deductions under the Plan; and thereupon, automatically and without any further act on his part, his payroll deduction authorization and his interest in unexercised options under the Plan shall terminate. Except with respect to options then outstanding, if not sooner terminated under the provisions of paragraph 16, the Plan shall terminate upon and no further payroll deductions shall be made and no further options shall be granted after December 31, 2010.

     16. Amendment or Termination of the Plan. The Board in its discretion may terminate the Plan at any time with respect to any Stock for which options have not theretofore been granted. The Board shall have the right to alter or amend the Plan or any part thereof from time to time; provided, however, that no change in any option theretofore granted may be made that would impair the rights of the optionee without the consent of such optionee.

     17. Securities Laws. The Company shall not be obligated to issue any Stock pursuant to any option granted under the Plan at any time when the offer, issuance or sale of shares covered by such option has not been registered under the Securities Act of 1933, as amended, or does not comply with such other state, federal or foreign laws, rules or regulations, or the requirements of any stock exchange upon which the Stock may then be listed, as the Company or the Committee deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the requirements of such laws, rules, regulations or requirements available for the offer, issuance and sale of such shares. Further, all Stock acquired pursuant to the Plan shall be subject to the Company's policies concerning compliance with securities laws and regulations, as such policies may be amended from time to time. The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to Section 16 of the Exchange Act shall comply with any applicable provisions of Rule 16b-3. As to such persons, the Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required from time to time by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

     18. No Restriction on Corporate Action. Nothing contained in the Plan shall be construed to prevent the Company or any subsidiary from taking any corporate action that is deemed by the Company or such subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any option granted under the Plan. No employee, beneficiary or other person shall have any claim against the Company or any subsidiary as a result of any such action.

     19. Miscellaneous Provisions.

          (a) Parent and Subsidiary Corporations. For all purposes of the Plan, a corporation shall be considered to be a parent or subsidiary corporation of the Company only if such corporation is a parent or subsidiary corporation of the Company within the meaning of Sections 424(e) and (f) of the Code.

          (b) Number and Gender. Wherever appropriate herein, words used in the singular shall be considered to include the plural and words used in the plural shall be considered to include the singular. The masculine gender, where appearing in the Plan, shall be deemed to include the feminine gender.

          (c) Headings. The headings and subheadings in the Plan are included solely for convenience, and if there is any conflict between such headings or subheadings and the text of the Plan, the text shall control.

          (d) Not a Contract of Employment. The adoption and maintenance of the Plan shall not be deemed to be a contract between the Company or any Participating Company and any person or to be consideration for the employment of any person. Participation in the Plan at any given time shall not be deemed to create the right to participate in the Plan, or any other arrangement permitting an employee of the Company or any Participating Company to purchase Stock at a discount, in the future. The rights and obligations under any participant's terms of employment with the Company or any Participating

     Company shall not be affected by participation in the Plan. Nothing herein contained shall be deemed to give any person the right to be retained in the employ of the Company or any Participating Company or to restrict the right of the Company or any Participating Company to discharge any person at any time, nor shall the Plan be deemed to give the Company or any Participating Company the right to require any person to remain in the employ of the Company or such Participating Company or to restrict any person's right to terminate his employment at any time. The Plan shall not afford any participant any additional right to compensation as a result of the termination of such participant's employment for any reason whatsoever.

          (e) Compliance with Applicable Laws. The Company's obligation to offer, issue, sell or deliver Stock under the Plan is at all times subject to all approvals of and compliance with any governmental authorities (whether domestic or foreign) required in connection with the authorization, offer, issuance, sale or delivery of Stock as well as all federal, state, local and foreign laws. Without limiting the scope of the preceding sentence, and notwithstanding any other provision in the Plan, the Company shall not be obligated to grant options or to offer, issue, sell or deliver Stock under the Plan to any employee who is a citizen or resident of a jurisdiction the laws of which, for reasons of its public policy, prohibit the Company from taking any such action with respect to such employee.

          (f) Severability. If any provision of the Plan shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining provisions hereof; instead, each provision shall be fully severable and the Plan shall be construed and enforced as if said illegal or invalid provision had never been included herein.

          (g) Governing Law. All provisions of the Plan shall be construed in accordance with the laws of Texas except to the extent preempted by federal law.

                                  DETACH HERE

                                     PROXY

                               OCEAN ENERGY, INC.

                  ANNUAL MEETING OF SHAREHOLDERS - MAY 9, 2001
                PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS


      The undersigned hereby appoints James T. Hackett and Robert K. Reeves as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote as designated below, all the shares of Common Stock or Series C Convertible Preferred Stock of Ocean Energy, Inc. (the "Company"), held of record by the undersigned at the close of business on March 28, 2001, at the Annual Meeting of Shareholders to be held May 9, 2001, or any adjournment(s) or postponement(s) thereof.

      The undersigned hereby revokes any proxy to vote shares held by the undersigned heretofore given. THE UNDERSIGNED ACKNOWLEDGES THAT THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER AND THAT IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND IN FAVOR OF PROPOSALS 2, 3, 4, AND 5.

      THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE VOTING OF THE PROXY BY THE EXECUTION AND SUBMISSION OF A REVISED PROXY, BY WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY OR BY VOTING IN PERSON AT THE MEETING.

-------------                                                  -------------
 SEE REVERSE     CONTINUED AND TO BE SIGNED ON REVERSE SIDE     SEE REVERSE
    SIDE                                                           SIDE
-------------                                                  -------------

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
                                                      DETACH HERE

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

1. Election of Three Directors to serve in Class                                                           FOR  AGAINST  ABSTAIN
   III until the 2004 Annual Meeting of
   Shareholders.                                         2. Proposal to approve the reincorporation merger [ ]    [ ]      [ ]
                                                            of the Company into a wholly-owned subsidiary
   NOMINEES: (01) John B. Brock, (02) Milton Carroll,       organized under the laws of Delaware.
             (03) James T. Hackett.
                                                         3. Proposal to approve the Ocean Energy, Inc.     [ ]    [ ]      [ ]
   [ ] ______________________________________               2001 Long-Term Incentive Plan.
       For all nominees except as noted above
                                                         4. Proposal to approve the Ocean Energy, Inc.     [ ]    [ ]      [ ]
       MARK HERE IF YOU PLAN [ ]                            Employee Stock Purchase Plan.
       TO ATTEND THE MEETING
                                                         5. Proposal to ratify the appointment by the      [ ]    [ ]      [ ]
       MARK HERE FOR ADDRESS [ ]                            Board of Directors of the firm of KPMG LLP
       CHANGE AND NOTE BELOW                                as independent auditors of the Company for
                                                            the fiscal year ending December 31, 2001.

                                                         6. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

                                                         Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature: _____________________ Date: ______________    Signature: _____________________ Date: ______________
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